As filed with the Securities and Exchange Commission on February 19, 2010

Securities Act File No. 333-163745

Investment Company Act File No. 811-06674

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check appropriate box or boxes)

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 1	☒
Post-Effective Amendment No.	☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 15	☒

THE GREATER CHINA FUND, INC.

(Exact Name of Registrant as Specified in Charter)

Gateway Center 3

100 Mulberry Street

Newark, New Jersey 07102

(Address of Principal Executive Offices)

(973) 367-7521

(Registrant’s Telephone Number, including Area Code)

Deborah A. Docs

Gateway Center 3

100 Mulberry Street

Newark, New Jersey 07102

(Name and Address of Agent for Service)

with copies to:

William G. Farrar	[ ]
Sullivan & Cromwell LLP
125 Broad Street
New York, New York 10004
(212) 558-4000

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☐ when declared effective pursuant to section 8(c)

If appropriate, check the following box:

☐ this [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐ This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is -    .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit (1)	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee (2)(3)
Common Stock	7, 588, 555	$14.79	$112,234,728	$6,262.70
Rights to Purchase Common Stock	(4)	None	None	None

(1)	Estimated solely for purposes of calculating the registration fee.
(2)	Calculated pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based on the net asset value reported on the New York Stock Exchange on December 8, 2009.
(3)	Previously paid.
(4)	No separate consideration will be received by the Registrant.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

THE GREATER CHINA FUND, INC.

CROSS REFERENCE SHEET

BETWEEN ITEMS OF REGISTRATION STATEMENT (FORM N-2) AND PROSPECTUS

PURSUANT TO RULE 495(A)

Item No.	Caption	Location in Prospectus

PART A
1.	Outside Front Cover	Outside Front Cover
2.	Cover Page and Other Offering Information	Inside Front and Outside Back Cover Page
3.	Fee Table and Synopsis	Expense Information
4.	Financial Highlights	Financial Highlights
5.	Plan of Distribution	The Offer; Distribution Arrangements
6.	Selling Shareholders	Not Applicable
7.	Use of Proceeds	Use of Proceeds
8.	General Description of the Registrant	Cover Page of Prospectus; The Fund; Net Asset Value and Market Price Information; Investment Objective and Policies; Risk Factors and Special Considerations; Description of Common Stock
9.	Management	Management of the Fund; Enforceability of Civil Liabilities; Custodian, Transfer Agent, Dividend Paying Agent and Registrar
10.	Capital Stock, Long-Term Debt, and Other Securities	Description of Common Stock; Dividends and Distributions; Dividend Reinvestment Plan; Taxation
11.	Defaults and Arrears on Senior Securities	Not Applicable
12.	Legal Proceedings	Not Applicable
13.	Table of Contents of the Statement of Additional Information	Statement of Additional Information Table of Contents

PART B
14.	Cover Page	Cover Page
15.	Table of Contents	Cover Page
16.	General Information and History	General Information and History
17.	Investment Objective and Policies, Investment Restrictions	Investment Objective and Policies; Investment Restrictions
18.	Management of the Fund	Management of The Fund
19	Control Persons and Principal Holders of Securities	Control Persons and Principal Holders of Securities
20.	Investment Advisory and Other Services	Investment Advisory and Other Services
21.	Brokerage Allocation and Other Practices	Brokerage Allocation and Other Practices
22.	Tax Status	Taxation
23.	Financial Statements	Financial Statements

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PROSPECTUS	Subject to Completion	Dated February 19, 2010

The Greater China Fund, Inc.

[            ] Shares of Common Stock

Issuable Upon Exercise of Rights to Subscribe for Such Shares

We are issuing to our shareholders of record (“record date shareholders”) as of the close of business on [        ], 2010 (the “record date”), transferable rights entitling the holders of these rights to subscribe for an aggregate of [        ] shares of our common stock, par value $0.001 per share (the “offer”). Record date shareholders on the record date will receive one right for each share of common stock held on the record date. The rights entitle their holders to purchase one share for every [        ] rights held (1-for-[    ]). Shareholders of record on the record date who fully exercise their rights will be entitled to subscribe, subject to certain limitations and subject to allotment, for additional shares represented by any unexercised rights. If sufficient shares remain, all over-subscription requests will be honored in full. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated among those record date shareholders on the record date who over-subscribe based on the number of shares they owned on the record date. The rights are transferable and will be admitted for trading on the New York Stock Exchange (the “NYSE”) under the symbol “[    ]” during the course of this offer. See “The Offer” for a complete discussion of the terms of this offer. The subscription price per share (the “subscription price”) will be [    ]% of the lower of (i) the average of the last reported sales price of a share of our common stock on the NYSE on the date on which the offer expires, as such date may be extended from time to time (the “expiration date”), and each of the four preceding business days and (ii) the net asset value per share of our common stock as of the close of business on the expiration date. The subscription price per share will include a sales load.

As of the date of this preliminary prospectus, our Board of Directors had not yet considered or approved the offer. We announced this offer [before the opening of trading] on the NYSE on [        ], 2010. Shares of our common stock trade on the NYSE under the symbol “GCH”. The net asset value per share of our common stock at the close of business on [        ], 2010 (the last trading date prior to announcement), and on [        ], 2010, were $[        ] and $[        ], respectively, and the last reported sale prices of a share of our common stock on the NYSE on those dates were $[        ] and $[        ], respectively.

The offer will expire at 5:00 p.m., New York City time, on [        ], 2010, unless extended as described herein.

We are a non-diversified, closed-end management investment company. We seek long-term capital appreciation through investment in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. We refer to such companies as “China companies.” Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of China companies. We cannot assure you that our investment objective will be realized. See “Investment Objective and Policies” in this prospectus and “Investment Objective and Policies” and “Investment Restrictions” in the Statement of Additional Information referred to below.

Investing in us involves special considerations that are not normally associated with investments in U.S. issuers. See “Risk Factors and Special Considerations” beginning on page 31 of this prospectus.

Upon completion of the offer, shareholders who do not fully exercise their rights will own a smaller proportional interest in us than they owned prior to the offer. The completion of the offer will result in immediate voting dilution for such shareholders. In addition, because the subscription price per share will be less than the net asset value per share of our common stock as of the expiration date, the completion of the offer will result in an immediate dilution of net asset value per share for all shareholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date or what the subscription price per share will be. Any such dilution will disproportionately affect nonexercising shareholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial. There is no aggregate ceiling on the amount of this discount. See “Risk Factors and Special Considerations—Dilution and Effect of Non-Participation in the Offer.” Any future rights offerings in which the subscription price per share is less than the net asset value per share will result in an immediate dilution of net asset value per share for all shareholders. Except as described herein, rights holders will have no right to rescind their subscriptions after receipt of their payment for shares by the subscription agent.

For information regarding the offer, please contact [            ], the information agent for the offer at (800) [                    ].

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

	Per Share	Total Maximum(5)
Estimated Subscription Price(1)	$[ ]	$[ ]
Estimated Sales Load(2)	$[ ]	$[ ]
Estimated Net Proceeds to Us(3)(4)	$[ ]	$[ ]

(footnotes on inside front cover)

[                                ]

The date of this prospectus is [            ], 2010

(continued from front cover)

This prospectus sets forth concisely the information about us that a prospective investor ought to know before investing and should be retained for future reference. You may obtain additional information about us from our reports filed with the Securities and Exchange Commission (“SEC”). Where indicated, we have incorporated into this prospectus information from the Statement of Additional Information (“SAI”) dated [            ], 2010. You can find the table of contents for the SAI on page 50 of this prospectus. The SAI is, and the annual report and the semi-annual report will be, available free of charge at www.greaterchinafund.com. You may obtain a copy of the SAI or our reports filed with the SEC upon written or oral request free of charge by contacting the information agent. In addition, the SAI and other reports filed with the SEC, including material incorporated by reference into this prospectus or the SAI, are available on the SEC’s website at http://www.sec.gov.

Our investment manager is Baring Asset Management (Asia) Limited, an indirect wholly-owned subsidiary of Baring Asset Management Limited. Our administrator is Prudential Investments LLC. The investment manager, as well as the administrator, will benefit from the offer because their fees are based on our average net assets. Our address is Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102, and our telephone number is (973) 367-7521.

(footnotes from front cover)

(1)	Estimated on the basis of [ ]% of the [market price] [net asset value] per share at the close of trading on the NYSE on [ ], 2010. See “The Offer—Subscription Price.”

(2)	[ ] will act as dealer manager for this offer. The Fund has agreed to pay the dealer manager a fee for its financial advisory, structuring and soliciting services equal to [ ]% of the subscription price per share for each share issued pursuant to the exercise of rights and the over-subscription privilege. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to [ ]% of the subscription price per share for each share issued pursuant to the offer as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to [ ]% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date of $[ ]. The Fund has also agreed to reimburse the dealer manager up to an aggregate of $[ ] for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. In addition, the Fund has agreed to pay fees to the subscription agent and the information agent estimated to be $[ ] each, inclusive of out-of-pocket expenses. These fees and expenses of the offer, including the dealer manager fee, will be borne by all of the Fund’s shareholders, including those shareholders who do not exercise their rights. The Fund and its investment manager have agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act of 1933 the (“Securities Act”), as amended. See “Distribution Arrangements.”

(3)	Before deduction of offering expenses payable by us, estimated at $[ ], including an aggregate of up to $[ ] to be paid to the dealer manager as partial reimbursement for its expenses.

(4)	Funds received by check prior to the final due date of the offer will be deposited into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of shares.

(5)	Assumes all rights are exercised at the estimated subscription price per share. All of the rights offered may not be exercised.

Unless otherwise specified, all references in this prospectus to “U.S. dollars,” “dollars,” “US$” or “$” are to United States dollars; all references to “RMB” or “renminbi” are to renminbi, the legal tender currency of the People’s Republic of China (“PRC” or “China”); and all references to “Hong Kong dollars” or “HK$” are to Hong Kong dollars, the legal tender currency of Hong Kong. On [    ], 2010, the noon buying rates in New York City for cable transfers certified for customs purposes by the Federal Reserve Bank of New York were RMB [    ] per U.S. dollar and HK$[    ] per U.S. dollar. See “Risk Factors and Special Considerations—Currency Fluctuations” for additional information on the historical rate of exchange between the dollar and the RMB.

Unless otherwise indicated, U.S. dollar equivalent information in RMB for a period is based on the official foreign exchange rate on the last day in the period, U.S. dollar information for RMB as of a specified date is based on the official exchange rate for that date, U.S. dollar equivalent information in HK$ for a period is based on the average of the daily exchange rates for such period and U.S. dollar information for HK$ as of a specified date is based on the exchange rate for such date. We make no representation in this prospectus that the RMB, HK$, or US$ could be converted into any other currency, at any particular rate or at all.

You should rely only on the information contained or incorporated by reference in this prospectus. We have not, and the dealer manager has not, authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not, and the dealer manager is not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of common shares. We will amend this prospectus if, during the period that this prospectus is required to be delivered, there are any subsequent material changes.

i

Prospectus summary

This summary highlights some information that is described more fully elsewhere in this prospectus. It may not contain all of the information that is important to you. To understand the offer fully, you should read the entire prospectus carefully, including the risk factors discussed in “Risk Factors and Special Considerations” beginning on page 31 of this prospectus and the SAI. As used in this prospectus, the terms “the Fund”, “we”, “our”, “ours” and “us” refer to The Greater China Fund, Inc., a Maryland non-diversified, closed-end management investment company and the issuer of the rights, unless the context suggests otherwise.

THE OFFER

Purpose of the Offer	Our Board of Directors has not yet considered or approved the offer. We will only make the offer if our Board of Directors determines that the offer would be in our best interest and in the best interest of our shareholders. In reaching any such decision to make the offer, the Board of Directors will consider, among other matters, advice by the investment manager that new capital would permit us to take advantage of available and emerging investment opportunities in China companies without having to sell portfolio securities that the investment manager believes should be held. In the view of our investment manager, the outlook for new investment opportunities in China companies is promising and additional assets would also permit us to make portfolio rebalancing adjustments without the expense of selling securities in our present portfolio. The offer seeks to provide an opportunity to existing shareholders to purchase shares at a discounted price. The distribution to shareholders of transferable rights, which may themselves have intrinsic value, also will afford non-participating shareholders the potential of receiving cash payment upon the sale of the rights, the receipt of which may be viewed as partial compensation for any dilution of their interests that may occur. Our Board of Directors will also take into account that a well-subscribed rights offering may marginally reduce our expense ratio (since our fixed costs could be spread over a larger asset base), which would be of long-term benefit to us, and could increase trading liquidity of our shares on the NYSE. Additionally, the investment manager and its affiliates have an inherent conflict of interest because the Fund pays fees to the investment manager based on a percentage of the Fund’s assets (the greater the assets of the Fund, the greater the compensation paid to the investment manager and its affiliates).

We cannot assure you that this offer will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered or that liquidity of our shares trading on the NYSE will increase. See “The Offer—Purpose of the Offer.”

Important Terms of the Offer	We are issuing to our shareholders of record (“record date shareholders”) as of the close of business on [ ], 2010, (the “record date”) transferable rights (“rights”) entitling the holders of these rights to subscribe for an aggregate of [ ] shares (the “shares”) of our common stock, par value $0.001 per share (the “offer”). Record date shareholders on the record date will receive one right for each share of common stock held on the record date. The rights entitle their holders to purchase one share for every [ ] rights held ([ ]). We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may be exercised only in multiples of [ ], [except that any record date shareholder on the record date who is issued fewer than [ ] rights will be able to subscribe for one share of common stock]. Record date shareholders on the record date who hold two or more accounts may not combine their fractional interests across accounts. Rights are evidenced by subscription certificates that will be mailed to record date shareholders on the record date, except as described below under “The Offer—Foreign Restrictions.” We refer to a rights holder’s right to acquire during the subscription period at the subscription price per share one additional share for every [ ] rights held (or in the case of any record date shareholder on the record date who is issued fewer than [ ] rights, the right to acquire one share), as the “primary subscription.”

The rights are transferable and will be admitted for trading on the NYSE under the symbol “[    ]”, subject to notice of issuance. Our outstanding common stock is listed on the NYSE and trades under the symbol “GCH”, as will the shares of our common stock issuable upon exercise of the rights.

Rights holders may exercise rights at any time during the subscription period, which commences on [            ], 2010 and expires at 5:00 p.m., New York City time, on [            ], 2010, unless otherwise extended (the “expiration date”). See “The Offer—Expiration of the Offer.”

Record date shareholders on the record date who fully exercise the rights they obtained in the primary subscription will be entitled to an over-subscription privilege under which they may subscribe for additional shares at the subscription price per share. Any shares made available pursuant to the over-subscription privilege are subject to allotment. See “The Offer—Over-Subscription Privilege.”

Over-Subscription Privilege	Record date shareholders on the record date who exercise all the rights issued to them (other than those rights that cannot be exercised because they represent the right to acquire less than one share) are entitled to subscribe for additional shares represented by any unexercised rights issued in the primary subscription, subject to certain limitations and subject to allotment. This is known as the “over-subscription privilege.”

Investors who are not record date shareholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to the offer, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated pro rata among those record date shareholders on the record date who over-subscribe based on the number of shares of our common stock they owned on the record date. See “The Offer—Over-Subscription Privilege.”

Subscription Price	The subscription price per share for the shares we will issue pursuant to the exercise of rights in the primary subscription and the over-subscription privilege will equal [ ]% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date and each of the four preceding business days and (ii) the net asset value per share of our common stock as of the close of business on the expiration date. Since the subscription price per share will be determined on the expiration date, rights holders who decide to acquire shares in the primary subscription or pursuant to the over-subscription privilege will not know when they make such decisions the purchase price of those shares. See “The Offer—Subscription Price.” The subscription price per share will include a sales load.

Transferability and Sale of Rights	The rights are transferable until the close of business on the last business day prior to the expiration date. The rights will be admitted for trading on the NYSE under the symbol “[ ]”, subject to notice of issuance. Trading in the rights on the NYSE is expected to be conducted on a when-issued basis beginning on [ ], 2010, until the record date; thereafter, the rights will trade regular way until the expiration date (including any extensions). We will use our best efforts to ensure that an adequate trading market for the rights will exist, by requesting that the rights trade on the NYSE and by retaining the dealer manager, the subscription agent and the information agent, but we cannot assure you that a market for the rights will develop. Assuming a market does exist for the rights, you may purchase and sell the rights through the usual brokerage channels or sell the rights through the subscription agent.

Record date shareholders on the record date who do not wish to exercise any of the rights issued to them pursuant to the offer may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before 5:00 p.m., New York City time, on [                ], 2010 (or, if the subscription period is extended, on or before 5:00 p.m., New York City time, two business days prior to the extended expiration date).

The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. See “The Offer—Transferability and Sale of Rights.”

How to Subscribe	Rights may be exercised by either:

•

sending a completed subscription certificate together with payment of the estimated subscription price of $[            ] per share ([    ]% of the [market price] [net asset value] per share on [            ], 2010) for the shares subscribed for in the primary subscription and for any additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent prior to 5:00 p.m., New York City time, on the expiration date, or

•

having a bank, trust company or NYSE member deliver a notice of guaranteed delivery to the subscription agent prior to 5:00 p.m., New York City time, on the expiration date guaranteeing delivery of (i) payment of the estimated subscription price of $[            ] per share for the shares subscribed for in the primary subscription and for any additional shares subscribed for pursuant to the over-subscription privilege and (ii) a completed subscription certificate.

For additional information on exercising your rights, see “The Offer—Method of Exercise of Rights and—Payment for Shares.”

Requirements for Foreign Shareholders

Subscription certificates will not be mailed to record date shareholders on the record date whose addresses are outside the United States (for these purposes, the United States includes its territories and possessions and the District of Columbia). The subscription agent will hold the rights to which those subscription certificates relate for such shareholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [            ], 2010, three business days prior to the expiration date (or, if the subscription period is extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these shareholders to the dealer manager, which will either purchase the rights or use its best efforts to sell the rights. The net proceeds, if any, from sale of those rights, by or to the dealer manager, will be remitted to these shareholders.

Subscription Agent	The subscription agent is [ ]. See “The Offer—Subscription Agent.”

Information Agent	The information agent is [ ]. See “The Offer—Information Agent.”

How to Obtain Information	You may obtain information with respect to the offer by contacting your bank, broker or nominee or the information agent, [ ], toll-free at (800) [ ].

Important Dates to Remember

Record date	[ ], 2010

Subscription period	[ ], 2010-[ ], 2010*

Expiration date	[ ], 2010*

Payment for shares or notice of guaranteed delivery due	[ ], 2010*

Payment for guarantees of delivery due	[ ], 2010*

Confirmation to participants	[ ], 2010*

Final payment for shares due	[ ], 2010*

*	Unless the offer is extended.

For a detailed discussion of the terms of the offer, see “The Offer.”

Distribution Arrangements	[ ] will act as dealer manager for the offer. Under the terms and subject to the conditions contained in the dealer manager agreement, the dealer manager will provide financial structuring services in connection with the offer and will solicit the exercise of rights and participation in the over-subscription privilege. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for these financial advisory, structuring and soliciting services equal to [ ]% of the subscription price per share for shares issued pursuant to the exercise of rights and the over-subscription privilege. The dealer manager will benefit from this offering as a result of this fee arrangement. The dealer manager will reallow a portion of its fee to other broker-dealers who have assisted in soliciting the exercise of rights. In addition, we have agreed to reimburse the dealer manager up to $[ ] for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer.

Prior to the expiration of the offer, the dealer manager may independently offer for sale shares of the Fund, including shares acquired through purchasing and exercising the rights, at prices it sets. See “Distribution Arrangements.”

Use of Proceeds	If [ ] shares are sold at an assumed subscription price of $[ ] per share, the net proceeds of the offer are estimated to be approximately $[ ], after deducting our estimated offering expenses, including the fees and expenses of the dealer manager, the sales load and other offering expenses estimated to be $[ ].

The investment manager has advised us that it anticipates that the net proceeds will be invested in accordance with our investment objective and policies set forth under “Investment Objective and Policies” below within [        ] months of the expiration date of this prospectus, depending on market conditions and the availability of appropriate securities. In no event will the time period for investment of the net proceeds exceed [six] months from the expiration date. Pending such investment, the proceeds will be invested in high quality short-term debt instruments.

Certain Effects of the Offer	The Fund’s investment manager will benefit from the offer because the investment manager fee is based on the Fund’s average weekly net assets. It is not possible to state precisely the amount of additional compensation the investment manager will receive as a result of the offer because it is not known how many shares will be subscribed for and because the net proceeds of the offer will be invested in additional portfolio securities which will fluctuate in value. However, assuming (i) all rights are exercised, (ii) the Fund’s average weekly net asset value is $[ ] per share (the net asset value per share on [ ], 2010) and (iii) the subscription price is $[ ] per share ([ ]% of the [NAV/last reported sale price] of a share of common stock on [ ], 2010), after giving effect to dealer manager fees and other offering expenses, the investment manager would receive additional management fees of approximately $[ ] for the twelve months following the completion of the offer and would continue to receive additional management fees as a result of the offer, based on the Fund’s average weekly net assets attributable to the shares issued in the offer, thereafter.

Information Regarding Us

Our Investment Objectives and Policies

We are a non-diversified, closed-end management investment company organized as a Maryland corporation and registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”). We seek long-term capital appreciation through investment in listed equity securities of China companies, which are companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies.

In determining whether companies (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, the investment manager utilizes information contained in financial statements, economic reports and analyses and other available information, which may include information obtained directly from or in discussions with the issuers of securities in which we are considering an investment. In certain instances, the available information with respect to issuers of securities may not provide a quantitative breakdown of a particular issuer’s China-related revenues, and the investment manager may be required to make a qualitative determination as to whether the issuer is a China company for the purposes of our investment policies.

While we invest a substantial portion of our assets in securities issued by established China companies, the investment manager also seeks to identify and invest in securities issued by certain smaller, less seasoned China companies that it believes offer potential for long-term capital appreciation. Investments in securities issued by these China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities issued by more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. See “Risk Factors and Special Considerations—Investments in Unseasoned Companies.”

Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of China companies. For more information on our investment objective, investment policies and restrictions and for information relating to the markets in which the Fund invests, see “Investment Objective and Policies” in this prospectus and “Investment Objective and Policies,” “Investment Restrictions” and “Certain Information Concerning China, Hong Kong and Taiwan” in the SAI.

The Investment Manager	Baring Asset Management (Asia) Limited serves as our investment manager. The investment manager is a Hong Kong corporation that was incorporated in 1985 to advise institutional clients with respect to investments in Asia. It is also an indirect wholly-owned subsidiary of Baring Asset Management Limited, a leading international investment manager, which, through its subsidiaries, had approximately a total of $33 billion in assets under management for mutual funds, pension funds, corporations, government agencies, charitable organizations, investment companies, private individuals and others as of December 31, 2008. Baring Asset Management Limited, through its subsidiaries, had approximately $6.9 billion invested in Asian securities markets (excluding Japan) as of December 31, 2008. Baring Asset Management Limited is an indirect wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). MassMutual is a diversified financial services business. See “Management of the Fund—Investment Manager” in this prospectus and “Investment Advisory and Other Services—Investment Manager” in the SAI.

Compensation of the Investment Manager	We pay the investment manager a monthly fee at the annual rate of 1.25% of our average weekly net assets up to $250 million and 1.00% of such weekly net assets over $250 million. The fees payable to the investment manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. The investment manager will benefit from the offer because its fees are based on our average net assets. See “Management of the Fund—Investment Manager” in this prospectus and “Investment Advisory and Other Services—Investment Manager” in the SAI.

The Administrator	Our administrator is Prudential Investments LLC. We pay the administrator a monthly fee at an annual rate of 0.20%

of our average weekly net. The administrator will benefit from the offer because its fees are based on our average net assets. See “Management of the Fund—Administrator” in this prospectus and “Investment Advisory and Other Services—Administrator” in the SAI.

Custodian, Transfer Agent, Dividend Paying Agent and Registrar	The Bank of New York Mellon Corporation serves as our custodian. Our custodian has entered into agreements with foreign sub-custodians in accordance with delegation instructions approved by the Board of Directors.

Our transfer agent, dividend paying agent and registrar is PNC Global Investment Servicing Inc.

See “Custodian, Transfer Agent, Dividend Paying Agent and Registrar.”

Risk Factors and Special Considerations	Investing in us involves special considerations that are not normally associated with investments in U.S. issuers. See “Risk Factors and Special Considerations” beginning on page 31 of this prospectus to read about factors you should carefully consider before investing in us.

Certain Anti-takeover Provisions	Our organizational documents—our charter and bylaws—contain provisions that could have the effect of limiting (i) the ability of any party to acquire control of us, (ii) our freedom to engage in certain transactions, (iii) the ability of our Board of Directors or shareholders to amend our charter documents, (iv) the ability of our shareholders to change the composition of our Board of Directors or (v) our conversion to an open-end investment company. These provisions of our charter documents may be regarded as “anti-takeover” provisions and could have the effect of depriving our shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us. Our Board of Directors has considered these anti-takeover provisions and concluded that they are in our best interest and the best interest of our shareholders. See “Description of Common Stock—Certain Anti-takeover Provisions in Our Charter and Bylaws and under Maryland Law.”

Expense Information

Percentage of Subscription Price
Shareholder Transaction Expenses
Sales load	[ ]	%(2)
Dividend reinvestment plan fees	[ ]	%(3)

Percentage of Net Assets Attributable to Common Stock
Annual Expenses(4)
Management fees	[ ]	%(5)
Interest Paid on Borrowed Funds	[ ]	%
Other Expenses	[ ]	%
Administration fees	[ ]	%(6)
Other operating expenses	[ ]	%

Total annual expenses	[ ]	%

(1)	The information contained in this table is current as of [ ].

(2)	The dealer manager will receive a fee for financial advisory, structuring and soliciting services equal to [ ]% of the subscription price per share for each share issued pursuant to this offer. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to [ ]% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to [ ]% of the subscription price per share for each share issued pursuant to this offer as a result of their soliciting efforts, subject to a maximum fee based on the number of shares of our common stock held by each broker-dealer through DTC on the record date. We have also agreed to reimburse the dealer manager for a portion of its reasonable out-of-pocket expenses up to an aggregate of $[ ]. In addition, we have agreed to pay fees to the subscription agent and the information agent estimated to be $[ ] and $[ ], respectively, inclusive of out-of-pocket expenses. These fees will be borne by all of our shareholders, including those shareholders who do not exercise their rights.

(3)	See “Dividends and Distributions; Dividend Reinvestment Plan.”

(4)	Amounts are based on our most recently completed fiscal year, except that “Other Expenses” are based on estimated amounts for our current fiscal year and assume that all of the rights are exercised.

(5)	See “Management of the Fund—Management and Administration Agreements” in this prospectus and “Investment Advisory and Other Services—Investment Manager” in the SAI. The Fund does not have any leveraged borrowings.

(6)	See “Management of the Fund—Administrator” in this prospectus and “Investment Advisory and Other Services—Administrator” in the SAI.

The table above is intended to assist you in understanding the various costs and expenses that you will bear, directly or indirectly, by investing in us assuming the offer is fully subscribed and the receipt of net proceeds of approximately $[    ] million.

Example

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return throughout the periods:

Cumulative expenses paid for the period of:

1 year	3 years	5 years	10 years
$[ ]	$[ ]	$[ ]	$[ ]

The above example assumes reinvestment of all dividends and distributions at net asset value and an expense ratio of [    ]%. The table above and the assumption in the example of a 5% annual return are required by SEC regulations applicable to all investment companies. This example should not be considered a representation of past or future expenses or rate of return; our actual expenses may be greater or less than those shown. For more complete descriptions of certain of our costs and expenses, see “Management of the Fund” in this prospectus and in the SAI.

Financial Highlights

KPMG LLP, our independent registered public accounting firm, audited the following selected financial data per share of our common stock for the years ended December 31, 2008 and 2007. KPMG’s reports with respect to these periods were unqualified. The selected financial data as of the six months ended June 30, 2009 have been derived from our unaudited financial statements. The audited selected financial data below for the years ended December 31, 1999 to December 31, 2006 has been audited by other independent accountants whose reports with respect to that period were also unqualified. This information should be read in conjunction with the audited financial statements and the accompanying notes thereto for the year ended December 31, 2008, and the unaudited financial statements for the six month period ended June 30, 2009 and the accompanying notes thereto , which are incorporated by reference in the SAI. You may obtain a copy of the SAI or any audit reports prepared in connection with this information by contacting the information agent.

	Six Months Ended June 30,		For the Year Ended December 31,
	2009		2008	2007	2006	2005	2004
	(unaudited)		(audited)
Net asset value, beginning of period	$8.90		$28.91	$24.50	$14.93	$17.18	$16.57

Increase From Investment Operations:
Net investment income	0.07		.15 *	— **	0.13	0.19 *	0.20
Net realized and unrealized gain (loss) on investments and foreign currency transactions	3.05		(13.45)	17.55	12.09	1.47 *	0.96

Total from investment operations	3.12		(13.30)	17.55	12.22	1.66	1.16

Dividends and distributions to shareholders:
From net investment income	—		—	(0.03)	(0.45)	(0.43)	(0.21)
From net realized gain on investment transactions	—		(6.66)	(13.11)	(2.20)	(2.25)	(0.34)

Total dividends and distributions to shareholders	—		(6.66)	(13.14)	(2.65)	(2.68)	(0.55)

Fund Share Transactions:
Dilutive effect resulting from issuance of shares in stock dividend	—		(0.05)	—	—	—	—
Dilutive effect of rights offering	—		—	—	—	(1.04)	—
Offering costs charged to paid-in-capital in excess of par	—		—	—	— **	(0.19)	—

Total Fund share transactions	—		(0.05)	—	—	(1.23)	—

Net asset value, end of period	$12.02		$8.90	$28.91	$24.50	$14.93	$17.18

Market value, end of period	$11.01		$8.32	$24.81	$31.48	$13.04	$15.75

Total investment return(1)	33.41%		(49.56)%	20.59%	168.90%	(0.72)%	(14.77)%

Ratios/Supplemental Data:
Net assets, end of period (000’ is omitted)	$273,668		$202,510	$486,483	$411,539	$250,677	$216,434
Ratio of expenses to average net assets	2.15	%***	2.01%	1.62%	1.86%	2.09%	2.28%
Ratio of net investment income to average net assets	1.42	%***	0.93%	0.01%	0.66%	1.04%	1.17%
Portfolio turnover	71%		133%	85%	114%	140%	66%

	For the Year Ended December 31,
	2003	2002	2001	2000	1999
	(audited)
Net asset value, beginning of period	$10.06	$10.59	$10.84	$11.47	$8.43

Income (loss) from investment operations:
Net investment income (loss)	0.27	0.09	0.04	0.06	0.03
Net realized and unrealized gain (loss) on investment and foreign currency transactions	6.50	(0.58)	(0.23)	(0.66)	3.01

Total from investment operations	6.77	(0.49)	(0.19)	(0.60)	3.04

Dividends and distributions to shareholders:
From net investment income	(0.26)	(0.04)	(0.06)	(0.03)	—
In excess of net investment income	—	—	—	—	—
From net realized gain on investment transactions	—	—	—	—	—
In excess of net realized gain on investments	—	—	—	—	—

Total dividends and distributions to shareholders	(0.26)	(0.04)	(0.06)	(0.03)	—

Fund Share Transactions:
Dilutive effect of rights offering	—	—	—	—	—
Offering costs charged to paid-in-capital in excess of par	—	—	—	—	—
Total Fund share transactions	—	—	—	—	—

Net asset value, end of period	$16.57	$10.06	$10.59	$10.84	$11.47

Market value, end of period	$19.12	$8.82	$8.76	$8.19	$8.38

Total investment return(1)	120.13%	1.15%	7.67%	(1.86)%	36.73%

Ratios/Supplemental Data:
Net assets, end of period	$208,699	$126,640	$133,406	$136,562	$144,449
Ratio of expenses to average net assets	2.04%	2.17%	2.17%	2.01%	2.23%
Ratio of net investment income (loss) to average net assets	2.20%	0.84%	0.36%	0.49%	0.36%
Portfolio turnover	85%	38%	33%	53%	36%
Average Commission Rate Paid

*	Based on average shares outstanding.

**	Amount represents less than $0.005 per share.

***	Annualized.

(1)	Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Total investment return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on dividends/distributions or on the sale of fund shares. Total investment return for periods less than a full year is not annualized.

The Offer

PURPOSE OF THE OFFER

Our Board of Directors has not yet considered or approved the offer. We will only make the offer if our Board of Directors determines that the offer would be in our best interest and in the best interest of our shareholders. The offer is intended to increase our assets available for investment, thereby enabling us to take advantage more fully of available existing and future investment opportunities consistent with our investment objective of long-term capital appreciation through investment primarily in listed equity securities of China companies. The executive committee of the Board of Directors has approved the filing of a registration statement, of which this preliminary prospectus constitutes a part.

In reaching any such decision to make the offer, the Board of Directors will consider, among other matters, advice by the investment manager that new capital would permit us to take advantage of available and emerging investment opportunities in China companies without having to sell portfolio securities that the investment manager believes should be held. In the view of our investment manager, the outlook for new investment opportunities in China companies is promising. In particular, the investment manager expects that privatization of large banks, insurance companies and industrial enterprises will add new sectors to the investment market and will present new investment opportunities for us. In the investment manager’s view, additional assets would also permit us to make portfolio rebalancing adjustments without the expense of selling securities in our present portfolio. The offer seeks to provide an opportunity to existing shareholders to purchase shares at a discount. The distribution to record date shareholders on the record date of transferable rights, which may themselves have intrinsic value, also will afford non-participating shareholders the potential of receiving cash payment upon the sale of the rights, the receipt of which may be viewed as partial compensation for any dilution of such shareholders’ interests that may occur. The Board of Directors will also take into account that a well-subscribed rights offering would marginally reduce our expense ratio (since our fixed costs could be spread over a larger asset base), which would be of long-term benefit to us, and could increase trading liquidity of our shares on the NYSE. We cannot assure you that this offer will be successful or that, by increasing our size, our aggregate expenses and, correspondingly, our expense ratio will be lowered or that liquidity of our shares trading on the NYSE will increase.

In determining whether this offer is in our best interest and in the best interest of our shareholders, the Board of Directors will consider the structure, timing and terms of the offer. In addition, our Board of Directors will consider, among other things, using a variable pricing versus fixed pricing mechanism, the benefits and drawbacks of conducting a non-transferable versus a transferable rights offering, the impact of this offer on our net asset value per share, the effect on us if the offer is not fully subscribed and the experience of the dealer manager in conducting rights offerings.

Our investment manager, as well as the administrator, will benefit from the offer because their fees are based on our average net assets. See “Management of the Fund” in this prospectus and in the SAI.

We may, in the future and at our discretion, choose to make additional rights offerings from time to time for a number of shares and on terms that may or may not be similar to this offer. We will make any such future rights offering in accordance with the requirements of the Investment Company Act.

IMPORTANT TERMS OF THE OFFER

We are issuing to record date shareholders on the record date as of the close of business on [            ], 2010, the record date for the offer, transferable rights to subscribe for an aggregate of [            ] shares. Each record date shareholder on the record date is being issued one right for each share of common stock owned on the record date. Each record date shareholder on the record date and each other holder of

The Offer

these rights is entitled to subscribe for [            ] share for every [            ] rights held ([            ]). We will not issue fractional shares of our common stock upon the exercise of rights; accordingly, rights may only be exercised in multiples of [            ], except that any record date shareholder on the record date who is issued fewer than [            ] rights will be able to subscribe for one share of common stock. Rights are evidenced by subscription certificates that will be mailed to record date shareholders, except as described below under “—Foreign Restrictions.”

The rights are transferable and will be admitted for trading on the NYSE under the symbol “[    ]” subject to notice of issuance. Our outstanding common stock is listed on the NYSE and trades under the symbol “GCH”, as will the shares of common stock issued upon the exercise of rights.

Rights holders may exercise rights at any time during the subscription period, which commences on [            ], 2010 and expires at 5:00 p.m., New York City time, on [            ], 2010, unless extended. See “—Expiration of the Offer”; “Extending the Expiration of the Offer” below.

Rights holders who are record date shareholders on the record date and who fully exercise the rights they obtained in the primary subscription will be entitled to an over-subscription privilege under which they may subscribe for additional shares at the subscription price per share. Any shares made available pursuant to the over-subscription privilege are subject to allotment, as more fully discussed below under “—Over-Subscription Privilege.” For purposes of determining the maximum number of shares a shareholder may acquire pursuant to the offer, broker-dealers, trust companies, banks, or others whose shares are held of record by depositories or nominees, such as Cede & Co. Inc., will be deemed to be the holders of the rights that are issued on their behalf to such depositories or nominees.

Rights may be exercised by completing a subscription certificate and delivering it, together with payment at the estimated subscription price, to the subscription agent. A rights holder will have no right to rescind a purchase after the subscription agent has received a completed subscription certificate together with payment for the shares offered pursuant to the offer, except as provided under “—Notice of Net Asset Value Decline.” Rights holders who exercise their rights will not know at the time of exercise the subscription price of the shares being acquired and will be required initially to pay for both the shares subscribed for during the subscription period and, if eligible, any additional shares subscribed for pursuant to the over-subscription privilege at the estimated subscription price of $[        ] per share. For a discussion of the method by which rights may be exercised and shares paid for, see “—Exercise of Rights” and “—Payment for Shares.”

There is no minimum number of rights which must be exercised in order for the offer to close. The Fund will bear the expenses of the offer, which will be paid from the proceeds of the offer. These expenses include, but are not limited to, the expenses of preparing and printing the prospectus for the offer, the dealer manager fee and the expenses of Fund counsel and the Fund’s independent registered public accounting firm in connection with the offer.

OVER-SUBSCRIPTION PRIVILEGE

Record date shareholders on the record date who exercise all the rights issued to them [(other than those rights that cannot be exercised because they represent the right to acquire less than one share)] are entitled to subscribe for additional shares represented by any unexercised rights issued in the primary subscription. Investors who are not record date shareholders on the record date, but who otherwise acquire rights to purchase shares of our common stock pursuant to this offer, are not entitled to subscribe for any shares of our common stock pursuant to the over-subscription privilege. Under this over-subscription privilege, record date shareholders on the record date who exercise all the rights issued to them will be asked to indicate on a subscription certificate how many additional shares they would like to purchase pursuant to the offer. If sufficient shares remain, all over-subscription requests will be

The Offer

honored in full. To the extent sufficient shares are not available to honor all over-subscription requests, any remaining unsubscribed shares will be allocated pro rata among those record date shareholders on the record date who over-subscribe based on the number of shares of our common stock they owned on the record date. The allocation process may involve a series of allocations in order to ensure that the total number of shares available for over-subscription is distributed on a pro rata basis.

We will not offer or sell any shares that are not subscribed for either in the primary subscription or pursuant to over-subscription privilege.

SUBSCRIPTION PRICE

The subscription price per share for the shares we will issue pursuant to the exercise of rights in the primary subscription and the over-subscription privilege will be [    ]% of the lower of (i) the average of the last reported sale prices of a share of our common stock on the NYSE on the expiration date and each of the four preceding business days and (ii) the net asset value per share of our common stock as of the close of business on the expiration date. Since the subscription price per share will be determined on the expiration date, rights holders who decide to acquire shares in the primary subscription or pursuant to the over-subscription privilege will not know when they make that decision the purchase price of those shares. For example, if the average of the last reported sale prices on the NYSE on the expiration date and each of the four preceding business days of a share of our common stock is $[            ] and the net asset value per share is $[            ] on the expiration date, the subscription price will be $[            ] ([    ]% of $[            ]). If, however, the average of those sales prices is $[            ] and the net asset value per share is $[            ] on the expiration date, the subscription price per share will be $[            ] ([    ]% of $[            ]). Although it is not possible to state precisely the amount of dilution of net asset value which we will experience because it is not known at this time how many shares will be subscribed for or what the net asset value or sales price of our shares will be on the expiration date, we will experience a smaller reduction in our net asset value if our shares are trading at a premium to net asset value for purposes of calculating the subscription price per share than if they are trading at a discount. See “—Dilution and Effect of Non-Participation in the Offer” and “Net Asset Value and Market Price Information.” The subscription price per share will include a sales load.

We announced the offer [before the opening] of trading on the NYSE on [            ], 2010. The net asset value per share of our common stock at the close of business on [            ], 2010 (the last trading date prior to our announcement), and on [            ], 2010, were $[            ] and $[            ], respectively, and the last reported sale prices of a share of our common stock on the NYSE on those dates were $[            ] and $[            ], respectively.

TRANSFERABILITY AND SALE OF RIGHTS

The rights are transferable until the close of business on the last business day prior to the expiration date, which is [            ], 2010, unless extended. We may, however, extend the expiration of the offer until 5:00 p.m., New York City time, on a date no later than [            ], 2010. We will apply to list the rights for trading on the NYSE under the symbol “[    ]”, subject to notice of issuance. The rights will be admitted for trading on the NYSE on a when-issued basis from [            ], 2010, until the record date; thereafter, they will trade regular way until the expiration date (including extensions). You are encouraged to contact your broker, bank or financial adviser for more information about trading the rights. We will use our commercially reasonable efforts to ensure that an adequate trading market for the rights will exist by requesting that the rights be traded on the NYSE and by retaining the dealer manager, the subscription agent and the information agent, but we cannot assure you that a market for the rights will develop. Assuming a market exists for the rights, you may purchase and sell the rights through the usual brokerage channels or sell the rights through the subscription agent.

The Offer

Sales through Subscription Agent and Dealer Manager

Record date shareholders on the record date who do not wish to exercise any of the rights issued to them pursuant to this offer may instruct the subscription agent to sell any unexercised rights through or to the dealer manager. Subscription certificates representing the rights to be sold through or to the dealer manager must be received by the subscription agent on or before 5:00 p.m., New York City time, on [            ], 2010, (or, if the subscription period is extended, on or before 5:00 p.m., New York City time two business days prior to the extended expiration date). Upon the timely receipt of appropriate instructions to sell rights, the subscription agent will ask the dealer manager either to purchase the rights or to use its best efforts to complete the sale, and the subscription agent will remit the proceeds of the sale to the selling rights holder. If the rights are sold, sales of those rights will be deemed to have been effected at the weighted average price received by the dealer manager on the day those rights are sold. This price may differ from the price at which the particular rights are actually sold. The sale price of any rights sold to the dealer manager will be based upon the then current market price for the rights. The dealer manager will also attempt to sell all rights that remain unclaimed as a result of subscription certificates being returned by the postal authorities to the subscription agent as undeliverable as of the fourth business day prior to the expiration date (or, if the subscription period is extended, as of the fourth business day prior to the extended expiration date). The subscription agent will hold the proceeds from those sales for the benefit of those nonclaiming shareholders until the proceeds are either claimed or escheated. We cannot assure you that the dealer manager will purchase or be able to complete the sale of any of those rights, and neither we nor the dealer manager has guaranteed any minimum sales price for the rights. If a shareholder does not utilize the services of the subscription agent and chooses to use another broker-dealer or other financial institution to sell rights issued to them pursuant to the offer, then the other broker-dealer or financial institution may charge a fee to sell the rights.

Other Transfers

The rights evidenced by a subscription certificate may be transferred in whole by endorsing the subscription certificate for transfer in accordance with the accompanying instructions. A portion of the rights evidenced by a single subscription certificate (but not fractional rights) may be transferred by delivering to the subscription agent a subscription certificate, properly endorsed for transfer, with instructions to register such portion of the rights evidenced thereby in the name of the transferee and to issue a new subscription certificate to the transferee evidencing the transferred rights. If this occurs, a new subscription certificate evidencing the balance of the rights, if any, will be issued to the shareholder or, if the shareholder so instructs, to an additional transferee. The signature on the subscription certificate must correspond with the name as written upon the face of the subscription certificate in every particular, without alteration or enlargement, or any change. A signature guarantee must be provided by an “eligible guarantor institution” as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, subject to the standards and procedures we adopt.

Record date shareholders on the record date wishing to transfer all or a portion of their rights should allow at least five business days prior to the expiration date for: (i) the transfer instructions to be received and processed by the subscription agent; (ii) a new subscription certificate to be issued and transmitted to the transferee or transferees with respect to transferred rights and to the transferor with respect to retained rights, if any; and (iii) the rights evidenced by the new subscription certificate to be exercised or sold by the recipients of the subscription certificate. Neither we nor the subscription agent nor the dealer manager shall have any liability to a transferee or transferor of rights if subscription certificates are not received in time for exercise or sale prior to the expiration date.

Except for the fees charged by the subscription agent and dealer manager (which we will pay), the transferor of the rights shall be responsible for all commissions, fees and other expenses (including

The Offer

brokerage commissions and transfer taxes) incurred or charged in connection with the purchase, sale or exercise of rights. Neither we nor the subscription agent nor the dealer manager will pay such commissions, fees or expenses. Investors who wish to purchase, sell, exercise or transfer rights through a broker, bank or other party should first inquire about any fees and expenses that the investor will incur in connection with the transaction.

We anticipate that the rights will be eligible for transfer through the facilities of The Depository Trust Company (“DTC”) and that the exercise of the primary subscription (but not the over-subscription privilege) may be effected through the facilities of DTC. We refer to rights exercised through DTC as “DTC-exercised rights.” Holders of DTC-exercised rights may exercise the over-subscription privilege by properly executing and delivering to the subscription agent, at or prior to 5:00 p.m., New York City time, on the expiration date, a nominee holder over-subscription exercise form (or a substantially similar form satisfactory to the subscription agent), together with payment of the subscription price per share for the number of shares for which the over-subscription privilege is to be exercised.

EXPIRATION OF THE OFFER

The offer will expire at 5:00 p.m., New York City time, on [            ], 2010, unless we extend the expiration date until 5:00 p.m., New York City time, on a date no later than [            ], 2010.

Rights will expire on the expiration date; they may not be exercised thereafter. We will promptly announce any extension of the expiration date, but in no event will we announce an extension later than 9:00 a.m., New York City time, on the next business day following the previously scheduled expiration date. Without limiting the manner in which we may choose to make announcements concerning extension of the offer, we will not, unless otherwise required by law, have any obligation to publish, advertise or otherwise communicate such announcements other than by making a release to the Dow Jones News Service or such other means of announcement as we deem appropriate. We may extend the offer in our sole discretion for any reason, including as a result of a decline in our net asset value as described below in “—Notice of Net Asset Value Decline.”

NOTICE OF NET ASSET VALUE DECLINE

In accordance with SEC regulatory requirements, we have undertaken to suspend the offer until we amend this prospectus if our net asset value declines more than 10% from our net asset value as of [            ], 2010, the effective date of our registration statement relating to this offer. If this occurs, we will notify shareholders of the decline in net asset value and permit them to cancel their exercise of rights.

METHOD OF EXERCISE OF RIGHTS

Rights are evidenced by subscription certificates, which will be mailed to record date shareholders on the record date or, if a record date shareholder’s shares are held on the shareholder’s behalf by a depository or nominee, such as Cede & Co. Inc., to that depository or nominee, except as discussed below under “—Foreign Restrictions.” You may exercise rights by completing and signing the subscription certificate and mailing it in the envelope provided (or otherwise delivering the completed and signed subscription certificate to the subscription agent), together with payment in full for the shares at the estimated subscription price per share as described below under “—Payment for Shares.” You may also exercise rights by contacting your broker, banker or trust company, or NYSE member, which can arrange, on your behalf, to guarantee delivery of payment and of a properly completed and executed subscription certificate, a service known as notice of guaranteed delivery. A fee may be charged for this service. We will not issue fractional shares; accordingly, rights may be exercised only in multiples of [            ], except that any record date shareholder who is issued fewer than [            ] rights will be able to subscribe for one share of common stock (such record date shareholder may also subscribe for shares pursuant to the

The Offer

over-subscription privilege). The subscription agent must receive completed subscription certificates prior to 5:00 p.m., New York City time, on the expiration date (unless the guaranteed delivery procedures are complied with as described below under “—Payment for Shares”). The subscription agent’s address for delivery of the completed subscription certificates is set forth below under “—Subscription Agent.”

A record date shareholder on the record date who is the record owner of shares held in multiple accounts will need to instruct the broker or other financial intermediary that maintains such accounts to transfer all rights positions in such accounts to a single account if such record date shareholder wishes to aggregate such rights holdings for purposes of exercising such rights. A record date shareholder on the record date whose shares are held in multiple accounts on a shareholder’s behalf by a depository or nominee must contact such depository or nominee to determine whether such shareholder may aggregate rights held in multiple accounts for the purpose of exercising such rights under the contractual arrangements governing such depository’s or nominee’s holding of such shares on behalf of such shareholder.

Shareholders Who Are Record Owners

Shareholders who are record owners of shares of our common stock on the record date can choose between either option set forth under “—Payment for Shares” below. If time is of the essence, the notice of guaranteed delivery service will permit delivery of the subscription certificate and payment after the expiration date.

Investors Whose Shares Are Held by a Nominee

Shareholders whose shares of our common stock are held by a nominee, such as a broker or trustee, must contact that nominee to exercise their rights. In such a case, the nominee will complete the subscription certificate on behalf of the investor and arrange for proper payment by one of the methods set forth under “—Payment for Shares” below.

Nominees

Nominees, such as brokers, trustees or depositories for securities, who hold shares of our common stock for the account of others should notify the respective beneficial owners of such shares as soon as possible to ascertain the intentions of those beneficial owners and to obtain instructions with respect to the rights. If the beneficial owner so instructs, the nominee should complete the subscription certificate and submit it to the subscription agent with the proper payment described under “—Payment for Shares” below.

Banks, brokers, trustees and other nominee holders of rights will be required to certify to the subscription agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner who is a record date shareholder, as to the aggregate number of rights exercised during the subscription period and the number of shares subscribed for pursuant to the over-subscription privilege by the beneficial owner, and that the beneficial owner exercised all rights issued to it pursuant to the offer.

REQUIREMENTS FOR FOREIGN SHAREHOLDERS

Subscription certificates will not be mailed to record date shareholders on the record date whose addresses are outside the United States (for these purposes, the “United States” includes its territories and possessions and the District of Columbia). The subscription agent will hold the rights to which those subscription certificates relate for these shareholders’ accounts until instructions are received to exercise the rights, subject to applicable law. If no instructions have been received by 5:00 p.m., New York City time, on [            ], 2010, three business days prior to the expiration date (or, if the subscription period is

The Offer

extended, on or before three business days prior to the extended expiration date), the subscription agent will transfer the rights of these shareholders to the dealer manager, which will either purchase the rights or use its best efforts to sell them. The net proceeds, if any, from sale of those rights by or to the dealer manager will be remitted to these shareholders.

Distribution Arrangements

[    ] will act as dealer manager for the offer. Under the terms and subject to the conditions contained in a dealer manager agreement to be entered into by us, the investment manager and [    ], the dealer manager will provide financial advisory, structuring services in connection with the offer and will solicit the exercise of rights by our shareholders and participation in the over-subscription privilege. The offer is not contingent upon any number of rights being exercised. We have agreed to pay the dealer manager a fee for financial structuring and soliciting services equal to [            ]% of the subscription price per share for shares issued pursuant to the exercise of rights and the over-subscription privilege. The fees paid to the dealer manager will be borne by the Fund and indirectly by all of its shareholders, including those who do not exercise the rights. The dealer manager will reallow to broker-dealers included in the selling group to be formed and managed by the dealer manager selling fees equal to [            ]% of the subscription price per share for each share issued pursuant to this rights offering as a result of their selling efforts. In addition, the dealer manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of rights solicitation fees equal to [            ]% of the subscription price per share for each share issued pursuant to the exercise of rights as a result of their soliciting efforts, subject to a maximum fee based on the number of shares held by each broker-dealer through DTC on the record date. Fees will be paid to the broker-dealer designated on the applicable portion of the subscription certificates, or in the absence of such designation, to the dealer manager.

In addition, we have agreed to reimburse the dealer manager up to $[            ] for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. We and the investment manager have agreed to indemnify the dealer manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The dealer manager agreement also provides that the dealer manager will not be subject to any liability to us in rendering the services contemplated by the agreement except for acts of bad faith, willful misconduct or gross negligence of the dealer manager or reckless disregard by the dealer manager of its obligations and duties under the agreement.

We have agreed not to offer or sell, or enter into any agreement to sell, any of our equity or equity-related securities or securities convertible into such securities for a period of [            ] days after the date of the dealer manager agreement without the prior consent of [            ], as dealer manager, except for rights and shares issued in connection with this offer and shares of our common stock issued in connection with reinvestment of dividends or distributions.

Prior to the expiration of the offer, [    ], as dealer manager, may independently offer for sale shares of the Fund, including shares acquired through purchasing and exercising the rights, at prices it sets. Although the dealer manager may realize gains and losses in connection with purchases and sales of shares, such offering of shares is intended by the dealer manager to facilitate the offer and any such gains or losses are not expected to be material to the dealer manager. The dealer manager’s fee for its financial advisory, structuring and soliciting services is independent of any gains or losses that may be realized by the dealer manager through the purchase and exercise of the rights and the sale of shares.

In the ordinary course of their businesses, the dealer manager and/or its affiliates may engage in investment banking or financing transactions with the Fund, the investment manager and their affiliates.

The principal business address of [                                 ] is [                                 ].

The Offer

Subscription Agent

The subscription agent is [    ] which will receive a fee estimated to be $[            ] for its administrative, processing, invoicing and other services, inclusive of its out-of-pocket expenses related to the offer. The fees and expenses of the subscription agent are included in the fees and expenses of the offer and therefore will be borne by the Fund and indirectly by all shareholders, including those who do not exercise their rights. Completed subscription certificates together with payment of the estimated aggregate subscription price must be sent to [    ] by one of the methods described below. We will accept only properly completed and executed subscription certificates actually received on a timely basis at any of the addresses listed.

(1) By first class or express mail:

[    ]

(2) By overnight courier:

[    ]

(3) By hand delivery:

[    ]

The fax number for guarantee of deliveries for eligible institutions only is [    ]. You can confirm receipt by phone at [    ].

Delivery to an address other than those listed above will not constitute valid delivery.

INFORMATION AGENT

You may direct any questions or requests for information or assistance with respect to the offer to the information agent at its telephone number and address listed below:

Telephone: (800) [            ]

or call collect: [            ]

You may also contact your broker or nominee for information with respect to the offer.

The information agent will receive a fee estimated to be $[            ], including reimbursement for its out-of-pocket expenses related to the offer. The fees and expenses of the information agent are included in the fees and expenses of the offer and therefore will be borne by the Fund and indirectly by all shareholders, including those who do not exercise their rights.

PAYMENT FOR SHARES

The method of delivery of subscription certificates to the subscription agent and the method of payment of the aggregate subscription price to us will be at your election and risk, but if sent by mail it is recommended that such certificates and payment be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery of the subscription certificates to the subscription agent and clearance of payment prior to 5:00 p.m., New York City time, on the expiration date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of certified or cashier’s check or money order.

The Offer

Rights holders who subscribe for shares in the primary subscription and pursuant to the over-subscription privilege may choose between the following methods of payment:

(1) A rights holder can send the properly completed and executed subscription certificate together with payment for the shares subscribed for in the primary subscription and for additional shares subscribed for pursuant to the over-subscription privilege to the subscription agent, calculating the total payment on the basis of the estimated subscription price of $[            ] per share. To be accepted, such payment, together with the properly completed and executed subscription certificate, must be received by the subscription agent at the subscription agent’s office at the address set forth above prior to 5:00 p.m., New York City time, on the expiration date. The subscription agent will deposit all checks and money orders received by it prior to the final payment date into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of shares. A payment pursuant to this method must be in United States dollars by money order or check drawn on a bank located in the United States. The payment must be payable to The Greater China Fund, Inc. and must accompany a properly completed and executed subscription certificate for that subscription certificate to be accepted. Because uncertified personal checks may take at least five (5) business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

(2) Alternatively, the subscription agent will accept a subscription if, prior to 5:00 p.m., New York City time, on the expiration date, the subscription agent has received a notice of guaranteed delivery by facsimile or otherwise from a bank, trust company, or NYSE member guaranteeing delivery of (i) payment of the estimated subscription price of $[            ] per share for the shares subscribed for in the primary subscription and for any additional shares subscribed for under the over-subscription privilege and (ii) a properly completed and executed subscription certificate. The subscription agent will not honor a notice of guaranteed delivery unless it receives a properly completed and executed subscription certificate and full payment for the shares by the close of business on the third business day after the expiration date.

On the confirmation date, which will be [five] business days following the expiration date, the subscription agent will send a confirmation to each subscribing rights holder (or, if the rights holder’s shares are held by a depository or nominee, such as Cede & Co. Inc., to that depository or nominee) showing (i) the number of shares acquired in the primary subscription, (ii) the number of shares, if any, acquired pursuant to the over-subscription privilege, (iii) the per-share and total purchase price for the shares and (iv) any additional amount payable by such rights holder to us or any excess to be refunded by us to such rights holder, in each case based on the subscription price per share. If any rights holder exercises his or her right to acquire shares pursuant to the over-subscription privilege, we will apply any such excess payment that would otherwise be refunded to such rights holder toward payment for additional shares acquired pursuant to the over-subscription privilege. Any additional payment required from a rights holder must be received by the subscription agent within 10 business days after the date the subscription agent sends the confirmation to the rights holder. The subscription agent will promptly mail any excess payment made by a subscribing rights holder to that rights holder. All payments by rights holders must be in United States dollars by money order or check drawn on a bank located in the United States of America and payable to The Greater China Fund, Inc.

The subscription agent will deposit all checks it receives prior to the final due date of this offer into a segregated interest-bearing account (whose interest will be paid to us) pending proration and distribution of the shares.

Regardless of the method used to pay for the shares, issuance and delivery of certificates for the shares purchased are subject to collection of checks and actual payment pursuant to any notice of guaranteed delivery.

The Offer

Rights holders will have no right to rescind their subscription after the subscription agent receives their payment for the subscribed shares, except as provided above under “—Notice of Net Asset Value Decline.”

If a rights holder who acquires shares in the primary subscription or pursuant to the over-subscription privilege does not make payment of any additional amounts due, we reserve the right to take any or all of the following actions: (i) sell subscribed and unpaid-for shares to other shareholders, (ii) apply any payment we did receive toward the purchase of the greatest whole number of shares that could be acquired by that holder upon exercise of rights obtained in the primary subscription and/or pursuant to the over-subscription privilege, and/or (iii) exercise any and all other rights or remedies to which we may be entitled.

We will decide all questions concerning the timeliness, validity, form and eligibility of any exercise of rights, and our determinations on these matters will be final and binding. We may, in our sole discretion, waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as we may determine, or reject the purported exercise of any right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as we determine in our sole discretion. We will not be under any duty to give notification of any defect or irregularity in connection with the submission of subscription certificates or incur any liability for failure to give such notification.

DELIVERY OF SHARES

Participants in our dividend reinvestment plan will have any shares acquired in the primary subscription and under the over-subscription privilege credited to their shareholder dividend reinvestment accounts in the plan. Participants in the dividend reinvestment plan wishing to exercise rights for the shares of common stock held in their accounts in the dividend reinvestment plan must exercise them in accordance with the procedures set forth above. Shareholders whose shares of common stock are held on their behalf by a depository or nominee, such as Cede & Co. Inc., will have any shares acquired in the primary subscription credited to the account of that depository or nominee. Shares acquired pursuant to the over-subscription privilege will be certificated, and stock certificates representing such shares will be sent directly to the depository or nominee. Stock certificates will not be issued for shares credited to dividend reinvestment plan accounts. Stock certificates for all shares acquired in the primary subscription will be mailed promptly after full payment for the shares subscribed has cleared. Certificates representing shares acquired under the over-subscription privilege will be mailed as soon as practicable after full payment has been received and cleared and all allocations have been effected.

CERTAIN UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

This section describes the material US federal income tax consequences of the receipt of the rights pursuant to this issuance and the subsequent disposition, exercise or expiration of those rights. It applies to you only if you are a US Holder (as defined below), you acquire the rights pursuant to this issuance and you hold those rights as capital assets for US federal income tax purposes. This section does not apply to you if you are a member of a special class of holders subject to special rules, including:

(1)	a dealer in securities;

(2)	a trader in securities that elects to use a mark-to-market method of accounting for securities holdings;

(3)	a tax-exempt organization;

(4)	a life insurance company;

The Offer

(5)	a person liable for alternative minimum tax;

(6)	a person that actually or constructively owns 10% or more of the Fund’s voting stock;

(7)	a person that holds rights as part of a straddle or a hedging or conversion transaction;

(8)	a person deemed to sell rights in a constructive sale transaction;

(9)	a person owning rights through a partnership of other pass-through entity; or

(10)	a person whose functional currency is not the US dollar.

(11)	You are a US Holder if you are a beneficial owner of rights, and you are:

citizen or individual resident of the United States;

a domestic corporation or other entity treated as a domestic corporation for US federal tax purposes;

an estate whose income is subject to US federal income tax regardless of its source; or

a trust if a US court can exercise primary supervision over the trust’s administration and one or more US persons are authorized to control all substantial decisions of the trust.

This section does not consider the specific facts and circumstances that may be relevant to a particular U.S. Holder and does not address the treatment of a US Holder under the laws of any state, local or foreign taxing jurisdiction. This section is based on the Internal Revenue Code of 1986, as amended (the “Code”), its legislative history, existing and proposed regulations and published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

If a partnership holds rights, the US federal income tax treatment of a partner will generally depend on the status of the partner and the tax treatment of the partnership. A partner in a partnership holding rights should consult its tax advisor with regard to the United States federal income tax treatment of the rights.

You should consult a tax advisor regarding the US federal tax consequences of acquiring, holding, disposing of and exercising rights, and of allowing rights to expire, in your particular circumstances, as well as any tax consequences that may arise under the laws of any state, local or foreign taxing jurisdiction.

Distribution of Right

The distribution of rights to a US Holder should not constitute a taxable event to the US Holder for US federal income tax purposes. The remainder of this US federal income tax discussion assumes the distribution of rights will not constitute a taxable event to a US Holder for US federal income tax purposes.

Basis and Holding Period

The tax basis of rights issued to a US Holder will be zero, unless either (i) the fair market value of the rights on the date the rights are distributed is 15% or more of the value of the share with respect to which the right was issued (the “old share”), or (ii) the US Holder elects to allocate to the rights a portion of its basis in the old shares with respect to which the rights were distributed. If either (i) or (ii) applies, basis will be allocated in proportion to the relative fair market values of the old shares and the rights on the date the rights are distributed. A US Holder who wishes the make the election to allocate a portion of its basis to the rights must attach a statement to this effect to its US federal income tax return for the tax year in which the rights are received. The election will apply to all rights received by the US Holder pursuant to the rights issuance and, once made, will be irrevocable.

The Offer

In the event that the value of the rights is less than 15% of the value of the old shares, US Holders should consult their own tax advisors regarding the advisability of making such an election.

The basis of a right purchased in the market and held by a US Holder will generally be its purchase price.

The holding period of a right issued to a US Holder will include the US Holder’s holding period in the old share.

Sale, Exchange or Expiration

A US Holder will recognize capital gain or loss on the sale or other disposition of rights in an amount equal to the US dollar value of the difference between (i) the amount realized on the disposition and (ii) the US Holder’s tax basis, if any, in the rights (as determined above).

If a US Holder does not dispose of or exercise a right and the right expires, the US Holder should not recognize a loss for US federal income tax purposes (even if the holder has a tax basis in the right). Instead, if the US Holder had previously allocated to that right a portion of the tax basis of the US Holder’s old shares, that basis will be reallocated to the old shares.

If a right that has been purchased in the market expires unexercised, a US Holder of such right will recognize loss equal to such holder’s basis in the right.

Exercise of Rights

A US Holder will not recognize taxable income upon the exercise of a right. A US Holder’s basis in any share acquired upon exercise (the “new share”) will equal the sum of the basis, if any, of the right and the subscription price for the new share. A US Holder’s holding period in each right will begin with and include the date of exercise of the right.

DILUTION AND EFFECT OF NON-PARTICIPATION IN THE OFFER

Upon the completion of the offer, record date shareholders on the record date who do not exercise their rights fully will own a smaller proportional interest in us than they owned prior to the offer. The completion of the offer will result in immediate voting dilution for such shareholders. In addition, because the subscription price of each share will be less than the net asset value per share of our common stock, the offer will result in an immediate dilution of net asset value per share for all shareholders. Such dilution is not currently determinable because it is not known how many shares will be subscribed for, what the net asset value or market price of our common stock will be on the expiration date or what the subscription price per share will be. Any such dilution will disproportionately affect nonexercising shareholders. If the subscription price per share is substantially less than the current net asset value per share, this dilution could be substantial. For example, assuming all of the shares are sold at the estimated subscription price per share and after deducting all expenses related to the issuance of the shares, our current net asset value per share would be reduced by approximately $[            ] or [    ]%. Record date shareholders on the record date will experience a decrease in the net asset value per share of common stock held by them, irrespective of whether they exercise all or any portion of their rights. The distribution of transferable rights, which may themselves have value, will afford non-participating shareholders the potential of receiving a cash payment upon the sale of rights, receipt of which may be viewed as partial compensation for the economic dilution of their interests, although there can be no assurance that a market for the rights will develop.

The Offer

IMPORTANT DATES TO REMEMBER

Event	Date
Record Date	[ ], 2010
Subscription Period	[ ], 2010-[ ], 2010*
Expiration Date	[ ], 2010*
Payment for Shares or Notice of Guaranteed Delivery Due**	[ ], 2010*
Payment for Guarantees of Delivery Due	[ ], 2010*
Confirmation to Participants	[ ], 2010*
Final Payment for Shares Due	[ ], 2010*

*	Unless the offer is extended.

**	A rights holder exercising rights must deliver to the subscription agent by the expiration date either (i) a subscription certificate with payment for the shares subscribed or (ii) a notice of guaranteed delivery.

The Fund

We have been engaged in business as a non-diversified, closed-end management investment company since July 23, 1992. We were incorporated under the laws of the State of Maryland on May 11, 1992, and are registered under the Investment Company Act. We seek long-term capital appreciation through investment in listed equity securities of China companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. Under normal market conditions, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China and Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of China companies. See “Investment Objective and Policies” below and “Investment Objective and Policies,” “Investment Restrictions” and “Certain Information Concerning China, Hong Kong and Taiwan” in the SAI. We completed an initial public offering of 6,750,000 shares of our common stock in July 1992. Our net proceeds from this offering were approximately $93.1 million. In June 1994, we issued 2,818,561 shares of our common stock in connection with a rights offering in which each shareholder of record received one non-transferable right for each share of common stock owned by it, entitling such shareholder to acquire one newly issued share of common stock for every three rights held. Our net proceeds from this issuance were $41.8 million. In May 1996, we issued 2,998,345 shares of our common stock in connection with a rights offering in which each shareholder of record received one non-transferable right for each share of common stock owned by it, entitling such shareholder to acquire one newly issued share of common stock for every four rights held. Our net proceeds from this issuance were $35.6 million. In December 2005, we issued 4,197,685 shares of our common stock in connection with a rights offering in which each shareholder of record received one transferable right for each share of common stock owned by it, entitling such shareholder to acquire one newly issued share of common stock for every three rights held. Our net proceeds from this issuance were $47.6 million. We have no plans at the present time to conduct any additional issuances of rights or shares of common stock other than to the extent we determine to pursue the offer described herein.

As of September 30, 2009, our net assets were $295.2 million, and we had paid or declared since inception dividends and capital gains distributions aggregating $492,432,441. The increase in our net assets since inception is primarily attributable to appreciation in the value of our portfolio securities and the receipt of the net proceeds from our June 1994, May 1996 and December 2005 rights offerings. Our principal office is located at 51 West 52nd Street, New York, New York 10019-6114, and our telephone number is (212) 882-5000.

Use of Proceeds

If [            ] shares are sold at an assumed subscription price of $[            ] per share, the net proceeds of the offer are estimated to be approximately $[            ], after deducting our estimated offering expenses, including the fees and expenses of [            ], the dealer manager, the sales load and other offering expenses estimated to be $[            ].

The investment manager has advised us that it anticipates that the net proceeds will be invested in accordance with our investment objective and the policies set forth below under “Investment Objective and Policies” within three months of the expiration date, depending on market conditions and the availability of appropriate securities. Pending such investment, the proceeds will be invested in high-quality, short-term debt instruments, as described below under “Investment Objective and Policies.”

Net Asset Value and Market Price Information

Shares of our common stock are listed and traded on the NYSE. The average weekly trading volume of our common stock on the NYSE during the fiscal quarter ended September 30, 2009, and fiscal year ended December 31, 2008, was approximately 402,184 and 574,754 shares, respectively. The following table shows, for each calendar quarter since the quarter ended March 31, 2006, (i) our high and low net asset values per share of our common stock, (ii) the high and low sale prices per share of our common stock, as reported in the consolidated transaction reporting system, and (iii) the percentage by which the shares of our common stock traded at a premium over, or discount from, our high and low net asset values per share. Our net asset value is determined on the last business day of each week.

	Net Asset Value				Market Price				Premium or (Discount) Percentage
Quarter Ended	High		Low		High		Low		High	Low
March 31, 2008	28.82		19.62		18.41		18.01		(7.85)	(17.45)
June 30, 2008	23.92		13.02		13.70		12.92		7.53	(14.23)
September 30, 2008	13.59		9.49		9.50		9.10		3.38	(14.11)
December 31, 2008	13.12		7.04		8.50		8.05		4.46	(15.91)
March 31, 2009	9.67		7.67		8.19		7.82		(3.40)	(12.56)
June 30, 2009	12.34		9.13		11.24		11.01		2.74	(9.79)
September 30, 2009	13.89		11.67		12.31		12.05		(4.48)	(10.22)
December 31, 2009	[	]	[	]	[	]	[	]	[ ]	[ ]

At the close of business on [            ], 2010, our net asset value was $[            ] per share, while the closing market price of our common stock on the NYSE was $[            ] per share. As of [            ], 2010, we had 22,765,664.90 shares of common stock outstanding and our net assets were $[            ].

Investment Objective and Policies

Our investment objective is to achieve long-term capital appreciation. We seek to achieve our investment objective by investing in listed equity securities of China companies, companies that (i) are organized under the laws of China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong. Under normal market conditions, as a fundamental policy, we invest at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong. We may also invest in equity securities of China companies listed on stock exchanges located elsewhere, including, but not limited to, exchanges in the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of our net assets will be invested in listed equity securities of China companies. Up to 15% of our net assets may be invested in unlisted equity securities of China companies for which there is no public trading market. We may also invest to a limited degree (up to 20% of our net assets) in debt obligations of China companies that may be lower-rated or non-rated. Although, in general, our equity investments consist primarily of common stock of China companies, we may also invest in other equity securities, including preferred stock, rights or warrants to purchase common stock or preferred stock and debt securities convertible into common stock or preferred stock. We will provide at least 60 days’ written notice to shareholders of any change to our policy of investing 80% of our net assets in listed equity securities of China companies and prior or contemporaneous notice of any change to our other nonfundamental investment policies. See “Investment Objective and Policies” and “Investment Restrictions” in the SAI.

Investment Objective and Policies

During periods in which the investment manager believes changes in economic, financial or political conditions make it advisable, we may, for temporary defensive purposes, reduce our holdings in China companies and invest in certain short-term (less than 12 months to maturity) debt securities. The short-term debt securities in which we may invest consist of (1) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (2) commercial paper and other short-term debt obligations of U.S. and foreign corporate or governmental entities; and (3) repurchase agreements with respect to such securities. We may invest only in short-term debt securities that the investment manager determines to be of high quality (i.e., rated in one of the two highest rating categories by Moody’s Investors Service, Inc. or Standard & Poor’s Ratings Group) or, if unrated, determined by the investment manager or our Board of Directors to be comparable in credit quality. We will also invest in the instruments described above pending investment of the net proceeds of this offer and at any other time reserves are required for expenses or dividend and other distributions to shareholders, provided that all such investments made as reserves for expenses or dividend and other distributions to shareholders may not exceed 35% of our total assets. Under the Investment Company Act, we may invest in the aggregate up to 10% of our assets in shares of other investment companies and up to 5% of our assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. We may invest in shares of private investment funds that are not investment companies pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act without regard to this limitation and we reserve the right to invest in other investment companies and funds to the full extent permitted by law. As a shareholder in any investment company or fund, we will bear our ratable share of that investment company’s expenses, and would remain subject to payment of our investment management, administrative, custodial and other fees with respect to assets so invested.

The investment manager seeks to identify and invest in China companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the investment manager utilizes its own internal financial, economic and credit analysis resources as well as information obtained from other sources. We invest and intend to continue to invest in China companies involved in a broad spectrum of categories, including, as conditions warrant or permit from time to time, automotive, banking, chemicals, consumer products, construction, electronics, , electricity, energy, finance, food and beverage, insurance, international trading, machinery, mining, power distribution, real estate development, retail trade, shipping, tourism and textiles. We may not invest 25% or more of our total assets in the securities of companies in the same industry. In selecting industries and companies for investment, the investment manager seeks investments in industries and companies that it believes to have overall growth prospects and a strong competitive position in domestic and/or export markets. In evaluating whether industries and companies meet these criteria, the investment manager considers factors such as technology, research and development, productivity, capital resources, labor costs, raw material costs and sources, profit margins, return on investment, government regulation, management and price of the securities, among other factors. In particular, securities of China companies that are believed to be the likely beneficiaries of China’s increased economic contacts with foreign markets are identified for our investment.

In determining whether companies (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, the investment manager utilizes information contained in financial statements, economic reports and analyses and other available information, which may include information obtained directly from or in discussions with the issuers of securities in which we are considering an investment. In certain instances, the available information with respect to issuers of securities may not provide a quantitative breakdown of a particular issuer’s

Investment Objective and Policies

China-related revenues, and the investment manager may be required to make a qualitative determination as to whether the issuer is a China company for the purposes of our investment policies.

While we invest a substantial portion of our assets in securities issued by established China companies, the investment manager also seeks to identify and invest in securities issued by certain smaller, less seasoned China companies that it believes offer potential for long-term capital appreciation. Investments in securities issued by these China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities issued by more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. See “Risk Factors and Special Considerations—Investments in Unseasoned Companies.”

Currently, there are two officially recognized exchanges in China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange, which were established in 1990 and 1991, respectively. Foreign investment in securities listed on these two Chinese stock exchanges, including our investment, was until recently restricted to “B” shares. As of December 31, 2008, there were 109 “B” share issues listed on these exchanges in China. In July 1993, a class of equity securities of Chinese companies known as “H” shares began trading on the Stock Exchange of Hong Kong (“SEHK”). As of January 31, 2009, there were 153 “H” share issues listed on the SEHK. Due to the limited number of “B” and “H” share issues currently available, a significant proportion of our total assets are and will likely continue to be invested in China companies incorporated in Hong Kong or outside of China and listed on the SEHK. In November 2002, the China Securities Regulatory Commission and the People’s Bank of China jointly announced a Qualified Foreign Institutional Investors (“QFII”) scheme allowing foreign investors to participate in the “A” share market, which had previously been accessible only to domestic investors. As of December 31, 2008, there were 1,625 share issues listed on these exchanges with a combined market capitalization of $17.8 billion. Although the QFII scheme structure presents the potential for a major expansion in our investment universe, the current structure is very restrictive in terms of applicants’ qualification criteria, investment size, fund repatriation and length of investment. (As of March 16, 2009, the China Securities Regulatory Commission had approved 79 foreign financial institutions as QFIIs.) Currently, we are not qualified to apply for QFII status and the only feasible way for us to participate in the “A” share market is to open a facility account with an approved broker, which method may not be possible to accomplish operationally under the custody requirements of the Investment Company Act. Further operational clarifications relating to the QFII scheme are needed before we can determine whether participation therein by us under the current structure is possible. Accordingly, to achieve exposure to the “A” share market, we will purchase shares in an investment vehicle that is a QFII or that has an investment manager that is a QFII. We may determine to purchase shares in a QFII that has as its investment manager the indirect parent company of our investment manager but will only do so if the QFII agrees that we will not pay any investment management fee or sales load in respect of such shares.

Our investment objective and our fundamental policy of investing at least 65% of our total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong may not be changed without the approval of the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares. Our other investment policies described in this prospectus are not fundamental and may be changed by our Board of Directors without shareholder approval, but we will not change our policy of investing at least 80% of our net assets in listed equity securities of China companies without providing at least 60 days’ prior written notice or other policies without prior or contemporaneous notice to our shareholders.

Our common stock is designed primarily for long-term investment, and investors should not consider it a trading vehicle. We cannot assure you that our investment objective will be achieved.

We may also engage in other investment practices, such as borrowing, repurchase agreements, when-issued securities and delayed delivery transactions, hedging instruments and lending of our portfolio securities. See “Investment Objective and Policies—Other Investment Practices” in the SAI.

Risk Factors and Special Considerations

Investing in our common stock involves certain risks and considerations not typically associated with investing in securities of companies organized in the United States. Therefore, before investing you should consider carefully the following risks that you assume when you invest in shares of our common stock and special considerations with respect to the offer and with respect to an investment in us.

Dilution and Effect of Non-Participation in the Offer

As a result of the offer, shareholders who do not fully exercise their rights will, at the completion of the offer, own a smaller proportional interest in us than they owned prior to the offer. The completion of the offer will result in immediate voting dilution for such shareholders. In addition, an immediate dilution of the net asset value per share will be experienced by all shareholders as a result of the consummation offer because the subscription price per share will be less than the net asset value per share, and the number of shares outstanding after the offer will have increased proportionately more than the increase in the size of our net assets. This dilution of net asset value per share will disproportionately affect shareholders who do not exercise their rights. Although it is not possible to estimate precisely the amount of any such decrease in value, because it is not known at this time how many shares will be subscribed for or what the subscription price per share will be, such dilution could be substantial. There is no aggregate ceiling on the amount of this discount.

In connection with this offer, the dealer manager will receive a fee for its financial advisory, structuring and soliciting services equal to [    ]% of the subscription price per share for each share issued pursuant to the exercise of rights and the over-subscription privilege. The Fund also has agreed to reimburse the dealer manager up to an aggregate of $[            ] for a portion of its reasonable out-of-pocket expenses incurred in connection with the offer. In addition, the Fund has agreed to pay fees to the subscription agent and the information agent estimated to be $[            ] each, inclusive of out-of-pocket expenses. These fees will be borne by all of the Fund’s shareholders, including those shareholders that do not exercise their rights.

Risks Associated with Investments in Chinese Companies.

An investment in the Fund should be considered speculative. Investments in Chinese companies involve certain risks and special considerations not typically associated with investments in the United States, such as greater government control over the economy, political and legal uncertainty, currency fluctuations or blockage, the risk that the Chinese government may decide not to continue to support economic reform programs and the risk of nationalization or expropriation of assets. Additionally, the Chinese securities markets are emerging markets characterized by relatively low trading volume, resulting in substantially less liquidity and greater price volatility. Moreover, information available about Chinese companies may not be as complete, accurate or timely as information about listed U.S. companies.

Political and Economic Factors

The economy of China differs from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, and some of these differences are unfavorable. Under China’s communist political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since

Risk Factors and Special Considerations

1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Current economic reforms, embodied in the “socialist market economy” program of the Chinese Communist Party (“CCP”), seek to further reduce state involvement in the Chinese economy. Under the “socialist market economy” program, the CCP has announced its plans to reduce substantially state ownership and management of the assets of all state-owned companies. Consequently, the business autonomy of China companies currently in the public sector may be increased significantly, and such companies are expected to become responsible to a considerable extent for their own profits and losses. If these policies are fully implemented, many China companies may be expected to apply for listings on stock exchanges in China. However, the lack of state support implicit in such policies may lead to situations in which some of these China companies face potential or actual insolvency, particularly as comprehensive price deregulation is also contemplated under the socialist market economy program.

Notwithstanding the economic reforms instituted by the Chinese government and the CCP, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which we invest. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of China companies and the payments of dividends and interest by China companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect the assets held by the China companies in which we invest. The Chinese government has, in the past, expropriated large amounts of private property. Since the CCP, which was responsible for prior expropriations, continues to be the ruling party in China, we cannot assure you that further expropriation will not occur again in the future. Such expropriation could result in your losing all or substantially all of your investment in us.

China was admitted to the World Trade Organization (“WTO”) in September 2001. Entry into the WTO required China to reduce tariffs and eliminate non-tariff barriers, which include quotas, licenses and other restrictions, over a five-year phase-in period. While China’s entry into the WTO and the related relaxation of trade restrictions has lead to increased foreign investment in China, it has also lead to increased competition in China’s markets from international companies. China’s entry into the WTO could have a negative impact on China’s economy with a resulting negative impact on the China companies in which we invest.

Although the Chinese economy has experienced substantial growth in the past ten years, such growth has been accompanied by imbalances in the Chinese economy and has resulted in significant fluctuations in general price levels and periods of inflation. Continued economic growth and development in China is dependent in many respects on the further implementation of the economic reform programs begun in 1978 and reiterated in China’s Eleventh Five-Year Plan (for the period 2006-2010). While we expect that China will continue to implement its economic reform programs, we cannot assure you that the Chinese government will continue to actively pursue such reforms or, if it does, that such economic policy initiatives will be successful. A return to the entirely centrally planned economy that existed prior to 1978 or a renewal of past adverse economic conditions or stagnant economic development could adversely affect the value of our investments in the securities of China companies.

Risk Factors and Special Considerations

At present, much of the private sector activity in China is export driven and, therefore, affected by developments in the economies of China’s principal trading partners, including Japan, South Korea, the United States, Taiwan and Europe. Adverse economic developments in any of these countries could have an adverse impact on the Chinese economy and the China companies in which we invest.

On December 19, 1984, the Chinese and British governments signed the Sino-British Joint Declaration on the Question of Hong Kong (the “Joint Declaration”). The Joint Declaration provided for the transfer of sovereignty back to China over the whole of the territory of Hong Kong, Kowloon and the New Territories, as well as setting out, among other things, the basic policies of China regarding Hong Kong and enshrining the principle of “One Country, Two Systems.” The Joint Declaration provided that these basic policies were to be enshrined in the Basic Law of Hong Kong (the “Basic Law”), under which China implements its commitments under the Joint Declaration. The Basic Law was adopted on April 4, 1990 by the Seventh National People’s Congress of China (“NPC”), and came into effect on July 1, 1997.

On July 1, 1997, sovereignty over Hong Kong was transferred from Great Britain to China, and Hong Kong became a Special Administrative Region (“SAR”) of China. Under the Joint Declaration and the Basic Law under which China implements its commitments under the joint declaration, the social and economic systems in Hong Kong existing prior to the transfer should remain unchanged for at least 50 years from the date of transfer and Hong Kong will continue to enjoy a high degree of autonomy except in foreign and defense affairs. The SAR is vested with executive, legislative and judicial power. Laws in force prior to the transfer, as they may be amended by the SAR legislature, remain in force except to the extent they contravene the Basic Law. China may not and does not levy taxes on the SAR, the Hong Kong dollar remains fully convertible, and Hong Kong remains a free port. However, there can be no assurance that the commitments made by the Chinese government under the joint declaration will be maintained in the future.

China’s banks are carrying nonperforming loans estimated by private economists to total $224 billion. Chinese regulators have made some progress in reducing the country’s ratio of bad loans, according to official statistics. In March of 2009 non-performing loans comprised approximately 4.2% of total bank loans in China. As a state owned unit, the PBC has been instrumental in the implementation of China’s planned economy, particularly through lending in furtherance of government policies. In the past, the government has mandated that more than half of the PBC’s lending be in the form of policy loans, many of which are in essence government expenditures. The practice of using loans to subsidize unprofitable SOEs was decreasing in accordance with the move to reform SOEs. However, in an attempt to bolster SOE productivity and boost the economy, state-owned banks were ordered to increase lending to SOEs. Historically, SOEs have defaulted on repayment of these loans. The result was a build-up of bad loans in the banking sector. In 1998, the government injected US$32 billion in the “Big Four” in an effort to bolster their balance sheets. In 2002, the government announced that bad loans accounted for approximately 25% of all loans. Independent analysts, however, estimated an even higher figure. In September 2004, the government announced that it would not provide any further assistance to help reduce the level of bad debt in the banking system. It is anticipated that the level of bad loans will increase in light of the 2008-2009 global economic downturn.

Market Characteristics

The Chinese, Hong Kong and other foreign securities markets on which the securities of China companies are traded are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility relative to the U.S. securities markets. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors (including investment funds and other institutional investors), particularly in the Chinese securities markets. As a consequence, the performance of a single company or a small group of companies could have a much

Risk Factors and Special Considerations

greater impact on the Chinese, Hong Kong and other foreign securities market than they would have on the U.S. securities market, which can result in higher price volatility in such foreign securities markets. The following table sets forth certain market capitalization figures.

Stock Exchange	Number of Listed Companies December 31, 2008	Market Capitalization December 31, 2008
Shanghai Stock Exchange	1,184	9,725,190.5	*
Shenzhen Stock Exchange	740	2,411,453.0	*
Hong Kong Stock Exchange	1,097	10,253.56	**

Source: SSE; SZSE; SEHK; NYSE.

*	CNY 100mm

**	HK$bn

In addition to their smaller size and lesser liquidity, the Chinese, Hong Kong and other foreign securities markets in which we may invest are less developed than U.S. securities markets. Regulatory standards are, in many respects, less stringent than U.S. standards. There generally is less government supervision and regulation of exchanges, brokers and issuers in China, Hong Kong and such other securities markets than there is in the United States. Furthermore, there is a lower level of monitoring and oversight of the markets and the activities of investors in such markets, and enforcement of existing regulations has been extremely limited. Consequently, the prices at which we may acquire investments may be affected by other market participants’ anticipation of our investment decisions, by insider trading (trading by persons with material non-public information) and by securities transactions by brokers in anticipation of our transactions in particular securities. Some of these practices would generally be considered unlawful if conducted in the U.S. securities markets.

The Chinese securities markets are still in the early stages of development and continue to undergo a period of rapid growth and regulatory reforms, which may lead to difficulties in settlement and recording of transactions and in interpreting and applying the relevant regulations.

Limitations on Investment

At this time, the Chinese government has approved trading on two stock exchanges in China, the Shanghai Stock Exchange and the Shenzhen Stock Exchange. Shares that are listed on these stock exchanges are divided into two categories, “A” shares and “B” shares. “A” shares are traded in renminbi and until recently were available only to Chinese citizens or institutions. In November 2002, the China Securities Regulatory Commission and the People’s Bank of China jointly announced the QFII scheme allowing foreign investors to participate in the “A” share market. “B” shares, or “renminbi special shares,” are denominated in renminbi, and were previously issued only to foreign investors (including overseas Chinese citizens) for payment in foreign currencies and may only be traded in foreign currencies (currently, U.S. dollars on the Shanghai Stock Exchange and Hong Kong dollars on the Shenzen Stock Exchange). In February 2001, the China Securities Regulatory Commission announced that domestic investors would be permitted to invest in the “B” share market. Apart from those distinctions, “B” shares carry the same rights and obligations as “A” shares. As of December 31, 2008, there were 1,625 companies listed on the Exchanges: 1,419 issuing “A” shares, 23 issuing “B” shares, 86 issuing “A” and “B” shares, and 48 issuing “A” and “H” shares. Because of certain restrictions in the QFII scheme, we are not currently qualified to apply for QFII status and may not invest in the “A” share market, though we are considering alternative arrangements for participation, including investing in an investment vehicle that is a QFII or that has an investment manager that is a QFII. We may determine to purchase shares in a QFII that has as its investment manager the indirect parent company of our investment manager but will only do so if the QFII agrees that we will not pay any investment management fee or sales load in respect of such shares. Consequently, at this time and possibly for an indefinite period, our opportunities to invest in companies whose shares are listed in China will be limited.

Risk Factors and Special Considerations

Chinese Corporate Law

Corporate law in China is developing rapidly, but still does not provide a systematic and comprehensive legal framework for the regulation of corporations comparable to that which exists in the United States. In December 1993, the Chinese government enacted its first national company law, which became effective on July 1, 1994. This Company Law provides for two corporate forms: the limited liability company and the company limited by shares. Foreign invested companies limited by shares, however, are governed by the Provisional Regulations on Several Issues Concerning the Establishment of Foreign Invested Companies Limited by Shares. These regulations make clear that the Company Law governs such companies only with respect to matters not covered in the regulations and the Special Regulations on Foreign Offerings and Listings of Companies Limited by Shares. The Company Law is also generally applicable to foreign invested enterprises to the extent regulations relating more specifically to foreign investment enterprises are silent. The Company Law covers many of the issues addressed in corporate legislation in the United States, including provisions on the fiduciary responsibility of directors and officers and the rights of shareholders, but this legal protection has yet to be tested in practice. It is unclear what effect the Company Law will have on prior national enactments and local company law regulations that exist in the Shenzhen Special Economic Zone and Shanghai. Indications are that the Shenzhen and Shanghai regulations will continue in force insofar as they do not conflict with the national Company Law. The legal status of companies limited by shares established pursuant to the opinions on standards is preserved, and these companies are required within a specified period of time to conform to the provisions of the Company Law.

Reporting Standards

Accounting, auditing and financial reporting standards and requirements in China, Hong Kong and the other foreign securities markets in which we may invest differ, in some cases significantly, from those applicable to U.S. issuers. In particular, the assets and profits appearing on the financial statements of a foreign issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statement been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules in some of the countries in which we may invest require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

Currency Fluctuations

We invest principally in securities denominated in Hong Kong dollars and renminbi, hold cash and cash equivalents denominated in such currencies, and most of our income is received or realized in such currencies, although we are required to compute our net asset value in U.S. dollars and to compute and distribute our income in U.S. dollars. Accordingly, the U.S. dollar market value of our investments and of dividends, interest or other income or gains earned by us may be negatively affected by changes in currency exchange rates between the U.S. dollar and the renminbi, the Hong Kong dollar and renminbi or any other currency in which our investments are denominated. If the value of the Hong Kong dollar and renminbi, in which we receive income, fall relative to the U.S. dollar between accrual of the income and the making of our distributions, the amount of Hong Kong dollars and renminbi required to be converted into U.S. dollars by us to pay distributions will increase and we could be required to liquidate portfolio securities to make such distributions. In addition, if such exchange rates change adversely between the sale date and the settlement date of a portfolio security, we may incur losses. Similarly, if

Risk Factors and Special Considerations

such exchange rates decline between the time we incur expenses in U.S. dollars and the time such expenses are paid, the amount of such currencies required to be converted into U.S. dollars to pay such expenses in U.S. dollars will be greater than at the time they were incurred. We cannot assure you that we will be able to liquidate securities in order to meet such distribution requirements. We are permitted to borrow money to make distributions required to maintain our status as a regulated investment company for U.S. tax purposes.

Additionally, as of July 21, 2005, China has abandoned the official exchange rate for renminbi to the U.S. dollar. China also replaced the peg to the U.S. dollar with a basket of currencies, including the U.S. dollar, the Euro and the Japanese yen. Under the basket system, the renminbi is permitted to rise or fall within a narrow trading band.

The investment manager generally does not seek to hedge against a decline in the value of our non-dollar-denominated portfolio securities resulting from a currency devaluation or fluctuation. As a consequence, we will be subject to the risk of changes in value of foreign currencies affecting the value of our portfolio assets, as well as the value of the amounts of interest, dividends and net realized capital gains received or to be received in foreign currencies. Therefore, you should carefully consider the risk of currency devaluations and fluctuations and the effect these may have on us in determining whether to invest in us.

Exchange Controls

There is centralized control and unified management of foreign exchange in China. The legal framework for foreign exchange control in China is based on the Regulations on Foreign Exchange Control promulgated on January 8, 1996, and the Provisional Regulations on Foreign Exchange Sales, Purchases and Payments promulgated on March 26, 1994. The State Administration of Foreign Exchange is responsible for matters relating to foreign exchange administration, while the People’s Bank of China is in charge of foreign exchange operations.

The renminbi is not at present freely convertible into foreign currencies. The People’s Bank of China sets and publishes daily base exchange rates for major foreign currencies with reference primarily to the supply and demand of renminbi against the U.S. dollar in the market during the prior day. The People’s Bank of China also takes into account other factors such as the general conditions existing in the international foreign exchange markets. From 1994 to July 2005, the official exchange rate for the conversion of renminbi to U.S. dollars generally remained stable. Although Chinese governmental policies were introduced in 1996 to reduce restrictions on the convertibility of renminbi into foreign currencies for current account items, conversion of renminbi into foreign exchange for capital items, such as foreign direct investment, loans or security, requires the approval of the State Administration for Foreign Exchange and other relevant authorities. We cannot assure you that China’s government will not impose more stringent restrictions on the convertibility of the renminbi. However, since the decade-long currency peg to the U.S. dollar was replaced with a peg to a basket of currencies, efforts have been made to introduce step-by-step exchange rate and other financial reforms. Moreover, even though the renminbi is intended to be freely convertible under the current system, the State Administration of Foreign Exchange has a significant degree of administrative discretion in implementing the laws. From time to time, the State Administration of Foreign Exchange has used this discretion in ways that effectively limit the convertibility of current account payments and restrict remittances out of China.

Although issuers of “B” shares currently pay dividends and distributions in U.S. dollars or Hong Kong dollars, the ability of such issuers to pay dividends and distributions in such currencies is related to their ability to generate from their operations revenues denominated in such currencies or in currencies freely convertible into such currencies, which may in turn be dependent upon the ability of such issuers to export their goods or services for payment in such currencies. Issuers of “B” shares may also be able to

Risk Factors and Special Considerations

pay dividends or distributions in such currencies by converting renminbi revenues derived from domestic operations into U.S. dollars or Hong Kong dollars through the China Foreign Exchange Trading Center’s interbank market.

Issuers of “H” shares currently pay dividends and distributions in Hong Kong dollars. The ability of such issuers to pay dividends and distributions in Hong Kong dollars is related to their ability to generate from their operations revenues denominated in Hong Kong dollars or in currencies freely convertible into Hong Kong dollars, which may in turn be dependent upon the ability of these issuers to export their goods or services for payment in such currencies. Issuers of “H” shares may also be able to convert renminbi revenues derived from their domestic operations into Hong Kong dollars in order to pay dividends and distributions in Hong Kong dollars to foreign investors in “H” shares. Although settlement of purchases and sales of “H” shares may be made in Hong Kong dollars, “H” shares are denominated in renminbi, and all Hong Kong dollar payments to foreign investors are based on the applicable exchange rate.

Investments in Unlisted Securities

We are permitted to invest up to 15% of our net assets in equity securities of China companies that are not listed on a securities exchange. The risk of investing in such companies generally is greater than the risk of investing in publicly traded companies. Companies whose securities are not publicly traded are not subject to the same disclosure and other legal requirements that are applicable to companies with publicly traded securities. While some of them are large, companies whose securities are not publicly traded tend to be smaller than publicly traded companies and generally have smaller capitalizations and fewer resources, and therefore often are more vulnerable to financial failure. Because of the absence of a trading market for these investments, we may not be able to realize their value upon sale. See “Investment Objective and Policies” in the SAI.

Investments in Unseasoned Companies

While we invest a substantial portion of our assets in the securities of established China companies, we also may invest in the securities of smaller, less seasoned China companies. Investments in the securities of these less seasoned China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities of more established companies. The securities of smaller, less seasoned China companies may be subject to more abrupt and erratic market price movements than larger, more established companies. We have not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities we may invest. Additionally, these companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel.

Lower-Rated (High Risk) and Non-Rated Securities

We may invest to a limited degree (up to 20% of our total assets) in debt securities of China companies that are in the lower rating categories of recognized rating agencies or are non-rated. No minimum rating is required for the debt securities in which we may invest; however, we may not invest in debt securities that are in default. The debt securities in which we may invest may be listed or unlisted on any public trading market. These lower-rated securities and non-rated securities of comparable quality to such lower-rated securities, collectively referred to as lower grade securities, entail high risks and are commonly referred to as “junk bonds.” Lower grade securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and involve more credit risk than securities in the higher rating categories.

Risk Factors and Special Considerations

We will have relatively greater difficulty disposing of lower grade securities because they will likely not have an active trading market. The lack of an active secondary market may also have an adverse effect on market prices and will make it more difficult for us to obtain accurate market quotations for purposes of valuing these assets. The credit ratings issued with respect to lower grade securities evaluate only the safety of principal and interest in respect of those securities and not the risk of changes in market value. In addition, credit rating agencies may not make timely changes in the applicable credit ratings to reflect subsequent events. To the extent that we invest in non-rated securities, whether or not such securities are lower grade securities, we will be more dependent upon the credit analysis of the investment manager with respect to such securities than would be the case with investments in securities rated by a recognized rating agency.

Investment and Repatriation Restrictions

Foreign investment in the securities of China companies is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude foreign investment in certain China companies and increase our costs and expenses. The Chinese government may require prior government approval for foreign investment or limit the amount of investment by foreign persons in a particular company or limit investment by foreign persons to only a specific class of securities of a company. In addition, Taiwan and China restrict investment opportunities in issuers or industries deemed important to national interests. In China, government approval is required for the repatriation of capital following the liquidation of an investment. In addition, if there is deterioration in China’s balance of payments or for other reasons, China may impose temporary restrictions on foreign capital remittances abroad. We could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital or income, as well as by the application of any additional restrictions on investments by us.

RECENT DEVELOPMENTS IN FINANCIAL MARKETS AND IMPACT ON THE FUND

Recent developments in the U.S. and foreign financial markets illustrate the current environment is one of extraordinary and possibly unprecedented uncertainty. Conditions in the debt and equity capital markets in the United States and abroad have caused firms in the financial services sector to take significant losses relating to, among other things, subprime mortgages and the re-pricing of credit risk in the broadly syndicated loan market, which has generally made it costlier for investors to insure against defaults on such debt. The regulation of these markets and the participants therein may change as a result of such conditions. The recent instability in the financial markets has led the U.S. Government and certain foreign governments to take unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state and other governments, their regulatory agencies or self-regulatory organizations may take actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities in which the Fund invests, in unforeseeable ways that could have a material adverse affect on the Fund’s business and operations. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund.

CERTAIN ANTI-TAKEOVER PROVISIONS

Our organizational documents–our articles of incorporation and bylaws–contain provisions that could have the effect of limiting (i) the ability of any party to acquire control of us, (ii) our freedom to engage in certain transactions, (iii) the ability of our Board of Directors or shareholders to amend our charter documents, (iv) the ability of our shareholders to change the composition of our Board of Directors or

Risk Factors and Special Considerations

(v) our conversion to an open-end investment company. Our Board of Directors is divided into three classes, each having a term of three years. Such a system of electing directors may have the effect of maintaining continuity of management and, thus, make it more difficult for our shareholders to change the majority of directors. Certain actions require the affirmative vote of the holders of 75% of our shares.

The provisions described above could have the effect of depriving our shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. Our Board of Directors has considered these anti-takeover provisions and concluded that they are in our best interest and the best interest of our shareholders.

See “Description of Common Stock—Certain Anti-takeover Provisions in the Fund’s Charter and Bylaws and under Maryland Law” below and in the SAI.

OPERATING EXPENSES

Our annual operating expenses are higher than those of U.S. investment companies investing exclusively in the securities of U.S. issuers, primarily because of the additional time and expense required in investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. Brokerage commissions, custodial fees and other fees are generally higher for investments in foreign securities markets. In addition, foreign governments may impose withholding taxes, which would reduce the amount of income and capital gains available to distribute to shareholders. As a result of the relatively high expected operating expenses, we need to generate higher relative returns to provide investors with an equivalent economic return.

NET ASSET VALUE DISCOUNT

We are a closed-end investment company. Shares of closed-end investment companies frequently trade at a discount to net asset value. This characteristic is a risk separate and distinct from the risk that our net asset value will decrease. Our shares have generally traded at a significant discount to net asset value during the past five years. See “Net Asset Value and Market Price Information.” We cannot predict whether our shares will trade at, below or above net asset value in the future. The risk of purchasing shares of a closed-end fund that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time after the purchase because, for those investors, realization of gain or loss on their investment is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance. Our shares are not subject to redemption. Investors desiring liquidity may, subject to applicable securities laws, trade their shares of our common stock on the NYSE at the then current market value, which may differ from the then current net asset value per share. Shareholders wishing to sell their shares of common stock during this offer should be aware that there is greater risk that the discount to net asset value, which may increase during this offer, will adversely affect them. This increased risk exists because, among other things, the market price per share may reflect anticipated dilution that will result from this offer. There can be no assurance that, after the completion of this offer, our shares will trade at the same level as our current discount to net asset value.

NON-DIVERSIFICATION

We are classified as a “non-diversified” investment company under the Investment Company Act of 1940, which means that we are not limited by that act in the proportion of our assets that may be

Risk Factors and Special Considerations

invested in the obligations of a single issuer. As a non-diversified investment company, we may invest a greater proportion of our assets in the obligations of a smaller number of issuers and, as a result, may be subject to greater risk with respect to portfolio securities than a diversified investment company. However, we intend to comply with the diversification requirements imposed by the Code for qualification as a regulated investment company.

INVESTMENT RISK

You may lose money by investing in the Fund, including the possibility that you may lose all of your investment. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the FDIC or any other governmental agency.

The Fund is intended to be a long-term investment vehicle and is not designed to provide investors with a means of speculating on short-term stock market movements. Investors should not consider the Fund a complete investment program.

COMMON STOCK RISK

A principle risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

RISKS OF INVESTING IN OTHER INVESTMENT COMPANIES

The Fund may acquire shares in other investment companies including foreign investment companies. The market value of the shares of other investment companies may differ from the net asset value of the particular fund. As a stockholder in an investment company, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees. At the same time, the Fund would continue to pay its own advisory and administration fees and other expenses. As a result, the Fund and its stockholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

RISK ASSOCIATED WITH THE ABILITY TO ENFORCE CIVIL LIABILITIES AGAINST OUR OFFICERS, DIRECTORS AND INVESTMENT MANAGER

Some of our directors and officers reside and maintain most of their assets outside the United States, and none of our directors and officers living outside the United States have appointed an agent for service of process in the United States. In addition, our investment manager is a Hong Kong corporation. It may not be possible, therefore, for investors to effect service of process within the United States upon these directors or officers or the investment manager or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against these directors or officers or the investment manager predicated solely upon the securities laws of the United States.

MANAGEMENT OF THE FUND

Board of Directors

Our Board of Directors is responsible for management, including general supervision of the duties performed by the investment manager. For information regarding our directors and officers, see “Management of the Fund—Directors and Officers” in the SAI.

Management of the Fund

Investment Manager

Baring Asset Management (Asia) Limited serves as our investment manager. The investment manager is a Hong Kong corporation, which was incorporated in 1985 to advise institutional clients with respect to investments in Asia. It is an indirect wholly owned subsidiary of BAM, which is in turn an indirect wholly owned subsidiary of MassMutual. MassMutual acquired BAM and its subsidiaries from ING Group N.V. effective March 31, 2005.

BAM is a leading international investment manager and, through its subsidiaries, had approximately a total of $33 billion in assets under management for mutual funds, pension funds, corporations, government agencies, charitable organizations, investment companies, private individuals and other as of December 31, 2008. BAM had approximately $6.9 billion invested in Asian securities markets (excluding Japan) as of December 31, 2008.

Subject to the supervision and direction of our Board of Directors and pursuant to a management agreement, the investment manager manages our investments in accordance with our investment objectives, policies and restrictions and makes investment decisions and exercises voting rights on our behalf, including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on our behalf. We pay the investment manager a monthly fee, computed weekly, at the annual rate of 1.25% of our average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million. The fees payable to the investment manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. The investment manager received fees equal to $3,641,055 for the year ended December 31, 2008. See “Investment Advisory and Other Services—Investment Manager” in the SAI.

Some of our officers are also directors or officers of the investment manager or its affiliates, as indicated under “Management of the Fund—Directors and Officers” included in the SAI. The investment manager’s offices are located at Edinburgh Tower, 19th Floor, 15 Queen’s Road Central, Hong Kong.

Portfolio Manager

Henry Chan and Agnes Deng are the Fund’s portfolio managers, the persons associated with the Investment Manager who are primarily responsible for the day-to-day management of the Fund’s portfolio.

Mr. Chan is responsible for Asian investment policy with specialist research responsibilities on Greater China markets. He became the Head of the Asian Investment Team in 2006. Mr. Chan joined Baring Asset Management in 2004 and assumed the lead role in driving its Asian institutional mandates and flagship retail products, namely, Baring Asia Growth and Baring Eastern Trust. At the specialist level, Mr. Chan is co-manager of the Baring China Absolute Return Fund and Baring Korea Trust. Mr. Chan has extensive experience in the management of both Asian regional and specialist mandates. Prior to joining Baring Asset Management he worked at INVESCO (formerly LGT) where he handled a number of Pacific Basin (including Japan) and Asia ex Japan portfolios. His specialist experience covered a number of markets including Taiwan, Hong Kong, China, Korea and Japan. He was also the lead fund manager of INVESCO Asia NET Fund, INVESCO GT Taiwan Fund and a number of Greater China portfolios. Mr. Chan received his Bachelor Degree from the London School of Economics and Political Science in 1992. He was awarded the CPA designation in 1994 and became a CFA in 1997. Henry speaks fluent English, Cantonese and Mandarin.

Management of the Fund

Ms. Deng is the investment manager of the Baring Hong Kong China Fund and Greater China Fund Inc. She also takes the lead role in Hong Kong China specialist research. Ms. Deng joined Baring Asset Management in 2007 from Standard Life Investment (SLI) in Asia where she was an Investment Director with considerable experience in running portfolios focusing on the Hong Kong China as well as the Asian region. The SLI China Fund she managed consistently ranked in the top quartile positions in peer group performance surveys. Ms. Deng also worked closely with Standard Life’s asset management joint venture in China and provided recommendations on strategy and asset allocation. Ms. Deng received a BA in English Literature from Xiang Tan University (Hunan) China and an M.B.A. from the McGill University, Montreal, Canada. Ms. Deng was awarded the CFA designation in 2001. She speaks English, Mandarin and Cantonese fluently. The SAI provides information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of our securities under “Portfolio Manager.”

ADMINISTRATOR

Our administrator is Prudential Investments LLC, a New York limited liability company. The administrator’s principal offices are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Under the terms of an administration agreement with us, the administrator agrees to perform or arrange for the performance of the following services for the Fund: payment of our expenses; maintenance of our books and records; review of our federal, state, local and other income tax returns; assistance in monitoring and developing compliance procedures for us; responding to, or referring, inquiries from our shareholders; calculation of the net asset value of our common stock; review of implementation of any stock purchase or dividend reinvestment programs; oversight of the performance of administrative and professional services rendered to us by others, including our custodian and transfer agent, dividend paying agent and registrar, as well as accounting, auditing and other services; acting as liaison between us and our various service providers; providing us with corporate secretarial services and supplies; coordination of the preparation of our reports to shareholders and the SEC; and general assistance to our service providers needed to carry on properly our business and operations. For these services, the Administrator receives a monthly fee at an annual rate of 0.20% of the Fund’s average weekly net assets. The administrator received fees equal to $611,739 for the year ended December 31, 2008.

MANAGEMENT AND ADMINISTRATION AGREEMENTS

The management agreement and the administration agreement set forth the respective services to be provided by and the fees to be paid to the investment manager and the administrator as described above. Neither the investment manager nor the administrator shall be liable for any loss suffered by us in connection with the matters to which the respective agreements relates or, in the case of the investment manager, for any error of judgment or mistake of law, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment manager or administrator, as the case may be, in the performance of, or from reckless disregard by it of, its obligations and duties under the relevant agreements or, in the case of the investment manager, a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Investment Company Act). We have agreed to indemnify the investment manager and its directors, officers and controlling persons against reasonable legal expenses incurred in the successful defense against any claim arising out of or based upon the performance of the management agreement.

These agreements provide that the investment manager and the administrator will bear all expenses of their employees and overhead incurred by them in connection with their duties under the agreements.

Management of the Fund

The investment manager and the administrator further agree to pay all salaries and fees of our directors and officers who are interested persons (as such term is defined in the Investment Company Act) of such party. We will bear all of our own expenses; fees of our directors who are not interested persons (as such term is defined in the Investment Company Act) of any other party to the agreements; out-of-pocket travel expenses for all directors and officers and other expenses incurred by us in connection with directors’ meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of our portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by us; expenses of registering and qualifying our shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of our shares; and the expenses of shareholders’ meetings and preparing and distributing proxies and reports to shareholders.

It is not possible to state precisely the amount of additional compensation the investment manager and the administrator will receive as a result of the offer because it is not known how many shares will be subscribed for and because the proceeds of the offer will be invested in additional portfolio securities, which will fluctuate in value. Assuming that all of the rights are exercised and the net asset value per share remains at its current level, the investment manager would receive additional annual fees equal to $[            ] and the administrator would receive additional annual fees equal to $[            ].

The services of the investment manager and the administrator are not deemed to be exclusive, and nothing in these agreements will prevent either of them or their affiliates from providing similar services to other investment companies or other clients (whether or not their investment objectives and policies are similar to ours) or from engaging in other activities. See “Investment Advisory and Other Services—Management and Administration Agreements” in the SAI.

Enforceability of Civil Liabilities

Some of our directors and officers reside and maintain most of their assets outside the United States, and none of our directors and officers living outside the United States have appointed an agent for service of process in the United States. In addition, our investment manager is a Hong Kong corporation. It may not be possible, therefore, for investors to effect service of process within the United States upon these directors or officers or the investment manager or to enforce against them, in United States courts or foreign courts, judgments obtained in United States courts predicated upon the civil liability provisions of the Federal securities laws of the United States. In addition, it is not certain that a foreign court would enforce, in original actions, liabilities against these directors or officers or the investment manager predicated solely upon the U.S. securities laws.

Dividends and Distributions; Dividend Reinvestment Plan

We intend to distribute to shareholders, at least annually, substantially all of our net investment income and net realized capital gains, if any. Pursuant to our dividend reinvestment plan, each shareholder will be deemed to have elected (unless PNC Global Investment Servicing Inc., the plan agent, is otherwise instructed by the shareholder in writing) to have all distributions, net of any applicable U.S. withholding tax, automatically reinvested in additional shares of our common stock. Shareholders who do not participate in the dividend reinvestment plan will receive all dividends and distributions in cash, net of any applicable U.S. withholding tax, paid in U.S. dollars by check mailed directly to the shareholder by the plan agent, as dividend-paying agent. Shareholders who do not wish to have dividends and distributions automatically reinvested should notify the plan agent c/o PNC Global Investment Servicing

Dividends and Distributions; Dividend Reinvestment Plan

Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. Dividends and distributions with respect to shares registered in the name of a broker-dealer or other nominee (i.e., in “street name”) will be reinvested under the dividend reinvestment plan unless this service is not provided by the broker or nominee or the shareholder elects to receive dividends and distributions in cash. Shareholders whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have their shares registered in their name to participate in the plan. Investors who own shares of our common stock registered in street name should contact their broker or nominee for details concerning participation in the dividend reinvestment plan.

In administering the Plan, plan agent serves as agent for the shareholders in administering the plan. If we declare an income dividend or a capital gain distribution payable either in our common stock or in cash, as shareholders may have elected, non-participants in the plan will receive cash and participants in the plan will receive common stock to be issued by us. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, we will issue new shares to participants valued at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then valued at 95% of the market price. If net asset value per share on the valuation date exceeds the market price per share on that date, the plan agent, as agent for the participants, will buy shares of our common stock on the open market. If, before the plan agent has completed its purchases, the market price exceeds the net asset value of shares, the average per share purchase price paid by the plan agent may exceed the net asset value of shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by us at net asset value. Additionally, if the market price exceeds the net asset value of shares before the plan agent has completed its purchases, the plan agent is permitted to cease purchasing shares and we may issue the remaining shares at a price equal to the greater of (a) net asset value or (b) 95% of the then current market price. In a case where the plan agent has terminated open market purchases and we have issued the remaining shares, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which we issue the remaining shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE trading day, the next preceding trading day. If we should declare an income dividend or capital gains distribution payable only in cash, the plan agent will, as agent for the participants, buy shares of our common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date.

The plan agent maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in the account, including information needed by shareholders for personal and tax records. Shares in the account of each plan participant will be held by the plan agent in non-certificated form in the name of the participant. The plan agent will forward to the participant any proxy solicitation material and will vote any shares of common stock it holds for the participant solely in accordance with the proxy the participant returns to us.

In the case of shareholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the plan agent will administer the plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in the shareholders’ names and held for the account of beneficial owners who participate in the plan.

There is no charge to participants for reinvesting dividends or capital gain distributions. We pay the plan agent’s fees for the handling of reinvestment of dividends and distributions. There is no brokerage charge with respect to shares issued directly by us as a result of dividends or capital gain distributions payable either in shares or in cash. However, each participant pays a pro rata share of brokerage commissions incurred with respect to the plan agent’s open market purchases in connection with the reinvestment of dividends or capital gain distributions.

Dividends and Distributions; Dividend Reinvestment Plan

The automatic reinvestment of dividends and distributions will not relieve participants of any U.S. income tax that may be payable on such dividends or distributions. See “Taxation” in the SAI.

Experience under the plan may indicate that changes are desirable. Accordingly, we and the plan agent reserve the right to terminate the plan as applied to any dividend or distribution paid subsequent to notice of the termination sent to the members of the plan at least 30 days before the record date for payment of any dividends or distributions. The plan also may be amended by us or the plan agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days’ written notice to participants. All correspondence concerning the plan should be directed to the plan agent c/o PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027. For further information regarding the plan, you may also contact the transfer agent directly at (800) 331-1710.

Description of Common Stock

We are authorized to issue 100,000,000 shares of common stock, $0.001 par value per share. Our shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares issued pursuant to this offer when issued will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any directors. Both this description and the description under “—Certain Antitakeover Provisions in Our Charter and Bylaws and under Maryland Law” below are subject to the provisions contained in our organizational documents (i.e., our charter and bylaws).

Set forth below is information with respect to our common stock as of February 19, 2010:

Amount Authorized	Amount Held by Us for Our Own Account	Amount Outstanding Exclusive of Shares Held by Us for Our Own Account
100,000,000 shares	0 shares	22,765,664.90 shares

CERTAIN ANTI-TAKEOVER PROVISIONS OF THE ARTICLES OF INCORPORATION AND BYLAWS AND UNDER MARYLAND LAW

We have provisions in our organizational documents that are intended to limit (i) the ability of other entities or persons to acquire control of us, (ii) our freedom to engage in certain transactions, (iii) the ability of our directors or shareholders to amend our organizational documents, (iv) the ability of our shareholders to change the composition of our Board of Directors or (v) our conversion to an open-end investment company. These provisions may be regarded as “anti-takeover” provisions. Commencing with our first annual meeting of shareholders, our Board of Directors was divided into three classes. Such a system of electing directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for our shareholders to change the majority of directors.

Under our charter, with the exception of the transactions described below, any action we take will be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote on the matter. An affirmative vote of 75% of our outstanding common stock (unless a majority of Continuing Directors, as defined in our charter, approved the transaction) is required under our charter for any of the following transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of our outstanding common stock or to amend the provisions of our charter relating to such

Description of Common Stock

transactions: (i) merger, consolidation or statutory share exchange; (ii) issuance of any of our securities for cash; (iii) sale, lease or exchange of more than $1 million aggregate market value of our assets to another entity; or (iv) sale, lease or exchange to us for our securities of more than $1 million aggregate market value in assets of another entity.

Furthermore, our charter also requires the affirmative vote of 75% of our outstanding common stock (unless a majority of Continuing Directors approved the transaction) to liquidate or dissolve us or to convert us to an open-end investment company (including amendments to our charter to make our common stock a “redeemable security” as defined under the Investment Company Act). Any proposed amendment to our charter intended to repeal or adopt an inconsistent provision to any of the provisions that require a 75% supermajority vote must itself be authorized by not less than 75% of the aggregate votes entitled to be cast at a shareholders’ meeting or in writing without a meeting. These supermajority requirements are higher than that required by federal or state law. For the full text of these provisions, we refer you to our charter and bylaws on file with the SEC. See “Additional Information” below.

The provisions described above of our organizational documents could have the effect of depriving our shareholders of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of us in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. Our Board of Directors has considered these anti-takeover provisions and concluded that they are in our best interest and the best interest of our shareholders.

In addition to the foregoing provisions in our organizational documents, the following elective statutory provisions relating to extraordinary actions and unsolicited takeovers are provided under Maryland law. To date, we have not elected to be bound by these provisions, but we may do so to the extent they would not be contrary to the Investment Company Act if our Board of Directors adopts resolutions to opt in to these provisions. Such elections could have the effect of discouraging offers to acquire us and of increasing the difficulty of consummating any such offer.

Business Combinations. If we make the relevant statutory election, we will be subject to certain restrictions concerning certain “business combinations” (including mergers, consolidations, share exchanges or, in certain circumstances, asset transfers or issuances or reclassifications of equity securities) between us and an “interested stockholder.” Interested stockholders are persons that (i) beneficially own 10% or more of the voting power of our shares or (ii) are affiliates or associates of us who, at any time within the two-year period prior to the date in question, were the beneficial owners of 10% or more of the voting power of our shares. Such business combinations will be prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any such business combination must be recommended by our Board of Directors and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of our outstanding voting shares and (ii) two-thirds of the votes entitled to be cast by holders of our outstanding voting shares other than shares held by the interested stockholder or an affiliate or associate of the interested stockholder with whom the business combination is to be effected, unless, among other things, our shareholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by our Board of Directors prior to the time that the interested stockholder becomes an interested stockholder.

Control Share Acquisitions. Companies may also elect to be bound by a Maryland statutory provision that provides that, with certain exceptions, “control shares” of common stock acquired in a “control share acquisition” (defined below) have no voting rights except to the extent approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding shares of common stock owned by the acquiring person or by officers or directors who are employees of the company. “Control

Description of Common Stock

shares” are shares of voting stock that, if aggregated with all other such shares previously acquired by such a person, would entitle the acquiring person to exercise voting power in electing directors within one of the following ranges of voting power:

(i) 10% or more but less than one-third;

(ii) one-third or more but less than a majority; or

(iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval.

A “control share acquisition” means, subject to certain exceptions, the acquisition of, ownership of or the power to direct the exercise of voting power with respect to control shares. If we were to elect to be bound by this statutory provision, such action would be contrary to Section 18(i) of the Investment Company Act.

Other Provisions. A Maryland corporation that has three directors who are not employees of the corporation or related to an acquiring person and that is subject to the reporting requirements of the Securities Exchange Act of 1934 may elect in its charter or bylaws or by resolution of its board of directors to be subject to all or part of a special subtitle that provides that:

(i) the corporation may have a staggered board of directors;

(ii) any director may be removed only for cause and by the vote of two-thirds of the votes entitled to be cast in the election of directors generally, even if a lesser proportion is provided in the charter or bylaws;

(iii) the number of directors may only be set by the board of directors, even if the procedure is contrary to the charter;

(iv) vacancies may only be filled by the remaining directors, even if the procedure is contrary to the charter or bylaws; and

(v) the secretary of the corporation may call a special meeting of stockholders at the request of stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting, even if the procedure is contrary to the charter or bylaws.

If we were to elect to be bound by certain of the provisions described above, such action would be contrary to certain provisions of Section 16(a) of the Investment Company Act.

Articles supplementary must be filed with the Maryland State Department of Assessments and Taxation if we elect to be subject to any or all of these provisions. Shareholder approval is not required for the filing of articles supplementary. To date, we have not elected to be governed by these specific provisions. However, our charter and bylaws already contain some of these provisions independent of these elections. For instance, our charter requires a 75% vote to remove directors (and then only for cause). We also have a staggered board. We may elect to be governed by these provisions at any time in the future.

Taxation

We intend to continue to qualify, and elect to be treated, as a regulated investment company for each taxable year under the Code. We intend to distribute substantially all our net investment income and net capital gains each year (thereby avoiding the imposition of federal income and excise taxes on such distributed income and gain on us). Such distributions will be taxable as ordinary income and long-term

Taxation

capital gains, respectively, to shareholders who are subject to tax. After the end of each taxable year, we will notify shareholders of the federal income tax status of any distributions, or deemed distributions, made by us during such year. For a discussion of certain United States, Hong Kong and China income tax consequences to our shareholders, see “Taxation” in the SAI.

Custodian, Transfer Agent, Dividend Paying Agent and Registrar

The Bank of New York Mellon Corporation, One Wall Street, New York, New York 10286, serves as our custodian. Our Board of Directors has delegated various foreign custody responsibilities to The Bank of New York Mellon Corporation as our foreign custody manager to the extent permitted under the Investment Company Act and the rules thereunder. The Bank of New York Mellon Corporation has entered into agreements with foreign subcustodians in accordance with delegation instructions approved by the Board of Directors.

The transfer agent, dividend paying agent and registrar for our common stock is PNC Global Investment Servicing Inc. The principal business address of the transfer agent, dividend paying agent and registrar is c/o PNC Global Investment Servicing Inc., P.O. Box 43027, Providence, Rhode Island 02940-3027.

Experts

The financial highlights for each of the two year periods ended December 31, 2008 included in this prospectus and our audited financial statements as of December 31, 2008 (which have been incorporated by reference in this prospectus and in the SAI from our 2008 Annual Report to Shareholders) have been so included or incorporated in reliance on the report of KPMG LLP, an independent registered public accounting firm, given on their authority as experts in auditing and accounting. The principal business address of KPMG is 345 Park Avenue, New York, New York 10154. The audited selected financial data for the years ended December 31, 1999 to 2006 has been audited by other independent accountants.

Validity of Common Stock

With respect to matters of United States Federal law, Sullivan & Cromwell LLP is counsel to us in connection with this offering. The validity of the common stock offered by this prospectus will be passed upon for us by DLA Piper LLP. Certain legal matters will be passed upon for the dealer manager by [    ]. [    ] will rely on DLA Piper LLP, with respect to matters of Maryland law.

Additional Information

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act, and are accordingly required to file reports, proxy statements and other information with the SEC. Any such reports, proxy statements and other information can be inspected and copied at the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may request copies of these documents, upon payment of a duplicating fee, by writing to the SEC. Please call the SEC at (202) 551-8090 for further information on the operation of the public reference rooms. Our filings with the SEC are also available to the public on the SEC’s website (http://www.sec.gov). Reports, proxy statements and other information concerning us can also be inspected at the offices of the NYSE, 11 Wall Street, New York, New York 10005.

Additional Information

Additional information regarding us and our shares is contained in the registration statement we filed with the SEC on Form N-2, including amendments, exhibits and schedules, relating to those shares. This prospectus and the SAI do not contain all of the information set forth in that registration statement. For further information with respect to us and the shares of our common stock offered by this prospectus, please refer to the registration statement. Statements contained in the prospectus and the SAI as to the contents of any contract or other document referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference. You may inspect a copy of the registration statement without charge at the SEC’s principal office in Washington, D.C. You may also obtain a copy of the registration statement from the SEC upon payment of a duplicating fee.

Special Note Regarding Forward-Looking Statements

Certain statements in this prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause our actual results or level of performance to be materially different from any future results or level of performance expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this prospectus. As a result of these and other factors, we cannot give you any assurances as to our future results or level of performance, and neither we nor any other person assumes responsibility for the accuracy and completeness of such statements. To the extent required by law, we undertake to amend or supplement this prospectus to reflect any material changes to us after the date of this prospectus.

The Greater China Fund

                    Common Shares

Issuable Upon Exercise of Rights to

Subscribe for Such Shares

PROSPECTUS

[            ]

February     , 2010

The information contained in this SAI is not complete and may be changed. The Fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective.

SUBJECT TO COMPLETION DATED FEBRUARY 19, 2010

THE GREATER CHINA FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information (“SAI”) is not a prospectus, but should be read in conjunction with the prospectus for the Fund dated [            ], 2010 (the “Prospectus”). This SAI does not include all information that a prospective investor should consider before purchasing shares of the Fund, and investors should obtain and read the Prospectus prior to purchasing shares. A copy of the Prospectus may be obtained without charge, by calling (800) [            ]. This SAI incorporates by reference the entire Prospectus. Any capitalized terms used but not defined herein shall have the meaning ascribed in the Prospectus.

The date of this Statement of Additional Information is [    ], 2010.

GENERAL INFORMATION AND HISTORY

The Greater China Fund, Inc. (the “Fund”) has been engaged in business as a non-diversified, closed-end management investment company since July 23, 1992. The Fund seeks long-term capital appreciation through investment of substantially all of its assets in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, referred to herein as China companies. Under normal market conditions, at least 65% of the Fund’s total assets is invested in equity securities of China companies listed on stock exchanges in China and Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, such as the United States, Singapore or Taiwan, in unlisted equity securities of China companies, in debt securities of China companies and in listed equity securities of Taiwanese companies. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in listed equity securities of China companies. The Fund’s principal office is located at Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102 and its telephone number is (973)  367-7521.

INVESTMENT OBJECTIVE AND POLICIES

General

The Fund’s investment objective is to achieve long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in listed equity securities of companies that (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, referred to herein as China companies. Under normal market conditions, as a fundamental policy, the Fund invests at least 65% of its total assets in equity securities of China companies listed on stock exchanges in China or Hong Kong. The Fund may also invest in equity securities of China companies listed on stock exchanges located elsewhere, including, but not limited to, exchanges in the United States, Singapore or Taiwan. Under normal market conditions, at least 80% of the Fund’s net assets will be invested in listed equity securities of China companies. Up to 15% of the Fund’s net assets may be invested in unlisted equity securities of China companies for which there is no public trading market. The Fund may also invest to a limited degree (up to 20% of its net assets) in debt obligations of China companies, which may be lower-rated or non-rated. Although, in general, the Fund’s equity investments consist primarily of common stock of China companies, the Fund may also invest in other equity securities, including preferred stock, rights or warrants to purchase common stock or preferred stock and debt securities convertible into common stock or preferred stock. See “Investment Objective and Policies” in the Prospectus. The Fund will provide at least 60 days’ written notice to shareholders of any change to its policy of investing 80% of its net assets in listed equity securities of China companies prior or contemporaneous notice of any change to its other nonfundamental investment policies.

During periods in which Baring Asset Management (Asia) Limited (the “Investment Manager” or “BAMA”) believes changes in economic, financial or political conditions make it advisable, the Fund may, for temporary defensive purposes, reduce its holdings in China companies and invest in certain short-term (less than 12 months to maturity) debt securities. The short-term debt securities in which the Fund may invest consist of (1) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers’ acceptances) of U.S. or foreign banks denominated in any currency; (2) commercial paper and other short-term debt obligations of U.S. and foreign corporate or governmental entities; and

(3) repurchase agreements with respect to such securities. The Fund intends to invest only in short-term debt securities that the Investment Manager determines to be of high quality (i.e., rated in one of the two highest rating categories by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”)) or, if unrated, determined by the Investment Manager or the Fund’s Board of Directors to be comparable in credit quality. The Fund will also invest in the instruments described above pending investment of the net proceeds of the offering made hereby and at any other time reserves are required for expenses or dividend and other distributions to shareholders, provided that all such investments made as reserves for expenses or dividend and other distributions to shareholders may not exceed 35% of the Fund’s total assets. Under the Investment Company Act of 1940 (the “1940 Act”), the Fund may invest up to 10% of its assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as that investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased. The Fund reserves the right to invest in other investment companies to the full extent permitted by the 1940 Act, as it may be amended. Shares of persons that are not investment companies pursuant to Sections 3(c)(1) or 3(c)(7) of the Investment Company Act are not subject to the limitations and we reserve the right to invest in other investment companies to the full extent permitted by law. As a shareholder in any investment company, the Fund will bear its ratable share of that investment company’s expenses, and would remain subject to payment of the Fund’s investment management, administrative, custodial and other fees with respect to assets so invested.

The Investment Manager seeks to identify and invest in China companies it believes offer potential for long-term capital appreciation. In evaluating prospective investments, the Investment Manager utilizes its own internal financial, economic and credit analysis resources as well as information obtained from other sources. The Fund invests and intends to continue to invest in China companies involved in a broad spectrum of categories, including, as conditions warrant or permit from time to time, automotive, banking, chemicals, consumer products, construction, electronics, electricity, energy, finance, food and beverage, insurance, international trading, machinery, mining, power distribution, real estate development, retail trade, shipping, tourism and textiles. The Fund does not invest 25% or more of its total assets in the securities of companies in the same industry. In selecting industries and companies for investment, the Investment Manager seeks investments in industries and companies that it believes to have overall growth prospects and a strong competitive position in domestic and/or export markets. In evaluating whether industries and companies meet these criteria, the Investment Manager considers factors such as technology, research and development, productivity, capital resources, labor costs, raw material costs and sources, profit margins, return on investment, government regulation, management and price of the securities, among other factors. In particular, securities of China companies that are believed to be the likely beneficiaries of China’s increased economic contacts with foreign markets are identified for investment by the Fund.

In determining whether companies (i) are organized under the laws of, and have their principal place of business in, China or Hong Kong or (ii) during their most recent fiscal year derived at least 50% of their revenues or profits from goods produced or sold, investments made or services performed in China or Hong Kong or have at least 50% of their assets in China or Hong Kong, the Investment Manager utilizes information contained in financial statements, economic reports and analyses and other available information, which may include information obtained directly from or in discussions with the issuers of securities in which the Fund is considering an investment. In certain instances, the available information with respect to issuers of securities may not provide a quantitative breakdown of a particular issuer’s China-related revenues, and the Investment Manager may be required to make a qualitative determination as to whether the issuer is a China company for the purposes of the Fund’s investment policies.

While the Fund invests a substantial portion of its assets in securities issued by established China companies, the Investment Manager also seeks to identify and invest in securities issued by certain smaller, less seasoned China companies that it believes offer potential for long-term capital appreciation. Investments in securities issued by these China companies may present greater opportunities for growth but also involve greater risks than are customarily associated with investments in securities issued by more established companies. The Fund has not established any minimum capitalization or length of operating history for the smaller, less seasoned issuers in whose securities it may invest.

The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle. There can be no assurance that the Fund’s investment objective will be achieved.

Investment in China Companies

The Investment Manager believes that the potential for growth of the Chinese economy and its securities markets offers investment opportunities to investors seeking long-term capital appreciation who are willing to assume the risks associated with an investment in the Fund.

For most of its history, the PRC has had a centrally planned economy controlled by the Chinese Communist Party (“CCP”). In 1978, as part of the “Four Modernizations” program, China began to implement a variety of economic reform policies designed to, among other things, reduce the role of central planning in the Chinese economy and to remove direct government control over the business activities of Chinese enterprises and companies. This process of economic reform accelerated during the 1980s and again in the 1990s after the Tiananmen Square incident. Consequently, at present the Chinese economy may no longer be described simply as a centrally planned economy as it features many characteristics of a mixed economy, including significant free market elements. Central economic planning still affects certain strategic or nationally important sectors of the Chinese economy, as well as the pricing of goods and services generally, but most of the PRC’s current economic activity is planned or coordinated by local governments or guided by free market considerations.

The other important aspect of the Four Modernizations program is the “open-door” policy, also introduced in 1978. This policy has sought to attract foreign capital technology and managerial expertise to assist in the economic development and modernization of China. The open-door policy has led to a proliferation of foreign investment enterprises in China, including Sino-foreign joint ventures and wholly foreign-owned enterprises, as well as to the establishment of special investment zones which offer investment incentives, including preferential tax treatment, to foreign businesses. The open-door policy and the domestic economic reform program are jointly responsible for the PRC government’s authorization of the listing and offering to foreign investors of “B” shares and “H” shares in Chinese corporations.

During the period from 2004 to 2008, the annual growth rate of China’s gross domestic product (“GDP”) averaged approximately 10.8%. In the past five years, China’s GDP has increased at the respective rates of approximately 9.1% in 2004, approximately 10.2% in 2005, approximately 10.7% in 2006, approximately 11.9% in 2007 and approximately 9.0% in 2008.

In addition to the potential for growth of the Chinese securities markets, the Investment Manager believes that current PRC government policies aimed at raising foreign investment capital and selling stakes in state-owned enterprises (“SOEs”) should create increased investment opportunities for the Fund by expanding the number of companies with ownership in the PRC permitted to list on stock exchanges outside of China. For example, as of June 30, 2009 there were 153 companies with ownership in the PRC with “H” share listings on the Stock Exchange of Hong Kong (“SEHK”).

The table below sets forth the number of listed companies and the market capitalizations in U.S. dollars as of December 31, 2008 for each of the principal securities exchanges in China and Hong Kong.

Stock Exchange	Number of Listed Companies December 31, 2008	Market Capitalization December 31, 2008
Shanghai Stock Exchange	1,184	9,725,190.5*
Shenzhen Stock Exchange	740	2,411,453.0*
Hong Kong Stock Exchange	1,097	10,253.56**

Source: SSE; SZSE; SEHK.

*CNY 100mm

**HK$bn

Other Investment Practices

Currently, the Fund does not intend to invest more than five percent of its net assets pursuant to any of the following investment practices other than lending portfolio securities.

Borrowing

The Fund is authorized to borrow money from banks for temporary or emergency purposes, for the clearance of transactions, for the payment of Fund expenses, for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under the Internal Revenue Code of 1986, as amended (the “Code”), or for the purpose of repurchasing or tendering for shares of the Fund’s common stock, par value $0.001 per share (the “Common Stock”), in an aggregate amount not exceeding 10% of its total assets (not including the amount borrowed). Borrowing creates an opportunity for the Fund to finance the limited activities described above without the requirement that portfolio securities be liquidated at a time when it might be disadvantageous to do so. Borrowings by the Fund increase exposure to capital risk and are subject to interest costs. The Fund may not borrow for the purpose of leverage. Investments will not be made when borrowings exceed 5% of the Fund’s total assets.

Repurchase Agreements

The Fund may invest in securities pursuant to repurchase agreements with parties that are approved by the Fund’s Board of Directors. These parties will consist primarily of financial institutions such as U.S. or foreign banks and securities dealers. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price in a specified currency, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, although it may be affected by currency fluctuations. The Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of a default under a repurchase agreement, the rate of return to the Fund will be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

When-Issued Securities and Delayed Delivery Transactions

The Fund may purchase or sell portfolio securities on a delayed delivery basis or purchase securities on a when-issued basis at fixed purchase or sale terms. These transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future. The purchase will be recorded on the date the Fund enters into the commitment and the value of the obligation will thereafter be reflected in the calculation of the Fund’s net asset value. The value of the obligation on the delivery date may be more or less than its purchase price. A separate account of the Fund will be established with its custodian consisting of cash or liquid, high grade debt securities having a market value at all times at least equal to the amount of the commitment. The Fund may make commitments to purchase securities on such basis only with the intention of actually acquiring the securities. To the extent the Fund engages in when-issued and delayed delivery transactions, it does so for the purpose of acquiring securities for the Fund’s portfolio consistent with the Fund’s investment objectives and policies and not for the purpose of investment leverage.

Hedging Foreign Currency Risks

The Fund may engage in forward foreign exchange contracts between the U.S. dollar and the foreign currencies in which the Fund’s assets are denominated in connection with seeking to hedge possible variations in the exchange rate between these currencies. This may be accomplished through agreements to purchase or sell such foreign currencies for U.S. dollars, or U.S. dollars for such foreign currencies, at specified future dates at prices fixed at the time of the contracts. Currency fluctuations may affect both the Fund’s rate of return and the volatility of such rate.

The Fund’s dealings in forward foreign exchange are limited to hedging involving either specific transactions or portfolio positions. The Fund may not speculate in foreign currencies. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities, the sale of shares of the Fund or the payment of dividends and distributions by the Fund. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in such foreign currency. The Fund has no limitation on transaction hedging. The Fund may not commit more than 5% of its assets to position hedging contracts and does not enter into foreign currency hedging transactions where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s assets denominated in that currency. Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The Fund does not currently intend to utilize hedging techniques to a significant extent.

Lending Portfolio Securities

The Fund may lend up to 27.5% of its total assets to qualified institutions. Under the terms of the securities lending agreement, the securities on loan are to be secured at all times by cash, cash equivalents or U.S. government securities in an amount at least equal to 105% of the market value of the foreign securities on loan, which are marked to market daily. The Fund will regain record ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities on loan should the borrower fail financially. The Fund’s lending agent is State Street Bank & Trust Company. State Street Bank & Trust Company is authorized to invest the cash collateral received in short-term securities, including investments in affiliated mutual funds. Any income from investments of cash collateral in excess of agent fees and of a predetermined rebate to the borrowers is retained by the Fund and is included in interest and securities lending income. For non-cash collateral, the Fund earns a net fee, after payment of lending agents’ fees paid by the borrowers.

INVESTMENT RESTRICTIONS

The Fund has adopted certain fundamental investment restrictions that may not be changed without the prior approval of the holders of a majority of the Fund’s outstanding voting securities. The percentage limitations set forth below, as well as those described elsewhere in this document, apply only at the time an investment is made by the Fund (except for the limitations set forth in the third paragraph below, which apply at all times), and any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the Fund’s portfolio. The Fund may not:

1.        Invest 25% or more of the total value of its assets in securities of issuers in any one industry.

2.        Make loans, except that the Fund may (i) lend portfolio securities, (ii) purchase portfolio securities and (iii) acquire securities subject to repurchase agreements.

3.        Issue senior securities or borrow money, except that the Fund may borrow (i) to finance repurchases of and/or tenders for its shares or for the clearance or settlement of transactions, (ii) for temporary or emergency purposes in amounts not exceeding 5% of its total assets (not including the amount borrowed), or (iii) for the purpose of obtaining amounts necessary to make distributions for qualification as a regulated investment company or to avoid imposition of an excise tax under the Code. The Fund’s borrowings under clauses (i) and (iii) may not in the aggregate result in there being asset coverage of less than 300% as defined in the 1940 Act, and the Fund will not make investments while any such borrowings in excess of 5% of its total assets are outstanding.

4.        Make short sales of securities or maintain a short position in any security.

5.        Purchase securities on margin, except such short-term credits as may be necessary or routine for the clearance or settlement of transactions and the maintenance of margin with respect to forward contracts or other hedging securities.

6.        Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under applicable securities laws in selling portfolio securities.

7.        Purchase or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate, except that the Fund may invest in securities issued by companies, including real estate investment trusts, that invest in real estate or interests in real estate, and may purchase and sell forward contracts on foreign currencies to the extent permitted under applicable law.

8.        Make investments for the purpose of exercising control over, or management of, the issuers of any securities.

Portfolio Turnover

The Fund generally does not engage in the trading of securities for the purpose of realizing short-term profits, but it adjusts its portfolio as it deems advisable in view of prevailing or anticipated market conditions to accomplish the Fund’s investment objective and policies. For example, the Fund may sell portfolio securities in anticipation of an adverse market movement. Other than for tax purposes, frequency of portfolio turnover will not be a limiting factor if the Fund considers it advantageous to purchase or sell securities. The Fund anticipates that the annual portfolio turnover rate of the Fund will not exceed 100%. The portfolio turnover rate is calculated by dividing the lesser of sales or purchases of portfolio securities by the average monthly value of the Fund’s portfolio securities. For purposes of this calculation, portfolio securities exclude securities having a maturity when purchased of one year or less. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. The portfolio turnover was 114%, 85% and 133% for the fiscal years ended December 31, 2006, December 31, 2007 and December 31, 2008, respectively.

MANAGEMENT OF THE FUND

Directors and Officers

The names of the directors and principal officers of the Fund are set forth below, together with their positions with the Fund and their principal occupations during the past five years. None of the Fund’s nonresident directors or officers has authorized an agent in the United States to receive notice.

Directors considered by the Fund and its counsel to be “interested persons” (as defined in the 1940 Act) of the Fund or of the Fund’s Investment Manager:

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INTERESTED DIRECTOR

John A. Bult (73)* 1285 Avenue of the Americas, 37th Floor New York, NY 10019	Director	Director since 1992; term expires 2010	Chairman of PaineWebber International Inc.	1	Director of The Germany Fund, Inc.; The New Germany Fund, Inc.; The Central Europe and Russia Fund, Inc.

*	Mr. Bult [is] deemed to be an “interested person” due to his affiliation with affiliates of [ ], the lead manager of the underwriting syndicate in connection with the initial public offering of the Fund’s shares and the dealer manager in this rights offering and the rights offerings conducted by the Fund in 1994, 1996 and 2005.

Directors considered by the Fund and its counsel NOT to be “interested persons” (as defined in the 1940 Act):

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years
INDEPENDENT DIRECTORS

Edward Y. Baker (75) 15 Artinger Court Toronto, Ontario Canada M3B 1J9	Chairman of the Board and Director	Director since 1992; term expires 2010	Investment Consultant; previously President and Chief Executive Officer, HOOPP Investment Management Limited and Chief Investment Officer, Hospitals of Ontario Pension Plan	1	Chairman, Board of Trustees, Rogers Sugar Income Fund

Vincent Duhamel (45) SAIL Advisers Limited Suite 5701, 57th Floor, Cheung Kong Center 2 Queen’s Road Central Hong Kong	Director	Director since 2009	Chief Executive Officer of SAIL Advisors Limited; President of SAIL Alternative Research Inc.; previously Managing Director at Goldman Sachs in Hong Kong; previously Chief Executive for Asia of State Street Global Advisors	1	Director of Sectoral Asset Management Limited; Director of SAIL Advisors Limited; SAIL Advisors Group Limited; SAIL Advisors Trustee Limited; SAIL Flagship Management Limited; SAIL Investment Management Limited; SAIL Pacific Explorer Fund; SAIL Pacific Explorer Management Limited; Search Alternative Investments Limited; SAIL Asia Strategic Opportunities Portfolio; SAIL Alternative Research Inc.

John A. Hawkins (67) HSBC Securities Rec (Guernsey) Ltd. Arnold House St Julian’s Avenue St Peter Port Guernsey GY1 3NF Channel Islands	Director	Director since 1992; term expires 2012	Previously Executive Vice President—Private Clients for The Bank of Bermuda Ltd.	1	Director of HSBC Investment Solutions PLC; SR Global Fund Inc.; MW Japan Fund Ltd.; MW Nippon Fund Ltd.; All Points Multi- Manager Plc (UCIT Fund)

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past Five Years

C. William Maher (48) 15050 Saddlebrook Lane Poway, CA 92064	Director	Director since 2003; term expires 2011	Previously Managing Director and Chief Financial Officer of LPL Financial; previously Managing Director of Nicholas Applegate Capital Management	1

Jonathan J.K. Taylor (66) Dragon Partners Ltd. 41 Burlington Road London SW6 4NH England	Director	Director since, 1992; term expires 2011	Chairman and Managing Director of Dragon Partners Limited (consulting for investment managers)	1

Chairman, Schroder Japan Growth Fund Plc; Director, Onyx Country Estates Limited (family property company); Director, Member, International Advisory Board of Datawind Net Access Corporation; Director AVK

Securities & Finance Ltd. (Russia)

Tak Lung Tsim (63) T.L. Tsim & Associates Limited 6B Century Tower One 1 Tregunter Path Hong Kong	Director	Director since 1992; term expires 2012	Principal, T.L. Tsim & Associates Ltd.	1	Member of Li Po Chun United World College of Hong Kong; Director of Playmates Holdings Limited(toy company); Independent non-executive Director of Asia Cement (China) Holdings Corporation (Hong Kong Stock Code: 743); Director of New Alliance Asset Management (Asia) Ltd.

On February 26, 2009, Mr. Jonathan J.K. Taylor, then a Class I Director of the Fund, was redesignated by the Board of Directors as a Class II Director of the Fund to fill the vacancy caused by the retirement of Mr. Richard B. Bradley.

Principal Officers

The following persons are executive officers of the Fund:

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years

Brian A. Corris (50) Baring Asset Management 155 Bishopsgate London EC2M 3XY England	President	President since 2008	Director of Institutional Group of Baring Asset Management Limited

Grace C. Torres (50) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Treasurer and Principal Financial and Accounting Officer and Vice President	Treasurer and Principal Financial and Accounting Officer and Vice President since 2007*	Treasurer and Principal Financial and Accounting Officer on JennisonDryden Funds, Strategic Partner, Prudential Series Funds and Advanced Series Trust; Assistant Treasurer and Senior Vice President of Prudential Investments; Assistant Treasurer and Vice President of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President of AST Investment Services, Inc.

Henry Chan (40) Baring Asset Management (Asia) Limited, Edinburgh Tower, 19th Floor, 15 Queens Road Central Hong Kong	Vice President	Vice President since 2007*	Head of Asian Equities Baring Asset Management (Asia) Limited; previously at Invesco Asia Limited

Deborah Docs (51) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Legal Officer and Secretary	Chief Legal Officer and Secretary since 2007	Vice President and Corporate Counsel of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (PI); formerly Vice President and Assistant Secretary of AST Investment Services, Inc.; Secretary and Chief Legal Officer of The Asia Pacific Fund, Inc. and Secretary of all Prudential sponsored mutual funds.

Andrew R. French (47) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Secretary	Assistant Secretary since 2007	Director and Corporate Counsel of Prudential; Vice President and Assistant Secretary of PI; Vice President and Assistant Secretary of Prudential Mutual Fund Services; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department; Assistant Secretary of The Asia Pacific Fund, Inc. and all Prudential sponsored mutual funds.

Name (Age) and Address	Position(s) Held with Fund	Term of Office; Length of Time Served	Principal Occupation(s) During Past Five Years

Valerie Simpson (51) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Chief Compliance Officer	Chief Compliance Officer since 2007	Chief Compliance Officer of Prudential Investments, AST Investment Services, Inc., The Asia Pacific Fund, Inc.; formerly Vice President – Financial Reporting for Prudential Life and Annuities Finance.

Theresa C. Thompson (47) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Deputy Chief Compliance Officer	Deputy Chief Compliance Officer since 2007	Vice President, Compliance, Prudential Investments and Director of Compliance.

Peter Parrella (51) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC.

Lana Lomuti (42) Prudential Investments LLC Gateway Center Three 100 Mulberry Street Newark, New Jersey 07102	Assistant Treasurer	Assistant Treasurer since 2007	Vice President and Director within Prudential Mutual Fund Administration.

*	The President, Treasurer and Secretary each hold office until his or her successor has been duly elected and qualified; all other officers hold office at the discretion of the Board of Directors.

Leadership Structure and Qualifications of Board of Directors

The Board of Directors is responsible for oversight of the Fund. The Fund has engaged the Investment Manager to manage the Fund on a day-to-day basis. The Board oversees the Investment Manager and certain other principal service providers in the operations of the Fund. The Board of Directors is currently composed of seven members, six of whom are independent directors. The Board meets in-person at regularly scheduled meetings four times throughout the year. In addition, the directors may meet in-person or by telephone at special meetings or on an informal basis at other times. As described below, the Board of Directors has established three standing committees — Executive, Audit and Governance and Nominating — and may establish ad hoc committees or working groups from time to time, to assist the Board of Directors in fulfilling its oversight responsibilities.

The Board of Directors is chaired by an independent director. As chair, this independent director leads the Board of Directors in its activities. The directors have determined that the Board of Director’s leadership and committee structure is appropriate because the Board of Directors believes it sets the proper tone to the relationships between the Fund, on the one hand, and the Investment Manager and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships. In addition, the structure efficiently allocates responsibility among committees.

The Board of Directors has concluded that, based on each director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other directors, each director should serve as a director. Among other attributes common to all directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Fund, and to exercise reasonable business judgment in the performance of their duties as directors. In addition, the Board of Directors has taken into account the actual service and commitment of the directors during their tenure in concluding that each should continue to serve. A director’s ability to perform his or her duties effectively may have been attained through a director’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a director of the Fund, other funds in the fund complex, public companies, or non-profit entities or other organizations; or other experiences. Also, set forth below is a brief discussion of the specific experience qualifications, attributes or skills of each director that led the Board of Directors to conclude that he or she should serve as a director.

Risk Oversight

Investing in general and the operation of a fund involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board of Directors oversees risk as part of its oversight of the Fund. Risk oversight is addressed as part of various regular Board of Directors and committee activities. The Board, directly or through its committees, reviews reports from among others, the Investment Manager, the Fund’s chief compliance officer, the Fund’s independent registered public accounting firm, counsel, and internal auditors of the Investment Manager or its affiliates, as appropriate, regarding risks faced by the Fund and the risk management programs of the Investment Manager and certain service providers. The actual day-to-day risk management with respect to the Fund resides with the Investment Manager and other service providers to the Fund. Although the risk management policies of the Investment Manager and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Fund can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Fund or the Investment Manager, its affiliates or other service providers.

John A. Bult was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry, including service as a director of other closed-end investment companies. Mr. Bult is Chairman of PaineWebber International Inc. Mr. Bult serves as director of The Germany Fund, The New Germany Fund, and the Central Europe and Russia Fund, Inc.

Edward Y. Baker was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Baker is an investment consultant. Mr. Baker previously served as President and Chief Executive Officer of HOOPP Investment Management Limited and Chief Investment Officer of Hospitals of the Ontario Pension Plan.

Vincent Duhamel was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Duhamel also has experience in the Asian financial markets. Mr. Duhamel is the Chief Executive Officer of SAIL Advisors Limited and the President of SAIL Alternative Research Inc. Mr. Duhamel has previously served as Managing Director at Goldman Sachs & Co. in Hong Kong and Chief Executive for Asia of State Street Global Advisors. Mr. Duhamel serves as director of a number of entities affiliated with SAIL Advisors Limited.

John A. Hawkins was selected to be a director of the Fund given his experience as both an officer and a director in the financial services industry. Mr. Hawkins also has experience in the Asian financial markets. Mr. Hawkins previously served as Executive Vice President — Private Clients for the The Bank of Bermuda Ltd. Mr. Hawkins serves as a director for HSBC Investment Solutions PLC, SR Global Fund Inc. and MW Japan Fund Ltd.

C. William Maher was selected to be a director of the Fund given his experience as an officer in the financial services industry, including his experience as a chief financial officer. Mr. Mahaer previously served as Managing Director and Chief Financial Officer of LPL Financial and Managing Director of Nicholas Applegate Capital Management.

Jonathan J.K. Taylor was selected to be a director of the Fund given his experience as both an officer and a director in the financial service industry. Mr. Taylor is the Chairman and Managing Director of Dragon Partners Limited. Mr. Taylor is also a director of Schroder Japan Growth Fund Plc, Onyx Country Estates Limited and the International Advisory Board of Datawind Net Access Corporation.

Tak Lung Tsim was selected to be a director of the Fund given his experience as both an officer and a director of a variety of companies. Mr. Tsim also has experience in the Asian financial markets. Mr. Tsim is a Principal at T.L. Tsim & Associates Ltd.. Mr. Tsim is a member of Li Po Chun United World College of Hong Kong. Mr. Tsim is a director of Playmate Holdings Limited and Asia Cement (China) Holdings Corporation.

Board Meetings and Committees

The Board of Directors has an Executive Committee, an Audit Committee and a Governance and Nominating Committee. The Board does not have a compensation committee.

The Board of Directors met four times during the fiscal year ended December 31, 2009. During such period, each director attended at least 75% of the aggregate of all meetings of the Board of Directors and of the committees of the Board on which they served.

Executive Committee

The Board of Directors has an Executive Committee consisting of Messrs. Baker, Taylor, and Hawkins, each of whom is not an “interested person” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act (a “non-interested director”). The Executive Committee is authorized to exercise the general powers of the Board of Directors between meetings of the Board. The Executive Committee did not meet during the fiscal year ended December 31, 2009.

Audit Committee

The Board of Directors has an Audit Committee consisting of Messrs. Baker, Hawkins, Maher, Tsim and Taylor, each of whom (i) is not an “interested person” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act and (ii) meets the “independence” requirements of Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended. The Audit Committee met five times during the fiscal year ended December 31, 2009.

The function of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes, which includes the selection, retention, compensation, and termination of the Fund’s independent registered public accounting firm.

Governance and Nominating Committee

The Board of Directors has a Governance and Nominating Committee consisting of Messrs. Baker, Hawkins, Taylor, and Tsim, each of whom is a noninterested director. The Governance and Nominating committee met three times during the fiscal period ended December 31, 2009.

The Governance and Nominating Committee is responsible for identifying individuals qualified to become members of the Board of Directors, selecting or recommending that the Board select the Fund’s nominees to be submitted to the stockholders for election as directors of the Fund each year or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director, the Governance and Nominating Committee may recommend a nominee to fill such a vacancy either through appointment by the Board of Directors or through election by stockholders. The Governance and Nominating Committee is also responsible for reviewing with the Board the requisite skills and criteria for new Board members as well as the composition of the Board as a whole.

The Governance and Nominating Committee has used an informal process to identify potential candidates for nomination as directors. Candidates for nomination have been recommended by existing directors, and considered by the Governance and Nominating Committee and the Board of Directors.

The Governance and Nominating Committee will consider nominees recommended by stockholders, provided that such recommendations are made in writing to the Secretary of the Fund at Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102 not later than [    ], 2010. Each recommendation should include a personal biography of the suggested nominee, an indication of the background or experience that qualifies the person for consideration and a statement that the person has agreed to serve if nominated and elected. Nominees will be evaluated based on the criteria set forth in the Governance and Nominating Committee Charter and other factors which the Governance and Nominating Committee considers appropriate. The evaluation process does not depend on the source of the recommendation.

The Board does not have a policy regarding member attendance at the annual meeting of stockholders. Two directors attended the 2009 annual meeting of stockholders.

Director Ownership of Equity Securities in the Fund or Fund Complex

As of March 31, 2009, directors of the Fund beneficially owned the following amounts of equity securities in the Fund and/or Fund Complex (unless otherwise noted, beneficial ownership is based on sole voting and investment power):

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex

John A. Bult (Interested Director)	Over $100,000	Over $100,000

Edward Y. Baker (Independent Director)	$10,001–50,000	$10,001–50,000

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Fund Complex

Vincent Duhamel (Independent Director)	[—]	[—]

John A. Hawkins (Independent Director)	$10,001–50,000	$10,001–50,000

C. William Maher (Independent Director)	$0	$0

Jonathan J.K. Taylor (Independent Director)	$50,001–100,000	$50,001–100,000

Tak Lung Tsim (Independent Director)	$0	$0

Director Ownership of Securities in Investment Advisors or Principal Underwriters of the Fund or Their Affiliates

As of June 30, 2009, non-interested directors of the Fund and their immediate family members owned beneficially or of record the following securities in investment advisers or principal underwriters of the Fund or the affiliates of such investment advisors and underwriters:

Name of Director	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class

John A. Hawkins (Independent Director)	John and Jennifer Hawkins*	Baring-Coller Secondaries Fund**	2 Units***	$48,394	Under 1%

*Joint Account with spouse.

**Fund managed by Baring Asset Management Limited, of which the Fund’s Investment Manager is an indirect subsidiary. The Baring-Collier Secondaries Fund does not own shares in our Investment Manager.

***Each unit is comprised of the following: 500 A shares (nominal non-cumulative redeemable preference shares; par value $0.01); 499 B shares (redeemable equity shares; par value $0.01); 1 C shares (equity share; par value $0.01)

Other Director Interests in Investment Advisers or Principal Underwriters of The Fund or Their Affiliates

As of December 1, 2009, John A. Hawkins, a noninterested director of the Fund, had been named a beneficiary of a discretionary trust for the benefit of his mother. Northern Trust Fiduciary Services (Guernsey) Limited serves as trustee for the trust, and Baring Asset Management (C.I.) Limited provides investment advice to the trustee. Baring Asset Management (C.I.) Limited is an indirect subsidiary of Baring Asset Management Holdings Limited, of which the Investment Manager is also an indirect subsidiary. As of December 1, 2009, Mr. Hawkins’s contingent beneficial ownership interest in the trust was approximately $738,485. The discretionary trust does not own shares in our Investment Manager.

Compensation of Directors and Officers

The Fund’s officers receive no compensation from the Fund. The directors who are “interested persons” of the Fund or of the Investment Manager within the meaning of Section 2(a)(19) of the 1940 Act receive no compensation from the Fund receive no compensation from the Fund. The following table provides information regarding the compensation paid by the Fund for the fiscal year ended December 31, 2008, to the persons who were non-interested directors during such period.

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Directors*

Edward Y. Baker (Independent Director)	$47,500			$47,500

Vincent Duhamel (Independent Director)	—			—

John A. Hawkins (Independent Director)	$40,900			$40,900

C. William Maher (Independent Director)	$37,500			$37,500

Jonathan J.K. Taylor (Independent Director)	$36,125			$36,125

Tak Lung Tsim (Independent Director)	$34,000			$34,000

The Fund’s Investment Manager supervises the Fund’s investments, pays the compensation and certain expenses of its personnel who serve as officers of the Fund and receives a management fee for its services. Two of the Fund’s officers are also officers and/or employees of the Fund’s Investment Manager or affiliates thereof.

Code of Ethics

The Fund and its Investment Manager have each adopted a code of ethics in accordance with Rule 17j-1 of the 1940 Act. Subject to certain conditions and restrictions, each code of ethics permits directors, officers and other personnel subject to its provisions to invest in securities, including securities that may be purchased or held by the Fund.

Each of these codes of ethics can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (“SEC”) in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. These codes of ethics are available on the Fund’s website at http://www.greaterchinafund.com and on the EDGAR database on the SEC’s website at http://www.sec.gov. Copies may also be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section at 100 F Street, N.E., Room 1580, Washington, D.C. 20549-0102.

Proxy Voting Policies and Procedures

The Fund has adopted policies and procedures with respect to the voting of proxies related to portfolio securities. These procedures delegate to the Investment Manager the responsibility for voting proxies, subject to the continuing oversight of the Fund’s Board of Directors. The Fund’s procedures provide that the Board of Directors annually review the Investment Manager’s proxy voting policies and procedures and the Investment Manager’s proxy votes on behalf of the Fund. The Investment Manager’s proxy voting policies and procedures are summarized below.

Proxy Voting Policies and Procedures of the Investment Manager

In voting proxies on behalf of the Fund and in keeping with its fiduciary duty to the Fund, the Investment Manager seeks to maximize the value of the Fund’s shareholdings. The Investment Manager will vote proxies on all proposals, except in those instances in which portfolio managers determine that the economic return of voting proxies issued by non-U.S. corporations would be outweighed by the costs that would be incurred by the Fund’s accounts. The Investment Manager employs a third-party proxy administrator, Institutional Shareholder Services (“ISS”), to review specific proxy proposals and to notify the Investment Manager of upcoming shareholder meetings. While the Investment Manager’s Global Events department generally determines whether a proxy proposal concerns a routine matter or a non-

routine matter, portfolio managers are ultimately responsible for making such determinations. In addition, the Investment Manager has established a Proxy Voting Committee to establish its proxy voting policies. The Proxy Voting Committee is available to portfolio managers, analysts and other investment personnel for advice on voting unusual proxy proposals. In addition, the Proxy Voting Committee must review and approve portfolio manager recommendations to cast proxy votes contrary to the Investment Manager’s general policies.

The Investment Manager maintains standing instructions at ISS to vote in favor of management proposals at annual shareholder meetings for issuers located in the United States, Canada and well-developed Pacific Basin and European countries. The standing instructions are subject to review by the Proxy Voting Committee and the Global Events department. The Investment Manager does not maintain standing instructions for proxy votes to be cast at extraordinary or special shareholder meetings.

The Investment Manager has a general policy of voting in favor of management proposals on the following ballot items:

(a)        re-election of directors that have satisfied their fiduciary duties;

(b)        amendments to employee benefit plans;

(c)        approval of independent auditors;

(d)        directors’ and auditors’ compensation;

(e)        directors’ and officers’ indemnification;

(f)        financial statements and allocation of income;

(g)        dividend payouts;

(h)        authorization of share repurchase programs; and

(i)        elimination of cumulative voting.

In addition, the Investment Manager generally votes in favor of the following ballot items, which are often proposed by shareholders:

(a)        requiring auditors to attend the corporation’s annual shareholders’ meeting;

(b)        establishing an annual election of the board of directors;

(c)        establishing audit, nominating or compensation committees;

(d)        requiring shareholder approval of amendments to the bylaws and corporate articles;

(e)        requiring a shareholder vote on the creation of shareholder rights plans (i.e., “poison pill” plans) and calling for the repeal of antitakeover measures; and

(f)        requiring reasonable expansion of financial or compensation-related reporting.

The following are considered “nonroutine” ballot measures, for which portfolio managers have responsibility for advising the Global Events department on how proxy votes should be cast:

(a)        changes to the issuer’s capitalization due to the addition or elimination of classes of stock and voting rights;

(b)        changes to the issuer’s capitalization due to stock splits and stock dividends;

(c)        the elimination of preemptive rights for share issuance;

(d)        the creation of, or changes to, antitakeover measures, including shareholder rights plans;

(e)        stock option plans and other stock-based employee compensation or incentive plans;

(f)        the addition, deletion or changes to super-majority voting requirements;

(g)        mergers or acquisitions;

(h)        the establishment or alteration of classified boards of directors; and

(i)        change-in-control provisions in management compensation plans.

Portfolio managers are responsible for identifying situations in which there may be a material conflict of interest between the Investment Manager or its affiliates and the Fund and for raising such matters with the Proxy Voting Committee before issuing voting instructions. The Proxy Voting Committee will review the matter. If the Proxy Voting Committee determines that a material conflict of interest exists, the Investment Manager will disclose the conflict to the Fund and obtain written consent from the Fund prior to voting unless (i) the matter is a routine, noncontroversial matter; (ii) the matter is one for which a general voting policy exists and the instructions regarding the vote will be consistent with that policy; or (iii) the instructions regarding the vote are contrary to the interest of the party giving rise to the conflict of interest.

The Investment Manager has an obligation to notify the Fund of any material change in its proxy voting policies and procedures.

Information regarding how the Fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2009, is available on the Fund’s website at http://www.greaterchinafund.com and on the SEC’s website at http://www.sec.gov.

Other

The Articles of Incorporation and Bylaws of the Fund provide that the Fund shall indemnify directors and officers and may indemnify employees or agents of the Fund against liabilities and expenses incurred in connection with litigation in which they may be involved because of their positions with the Fund to the fullest extent permitted by law. In addition, the Fund’s Articles of Incorporation provide that the Fund’s directors and officers shall not be liable to shareholders for money damages, except in limited instances. However, nothing in the Articles of Incorporation or the Bylaws of the Fund protects or indemnifies a director, officer, employee or agent against any liability to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office. No insurance obtained by the Fund shall protect or purport to protect officers or directors, the investment adviser or co-advisers or any principal underwriter of the Fund against any liability to the Fund or its shareholders to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of their obligations and duties.

The Board of Directors is divided into three classes. At each annual meeting of shareholders, the term of one class expires and directors are elected to serve in that class for terms of three years. See “Description of Common Stock—Certain Antitakeover Provisions in the Fund’s Articles of Incorporation and Bylaws and under Maryland Law.”

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

To the best of the Fund’s knowledge, as of February 19, 2010, no persons have beneficial ownership of more than 5% of the outstanding Common Stock:

Name and Address of Beneficial Owner	Amount of Beneficial Ownership	Percentage of Outstanding Class

As of [    ], all the directors and officers of the Fund, as a group, own [            ] shares of Common Stock, which amount represents less than 1% of the Common Stock outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

Investment Manager

Baring Asset Management (Asia) Limited, the Fund’s Investment Manager, is a Hong Kong corporation that was incorporated in 1985 to advise institutional clients with respect to investments in Asia. BAMA is an indirect wholly owned subsidiary of Baring Asset Management Limited (“BAM”). Effective March 31, 2005, Massachusetts Mutual Life Insurance Company (“MassMutual”) acquired BAM and its subsidiaries from ING Groep N.V. The basis of the current ownership of BAMA by MassMutual is as follows: BAMA is a wholly owned direct subsidiary of Baring Asset Management (Asia) Holdings Limited, which in turn is a wholly owned direct subsidiary of Baring Asset Management UK Holdings Limited. Baring Asset Management UK Holdings Limited is a wholly owned direct subsidiary of Baring International Investment Management Limited. Baring International Investment Management Limited is a wholly owned direct subsidiary of Baring International Investment Management Holdings Limited, a wholly owned direct subsidiary of BAM. BAM is a wholly owned direct subsidiary of MassMutual Holdings (Bermuda) Limited, which in turn is a wholly owned direct subsidiary of MassMutual Holding LLC. MassMutual Holding LLC is a wholly owned direct subsidiary of MassMutual.

BAM is a leading international investment manager and, through its subsidiaries, had approximately $[            ] billion in assets under management for mutual funds, pension funds, corporations, government agencies, charitable organizations, investment companies, private individuals and others as of December 31, 2008. BAM had approximately a total of $33 billion $6.9 billion invested in Asian securities markets (excluding Japan) as of December 31, 2008.

Subject to the supervision and direction of the Fund’s Board of Directors and pursuant to a management agreement (the “Management Agreement”), the Investment Manager manages the Fund’s investments, in accordance with the Fund’s investment objectives, policies and restrictions and makes investment decisions and exercises voting rights on behalf of the Fund, including the selection of, and placing of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The

Fund pays the Investment Manager a monthly fee at the annual rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.0% of such net assets in excess of $250 million. The fees payable to the Investment Manager are higher than those paid to the managers of U.S. investment companies investing exclusively in securities of U.S. issuers, primarily because of the additional time and expense required in connection with investing in equity securities of China companies. Investing in equity securities of China companies entails additional time and expense because available public information concerning such securities is limited in comparison to, and is not as comprehensive as, that available for U.S. equity securities. The Investment Manager received fees equal to $6,214,652 for the year ended December 31, 2007, $3,641,055 for the year ended December 31, 2008 and $[            ] for the year ended December 31, 2009.

Certain officers of the Fund are also directors or officers of the Investment Manager or affiliates of the Investment Manager as indicated under “—Directors and Officers” above. The Investment Manager’s offices are located at Edinburgh Tower, 19th Floor, 15 Queen’s Road Central, Hong Kong.

Administrator

The Administrator of the Fund is Prudential Investments LLC, a New York limited liability company. The Administrator’s principal offices are located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102.

Under an administration agreement with the Fund (the “Administration Agreement”), the Administrator agrees to perform or arrange for the performance of the following services for the Fund: payment of the Fund’s expenses; maintenance of the books and records of the Fund; review of the Fund’s federal, state, local and other income tax returns; assistance in monitoring and developing compliance procedures for the Fund; responding to, or referring, inquiries from Fund shareholders; calculation of the net asset value of the Common Stock; review of implementation of any stock purchase or dividend reinvestment programs; oversight of the performance of administrative and professional services rendered to the Fund by others, including the Fund’s custodian and transfer agent, dividend paying agent and registrar, as well as accounting, auditing and other services; acting as liaison between the Fund and its various service providers; providing the Fund with corporate secretarial services and supplies; coordination of the preparation of the Fund’s reports to shareholders and the SEC; and general assistance to the Fund’s service providers needed to carry on properly the business and operations of the Fund. For these services, the Administrator receives a monthly fee at an annual rate of [0.20%] of the Fund’s average weekly net assets. The Administrator received fees equal to $1,117,930 for the year ended December 31, 2007, $611,739 for the year ended December 31, 2008 and $[            ] for the year ended December 31, 2009.

Management and Administration Agreements

The Management Agreement and the Administration Agreement (the “Agreements”) set forth the services to be provided by and the fees to be paid to each party, as described above. Neither the Investment Manager nor the Administrator shall be liable for any loss suffered by the Fund in connection with the matters to which the respective Agreement relates or, in the case of the Investment Manager, for any error of judgment or mistake of law, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager or Administrator, as the case may be, in the performance of, or from reckless disregard by it of, its obligations and duties under, such Agreement or, in the case of the Investment Manager, a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act). The Fund has agreed to indemnify the Investment Manager and its directors, officers and controlling persons against reasonable legal expenses incurred in the successful defense against any claim arising out of or based upon the performance of the Management Agreement.

The Agreements provide that the Investment Manager and the Administrator will bear all expenses of their employees and overhead incurred by them in connection with their duties under such Agreements. The Investment Manager and the Administrator further agree to pay all salaries and fees of the Fund’s directors and officers who are interested persons (as such term is defined in the 1940 Act) of such party. The Fund will bear all of its own expenses, including expenses of organizing the Fund; fees of the Fund’s directors who are not interested persons (as such term is defined in the 1940 Act) of any other party to the Agreements; out-of-pocket travel expenses for all directors and other expenses incurred by the Fund in connection with directors’ meetings; interest expense; taxes and governmental fees; brokerage commissions and other expenses incurred in acquiring or disposing of the Fund’s portfolio securities; expenses of preparing stock certificates; expenses in connection with the issuance, offering, distribution, sale or underwriting of securities issued by the Fund; expenses of registering and qualifying the Fund’s shares for sale with the SEC and in various states and foreign jurisdictions; auditing, accounting, insurance and legal costs; custodian, dividend disbursing and transfer agent expenses; expenses of obtaining and maintaining stock exchange listings of the Fund’s shares; and the expenses of shareholders’ meetings and preparing and distributing proxies and reports to shareholders.

The services of the Investment Manager and the Administrator are not deemed to be exclusive, and nothing in the Agreements will prevent either of them or their affiliates from providing similar services to other investment companies and other clients (whether or not their investment objectives and policies are similar to those of the Fund) or from engaging in other activities. If other clients of the Investment Manager desire to purchase or sell a security at the same time the security is purchased for or sold by the Fund, purchases and sales will be allocated among such clients and the Fund in a manner believed by the Investment Manager to be equitable to such clients and the Fund.

The Administration Agreement will continue in effect until March 31, 2010 and if not sooner terminate shall continue in effect for successive periods of twelve months thereafter, and the Management Agreement will continue in effect until June 30, 2010. If not sooner terminated, both Agreements will continue in effect for successive periods of 12 months thereafter, provided that such continuance is specifically approved annually by (i) the vote of a majority of the Fund’s Board of Directors who are not parties to such Agreement or interested persons (as such term is defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval and (ii) either (a) the vote of a majority of the outstanding voting securities of the Fund, or (b) the vote of a majority of the Fund’s Board of Directors. Each of the Agreements may be terminated at any time by the Fund, without penalty, upon the vote of a majority of the Fund’s Board of Directors or a majority of the outstanding voting securities of the Fund on 60 days’ written notice. Each of the Agreements will terminate automatically as to any party in the event of its assignment (as such term is defined in the 1940 Act) by that party. In addition, the Investment Manager may terminate the Management Agreement on 90 days’ written notice, and the Administrator may terminate the Administration Agreement on 120 days’ written notice.

The Board considered several factors in connection with its approval of extending the Fund’s existing Management Agreement. The Board reviewed the nature, extent and quality of the management services provided by the Investment Manager and in connection therewith received a report from the Investment Manager detailing the scope of the Investment Manager’s operations, the breadth and depth of its management, investment and research personnel and the various support and administrative services that the Investment Manager provides to the Fund. The Investment Manager has acted as the Fund’s investment manager since 1992, which has afforded the Board significant and continuing opportunity to evaluate the services provided to the Fund by the Investment Manager. Based on its experience and familiarity with the Investment Manager and the foregoing review and analysis, the Board concluded that the Investment Manager provides high quality investment management services to the Fund.

The Board also considered the investment performance of the Fund and in connection therewith reviewed, among other items, a report that included a comparison of the Fund’s net asset value return over a one year, a three year and a five year period (in each case ending April 30, 2009) against the returns realized over comparable periods by four other United States listed, closed-end China region equity funds. The Fund was second of five over one year and first of five over three years and five years. The Board also reviewed the performance of the Fund’s net asset value and market price return between June 30, 2000 and March 31, 2009 against a benchmark index, the MSCI Zhong Hua (Free) Index. The Fund outperformed the MSCI Zhong Hua (Free) Index in both net asset value return and market price return over that period. Between June 30, 2000 and April 30, 2009 the Fund had a 164.84% net asset value return and a 260.36% market price return, while the MSCI Zhong Hua (Free) Index had a 57.79% return over the same period.

The Board also evaluated the management fees payable to the Investment Manager and the benefits realized by the Investment Manager from its management arrangements with the Fund. Specifically, the Board reviewed a detailed report prepared by the Investment Manager on the costs to the Investment Manager of providing management and other services to the Fund (for the purposes thereof management staff costs were allocated directly to the Fund and support, compliance and overhead costs were allocated among managed accounts on a percentage of assets basis) and the profit margin earned by the Investment Manager thereon. The Board found such profit margin to be reasonable for the services provided. The Board also reviewed the management fees payable by other China region funds listed on the New York Stock Exchange (which averaged 1.05% for the 2008 fiscal year) and by other comparable accounts managed by the Investment Manager and its affiliates (the Investment Manager reported that two emerging market retail funds managed by it, including one China region fund, had fee rates of 1.25% and 1.50% of net assets, respectively). Finally, the Board considered (i) the fact that the Investment Manager benefits from its management agreement with the Fund through its receipt, pursuant to commission sharing arrangements, of research and other services from brokers who execute trades for the Fund and other accounts managed by the Investment Manager and (ii) the more extensive regulatory and compliance requirements that the Investment Manager is subject to in connection with a United States listed managed account like the Fund in comparison to its non-U.S. managed accounts and the costs that result therefrom.

Based upon these inputs, the Board determined that management fees at a rate of 1.25% of the Fund’s average weekly net assets up to $250 million and 1.00% of such net assets in excess of $250 million were reasonable for the management services the Investment Manager provides to the Fund based upon the current size of the Fund.

PORTFOLIO MANAGER

Henry Chan and Agnes Deng are the Fund’s portfolio managers, the persons associated with the Investment Manager who are primarily responsible for the day-to-day management of the Fund’s portfolio.

In addition to the Fund, Mr. Chan was also responsible for the day-to-day management of the portfolio of the following accounts as of December 31, 2008:

Type of Account (Number of Accounts)	Number of Accounts with Performance Fee	Assets Under Management ($US Mil)	Assets Under Management with Performance Fee($US Mil)

Registered Investment Companies (1)	1	$203.5	—

Other Pooled Investment Vehicles (7)	7	$651	$7.9

Other Accounts (6)	6	$1,344.4	$216.3

In addition to the Fund, Ms. Deng was also responsible for the day-to-day management of the portfolio of the following accounts as of May 2009.

Type of Account (Number of Accounts)	Number of Accounts with Performance Fee	Assets Under Management ($US Mil)	Assets Under Management with Performance Fee($US Mil)

Registered Investment Companies (0)	—	—	—

Other Pooled Investment Vehicles (5)	—	$3,131.6	—

Other Accounts (1)	—	$14.9	—

As of December 31, 2009, Ms. Deng did not beneficially own any equity securities in the Fund. As of December 1, 2009, Mr. Chan owned 1,300 shares of the Fund. Portfolio Managers are compensated via his/her annual salary plus potential for a performance bonus if the majority of the funds managed by the Portfolio Managers and his/her team achieved their excess returns objectives. The benchmark utilized to assess the investment performance of the Fund’s managers is the MSCI Zhong Hua. The period taken into consideration is a combination of 1 year (for one third) and 3 years (for two thirds).

There are no material conflicts which arise between the management of The Greater China Fund, Inc. versus other funds managed by the portfolio manager.

NET ASSET VALUE

Net asset value per share of Common Stock is determined (a) at least weekly, (b) on the last business day of each month and (c) at such other times as the Fund’s Board of Directors may determine in each case by dividing the value of the net assets of the Fund (the value of its total assets less its liabilities) by the total number of shares of Common Stock outstanding. In valuing the Fund’s assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. All securities for which market quotations are readily available are valued at the last sale price on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Short-term debt securities having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from the date of purchase was greater than 60 days, unless the Fund’s Board of Directors determines that such value does not represent the fair value of such securities. Securities and assets for which market quotations are not readily available (including investments that are subject to limitations as to their sale) are valued at fair value as determined in good faith by or under the direction of the Board of Directors.

DESCRIPTION OF COMMON STOCK

The Fund is authorized to issue 100,000,000 shares of Common Stock, $0.001 par value per share. The Fund’s shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares outstanding are, and the shares issued pursuant to this Offer when issued will be, fully paid and nonassessable. Shareholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Directors. The foregoing description and the description under “Certain Anti-takeover Provisions in the Fund’s Charter and Bylaws and under Maryland Law” are subject to the provisions contained in the Fund’s organizational documents (i.e., the Fund’s charter and bylaws).

Set forth below is information with respect to the Common Stock as of February 19, 2010.

Amount Authorized	Amount Held by Fund for its Account	Amount Outstanding Exclusive of Shares Held by Fund for its Own Account

100,000,000 shares	0 shares	22,765,664.90 shares

Certain Anti-takeover Provisions in the Fund’s Charter and Bylaws and Under Maryland Law

The Fund has provisions in its organizational documents that are intended to limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions, (iii) the ability of the Fund’s directors or shareholders to amend the Fund’s organizational documents, (iv) the ability of the Fund’s shareholders to change the composition of the Board of Directors, or (v) conversion of the Fund to an open-end investment company. These provisions of the Fund’s organizational documents may be regarded as “anti-takeover” provisions. Commencing with the first annual meeting of shareholders, the Board of Directors was divided into three classes. Such a system of electing directors is intended to have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund’s shareholders to change the majority of directors.

Under the Fund’s Charter, with the exception of certain enumerated transactions described herein, any other action shall be valid and effective if authorized by the affirmative vote of the holders of a majority of the total number of shares of all classes outstanding and entitled to vote thereon. An affirmative vote of 75% of the outstanding Common Stock (unless a majority of Continuing Directors, as defined in the Fund’s Charter, approved the transaction) is required under the Fund’s Charter for any of the following transactions involving a corporation, person or entity that is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding Common Stock or to amend the provisions of the Fund’s Charter relating to such transactions:

(i)        merger, consolidation or statutory share exchange;

(ii)       issuance of any of our securities for cash;

(iii)      sale, lease or exchange of more than $1 million in aggregate market value of our assets to another entity; or

(iv)      sale, lease or exchange to us for our securities of more than $1 million in aggregate market value in assets of another entity.

Furthermore, the Fund’s charter also requires the affirmative vote of 75% of the outstanding Common Stock (unless a majority of Continuing Directors approved the transaction) to either liquidate or dissolve the Fund or to convert the Fund to an open-end investment company (including amendments to the Fund’s Charter to make the Common Stock a “redeemable security” as defined under the 1940 Act). Any proposed amendment to the Fund’s Charter intended to repeal or adopt an inconsistent provision to any of the provisions that require a 75% supermajority vote must itself be authorized by not less than 75% of the aggregate votes entitled to be cast at a shareholders’ meeting or in writing without a meeting. These supermajority requirements are higher than that required by federal or state law. For the full text of these provisions, reference is made to the charter and bylaws of the Fund on file with the SEC.

The provisions of the Fund’s organizational documents described above could have the effect of depriving the owners of the Common Stock of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. The Board of Directors has considered the foregoing antitakeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

In addition to the foregoing provisions in the Fund’s organizational documents, the following elective statutory provisions relating to extraordinary actions and unsolicited takeovers are provided under Maryland law. To date, the Fund has not elected to be bound by such provisions, but the Fund may do so to the extent they would not be contrary to the Investment Company Act if the Board of Directors adopts resolutions to opt-in to such provisions. Such elections could have the effect of discouraging offers to acquire the Fund and of increasing the difficulty of consummating any such offer.

Business Combinations. If the Fund makes the relevant statutory election, the Fund will be subject to certain restrictions concerning certain “business combinations” (including mergers, consolidations, share exchanges or, in certain circumstances, asset transfers or issuances or reclassifications of equity securities) between the Fund and an “interested stockholder.” Interested stockholders are persons that (i) beneficially own 10% or more of the voting power of the Common Stock or (ii) are affiliates or associates of the Fund who, at any time within the two-year period prior to the date in question, were the beneficial owners of 10% or more of the voting power of the Common Stock. Such business combinations will be prohibited for five years after the most recent date on which the interested stockholder became an interested stockholder. Thereafter, any such business combination must be recommended by the Board of Directors of the Fund and approved by the affirmative vote of at least (i) 80% of the votes entitled to be cast by holders of the Fund’s outstanding voting shares and (ii) two-thirds of the votes entitled to be cast by holders of the Fund’s outstanding voting shares other than shares held by the interested stockholder or an affiliate or associate of the interested stockholder with whom the business combination is to be effected, unless, among other things, the Fund’s shareholders receive a minimum price for their shares and the consideration is received in cash or in the same form as previously paid by the interested stockholder for its shares. These provisions of Maryland law do not apply, however, to business combinations that are approved or exempted by the Board of Directors of the Fund prior to the time that the interested stockholder becomes an interested stockholder.

Control Share Acquisitions. Companies may also elect to be bound by a Maryland statutory provision that provides that, with certain exceptions, “control shares” of the Common Stock acquired in a “control share acquisition” (defined below) have no voting rights except to the extent approved by the affirmative vote of two-thirds of all the votes entitled to be cast on the matter, excluding shares of the Common Stock owned by the acquiring person or by officers or directors who are employees of the company. “Control shares” are shares of voting stock that, if aggregated with all other such shares previously acquired by such a person, would entitle the acquiring person to exercise voting power in electing directors within one of the following ranges of voting power:

(i)        10% or more but less than one-third; (ii) one-third or more but less than a majority; or (iii) a majority or more of all voting power. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained shareholder approval. A “control share acquisition” means, subject to certain exceptions, the acquisition of, ownership of or the power to direct the exercise of voting power with respect to control shares. If we were to elect to be bound by this statutory provision, such action would be contrary to Section 18(i) of the Investment Company Act.

Other Provisions. A Maryland corporation that has three directors who are not employees of the corporation or related to an acquiring person and that is subject to the reporting requirements of the Securities Exchange Act of 1934 may elect in its charter or bylaws or by resolution of its board of directors to be subject to all or part of a special subtitle that provides that:

(i)        the corporation may have a staggered board of directors;

(ii)       any director may be removed only for cause and by the vote of two-thirds of the votes entitled to be cast in the election of directors generally, even if a lesser proportion is provided in the charter or bylaws;

(iii)      the number of directors may only be set by the board of directors, even if the procedure is contrary to the charter;

(iv)      vacancies may only be filled by the remaining directors, even if the procedure is contrary to the charter or bylaws; and

(v)       the secretary of the corporation may call a special meeting of stockholders at the request of stockholders only upon the written request of the stockholders entitled to cast at least a majority of all the votes entitled to be cast at the meeting, even if the procedure is contrary to the charter or bylaws.

If we were to elect to be bound by certain provisions described above, such action would be contrary to certain provisions of Section 16(a) of the Investment Company Act.

Articles supplementary must be filed with the Maryland State Department of Assessments and Taxation if the Fund elects to be subject to any or all of these provisions. Shareholder approval is not required for the filing of articles supplementary. To date, the Fund has not elected to be governed by these specific provisions. However, the Fund’s Charter and Bylaws already contain some of these provisions independent of these elections. For instance, the Charter requires a 75% vote to remove directors (and then only for cause). The Fund also has a staggered board. The Fund may elect to be governed by these provisions at any time in the future.

CERTAIN INFORMATION CONCERNING CHINA, HONG KONG AND TAIWAN

The following information is based on material obtained by the Fund from various governmental and other sources that is believed to be accurate but all of which has not been independently verified by the Fund or the Investment Manager. Many of the indicated numbers, including percentage information, is, whether or not so specified, estimated or approximate. The information provided is not intended to be a complete description of the subject matter covered.

China

With a population of approximately 1.3 billion at the end of 2008, China is the world’s most populous country. It is the world’s third largest nation in terms of land area, next only to Russia and Canada, with approximately 3.7 million square miles; it shares borders with 14 nations, including Russia, India, North Korea and Vietnam; its vast and diverse terrain includes the Himalayan Mountains, the Gobi Desert as well as tropical areas in the south. Politically, below the central government, China is divided into 22 provinces (China considers Taiwan to be its 23rd province), five autonomous regions, four municipalities under the direct control of the central government and two special administrative regions (Hong Kong and Macau). Below the provincial governments, there are over 2,800 municipal and county governments and numerous townships.

History and Politics

China has one of the world’s oldest civilizations, first unified as a nation in 221 B.C. In the last century, China’s political system moved from its first republic (1911-1949) to a one-party communist state after a civil war that ended in 1949 with the victory of the Communist revolutionaries led by Mao Zedong. Under Mao’s rule, the CCP established China’s present governmental structure under which all aspects of the Chinese economy were centrally planned and implemented by the party. After Mao’s death in 1976, China’s economic system began a process of reformation under the leadership of Deng Xiaoping marked by a trend as described below toward a market economy, private ownership and an easing of restrictions on foreign investment.

Government

China is officially designated as a “people’s republic,” described by the Chinese government as a dictatorship of the working classes. It has a one-party political system controlled by the CCP. The highest ranking legislative body in the state hierarchy is the National People’s Congress (“NPC”), composed of approximately 3,000 members indirectly elected every five years from provincial people’s congresses and the People’s Liberation Army. The NPC, which meets once a year for two or three weeks, is empowered to amend the Chinese constitution, enact and amend laws and examine and approve national economic and social plans. Historically, however, the NPC has been viewed as less of a law-making body than as an organization structured solely to enact CCP policies. When the NPC is not in session, its powers are vested in a Standing Committee, which currently has 176 members. The Standing Committee meets regularly through the year and exercises legislative functions conferred by the Chinese constitution. The highest organ of state administration is the State Council, whose members are appointed by the NPC. The President nominates the Premier, and the Premier nominates other members of the State Council. The Central Military Commission, whose members are also appointed by the NPC (with the exception of the chairman, who is elected by the NPC), directs China’s armed forces.

The CCP structure parallels the governmental structure, and often, the two systems overlap, with little distinction between government and party positions. The CCP is governed by the National Party Congress, which meets every five years in plenary sessions, and by a Central Committee, composed of approximately 200 members elected every five years by the National Party Congress. The Central Committee normally convenes once a year. When not in session, a Political Bureau, or “Politburo,” is vested with the Central Committee’s power. The power of the Politburo, which currently consists of 24 members, is further centralized in the Politburo Standing Committee. This Standing Committee is seen as the real focus of power in China, as it sets CCP policy and controls all administrative, legal and executive appointments. The Politburo Standing Committee currently consists of nine members, including Hu Jintao, who holds the positions of President, General Secretary of the CCP and Chairman of the Central Military Commission, and Wen Jiabao, the Premier of the State Council.

Economy

China’s economy is centrally planned by the government through the use of a series of economic and social development plans that set overall targets for different sectors of the economy. China is now in its Eleventh Five-Year Plan (2006-2010), which establishes official economic targets through the year 2005. Since market-oriented reforms were initiated under Deng, China’s economy has been in the process of transforming from a rural agricultural economy into a modern manufacturing nation and from a centrally planned economy into a market-oriented economy. During the period from 2004 to 2008, the annual growth rate of China’s gross domestic product (“GDP”) averaged approximately 10.8%. In the past five years, China’s GDP has increased at the respective rates of approximately 9.1% in 2004, approximately 10.2% in 2005, approximately 10.7% in 2006, approximately 11.9% in 2007 and approximately 9.0% in 2008. The Chinese government has attributed the growth in China’s GDP to various reforms, including those designed to remove price controls, reduce government subsidies, separate government from business management and commercial activities, encourage private and foreign investment, diversify ownership in the public sector of the economy, liberalize foreign trade, ease capital transfers, strengthen the financial system, improve the social welfare system and rationalize the tax system. The current Five-Year Plan recognizes that the market mechanism is playing an increasing role in the distribution of resources and sets a goal of doubling GDP by 2010 (over that of 2000).

The following table sets forth selected annual data relating to China’s economy for the periods indicated.

	2003	2004	2005	2006	2007	2008
GDP (in billions of RMB)(1)	13,582.3	15,987.8	18,321.7	21,119.2	24,952.9	30,067.0
Population (in millions)	1,284.5	1,292.3	1,307.6	1,314.5	1,321.5	1,328.0
Per capital GDP (in RMB)	10,542.0	12,336.0	14,053.00	16,165.0	18,394.0	22,641.1
Exports (in billions of US$)	438.2	593.3	762.0	968.9	1,217.8	1,431.0
Imports (in billions of US$)	412.8	561.2	660.0	791.5	955.9	1,132.6
Foreign exchange reserves (in billions of US$) (year-end)(1)	403.3	609.9	818.9	1,066.3	1,528.2	1,946.0
Total industrial gross output value (in billions of RMB)(1)	14,227.1	20,172.2	25,161.9	31,658.9	40,517.7	50,744.8
Total agricultural gross output value (in billions of RMB)(1)	2,969.2	3,624.0	3,945.1	4,0810.1	4,889.3	58,002.2
Rate of inflation	(0.8)%	1.2%	4.10%	1.8%	1.5%	4.8%

(1)	Calculated at current prices.

Source: China Statistical Yearbook of 2009

The Chinese government classifies the country’s economy into three major sectors. The primary sector includes farming, animal husbandry, fishery, forestry and related businesses. In 2008, it constituted approximately 11.3% of China’s total GDP and its growth rate was 20.6% over the previous year. The GDP of the primary sector increased from RMB1,709.2 billion in 2003 to RMB3,400.0 billion in 2008, but its share in China’s total GDP decreased from approximately 14.6% to approximately 11.3% over the same period. This decline was due to relatively rapid growth in the country’s secondary and tertiary sectors as well as a decrease in farmland as a result of growing urbanization.

The secondary sector is composed of industry, including mining, manufacturing, energy production and supply and construction. In 2008, the secondary sector constituted approximately 48.6% of China’s total GDP and its growth rate was 20.6% over the previous year. The secondary sector’s GDP increased from RMB6,127.4 billion in 2003 to RMB14,618.3 billion in 2008, and its share in China’s total GDP decreased from approximately 52.2% to approximately 46.6% over the same period.

The tertiary sector is composed of services as well as other segments of the economy that are not included in either the primary or secondary sector, such as transportation, postal and telecommunications services, retail sales, real estate, financial services, insurance, education, tourism and entertainment. In 2008, the tertiary sector accounted for approximately 40.1% of China’s total GDP, growing 19.7% over the previous year. GDP for the tertiary sector increased from RMB3,888.6 billion in 2003 to RMB12,048.7 billion in 2008, and its share in China’s total GDP increased from approximately 33.2% to approximately 40.1% over the same period. The following table presents the amounts contributed to China’s GDP by major sectors of China’s economy on an annual basis for the periods indicated.

	2003	2004	2005	2006	2007	2008	Percentage of 2008 GDP
	(In billions of RMB, except for percentages)
Primary sector(1)	1,709.2	2,141.2	2,242.0	2,404.0	2,819.7	3,400.0	11.3%
Secondary sector
Industry(2)	5,309.3	6,521.0	7,723.1	9,131.1	10,729.7	12,911.2	42.9%
Construction	818.1	869.4	1,013.4	1,185.1	1,397.4	1,707.1	5.7%
Subtotal	6,127.4	7,390.4	8,736.5	10,316.2	12,127.1	14,618.3	48.6%
Tertiary sector(3)	3,888.6	6,456.1	7,343.3	8,472.1	10,061.1	12,048.7	40.1%

Total	11,660.3	15,987.8	18,321.7	21,192.4	24,952.9	30,067.0	100.0%

(1)	Includes farming, animal husbandry, fishery and forestry.
(2)	Includes mining, manufacturing and energy production and supply.
(3)	Includes all other segments of the economy, including transportation, posts and telecommunications, retail sales, real estate, financial services, insurance, education, tourism, entertainment and other services.

Source: China Statistical Yearbook of 2009, the National Bureau of Statistics of China.

Until recently, China’s economy was dominated by state-owned enterprises (“SOEs”). Increasingly, China’s economy is being transformed, in accordance with the government’s economic plans, from a state-controlled system to a system of private ownership. With more than half of China’s SOEs reporting losses by the late 1990s, a major economic challenge for China has been to reform inefficient SOEs without creating an unacceptable level of unemployment. The government’s approach has been to close or merge some SOEs, reduce government ownership by selling shares on domestic and international stock markets, and allowing SOEs to shed redundant labor. The number of the largest SOEs (revenue over RMB5 million) dropped from 78,646 in 2001 to 29,985 in 2007; and the profits of the largest SOEs increased from approximately RMB179.9 billion in 2004 to an estimated RMB357.3 billion in 2007. The massive lay-offs that occurred between 1998 and 2004 (more than 30 million employees) have subsided, but unemployment remains a problem. The official unemployment rate stood at 9.2% at year-end 2007. China has been trying to establish a national “social public pension fund” and to reform its social security system to compensate for the loss of SOEs, which historically have provided not only employment, but social benefits as well. China has also attempted to establish a health insurance system. Progress in education has been more successful; a system to provide free tuition for all children in compulsory education was extended nationally in 2007. Another problem that has faced China is the widening income gap between urban and rural residents, as well as between the wealthier coastal provinces and the interior.

According to official statistics, China had an urban work force of 302.1 million people at the end of 2008. With the SOE reforms and the migration of farmers into urban areas, urban unemployment has been rising. The registered urban unemployment rate in China decreased from 4.3% in 2003 to 4.2% in

2008. Further reforms of SOEs are expected to result in more unemployed and “idled” workers (those who keep their employee status but receive reduced compensation). At the end of 2008, there were approximately 8.86 million registered unemployed people in urban areas. The following table presents official information related to unemployed persons in the urban workforce in China for the periods indicated.

	at December 31,
	2003	2004	2005	2006	2007	2008
Total number of unemployed in urban workforce (in thousands)	8,000.0	8,270.0	8,390.0	8,470.0	8,300.0	8,860.0

Registered urban unemployment rate	4.3%	4.2%	4.2%	4.1%	4.0%	4.2%

Source: China Statistical Yearbook of 2008, the National Bureau of Statistics in China.

The official statistics are viewed as an understatement of the problem, however. The Chinese government calculates its urban unemployment rate based on the percentage of the urban work force that registers with local employment agencies as being unemployed. The government currently does not collect statistical data relating to rural unemployment or persons residing in, but not registered as residents of, urban areas. China is combating the effects of unemployment through the establishment of “re-employment” service centers offering job training and job opportunity information, through the expansion of unemployment insurance and through the creation of a national welfare scheme for urban residents.

The consumer price index rose every year between 2003 and 2008 by an average of 3.18%. The following table presents the annual rate of inflation in China (based on changes in consumer prices) for the periods indicated.

	2003	2004	2005	2006	2007	2008
Change in consumer prices	1.2%	3.9%	1.8%	1.5%	4.8%	5.9%

Source: China Statistical Yearbooks of 2009, the National Bureau of Statistics of China.

Since adopting its first joint venture law in 1979, China has created a broad legal framework for the conduct and regulation of foreign investment, including investment from Hong Kong, Macau and Taiwan. Foreign investment in China can take a number of forms, including equity joint ventures, cooperative joint ventures and wholly foreign-owned enterprises. Such entities are commonly known as “foreign-invested enterprises.” In an equity joint venture, the Chinese and foreign partners share profits and losses in proportion to their respective equity interests. In a cooperative joint venture, profits and losses may be distributed and shared in whatever fashion the joint venture partners agree on. A wholly foreign-owned enterprise is owned solely by one or more foreign investors.

Foreign direct investment in China grew from 2003 until 2008. Manufacturing in China has been rapidly moving into private hands, particularly in the five Special Economic Zones where tax incentives, among other factors, have encouraged investment by both local and foreign investors. During 2002, foreign direct investment rose by 12.5% to US$52.7 billion, surpassing the US$50 billion threshold for the first time, and overtaking the United States to become the largest recipient of foreign investment in the world. During 2003, foreign direct investment fell to US$47.1 billion, but rose to US$54.9 billion during 2004 and US$79.1 billion in 2005. Foreign direct investment dropped slightly to US$78.1 billion and US$74.8 billion in 2006 and 2007, respectively, and rose to US$92.4 billion in 2008. In the first seven months of 2009, foreign direct investment was down 20.3% over the same period in 2008 to US$48.3 billion. Manufacturing jobs have been moving into China from other Asian nations as a result of, among other factors, China’s low wages and large pool of comparatively cheap labor.

The following table presents information regarding annual foreign direct investment in China for the periods indicated. Foreign direct investment does not include investments in Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges or investments in Chinese companies listed on the SEHK or other foreign stock exchanges. The following table also excludes international leasing, compensatory trade, processing and assembly and investments in debt securities issued by Chinese entities.

	2003	2004	2005	2006	2007	2008
	(In Millions of US$)
Actual investment(1)
Wholly foreign-owned enterprises	$ 33,384.0	$ 40,222.0	$ 42,961.0	$ 46,281.0	$ 57,264.0	$ 72,315.0
Equity joint ventures(2)	15,392.0	16,386.0	14,614.0	14,378.0	15,596.0	17,318.0
Cooperative joint ventures(2)	3,836.0	3,112.0	1,831.0	1,940.0	1,416.0	1,903.0
Others	891.0	1,080.0	918.0	422.1	492.0	851.0

Total actual investment	$53,505.0	$ 60,630.5	$ 60,325.0	$ 63,021.0	$74,768.0	$92,395.0

Contracted investment(3)	$115,070.0	$ 153,479.0	$189,065.0	$193,727.0	$[ ](4)	$[ ](4)

(1)	Reflects amounts disbursed during relevant period.
(2)	Represents amounts contributed by foreign investors.
(3)	Reflects amounts committed during relevant period.
(4)	Information not available.

Source: China Statistical Yearbooks of 2008, the National Bureau of Statistics of China.

The Chinese government believes that China’s accession to the WTO will further enhance its trade relationships with other countries and regions. In October 2003, the State Council decided to reduce most, and eliminate some, of the value-added tax rebates for exported goods in order to, among other goals, increase competition in the import and export industry. From 2003 until 2007 China’s balance of trade grew more than tenfold. The following table presents information relating to China’s foreign trade for the periods indicated.

	2003	2004	2005	2006	2007	2008
	(In Billions of US$, Except for Percentages)
Exports	$438.2	$593.3	$762.0	$968.9	$1,217.8	$1,430.7
Imports	412.8	561.2	660.0	791.5	956.0	$1,132.6

Balance of trade	$ 24.4	$ 32.1	$102.0	$177.5	$ 261.8	$298.1

Exports as percentage of imports	106.2%	105.7%	115.0%	122.4%	127.4%	126.3%
Exports as percentage of GDP	30.0%	26.9%	24.0%	29.8%	20.5%	29.9%

Source: China Statistical Yearbook of 2009, the National Bureau of Statistics of China.

Following more than ten years of negotiation, China was formally admitted to the World Trade Organization (“WTO”) on December 1, 2001, effective January 1, 2002. China’s admission to the WTO signaled the transformation of China’s semi-closed economic system, an ongoing process that requires

China to undertake a series of difficult economic reforms. While there had been longstanding efforts to reform China’s domestic economy, China’s accession to the WTO added impetus to these efforts because China has made formal commitments in connection with the WTO accession agreement. Although there have been complaints about the progress of China’s compliance with these commitments, since 2002 China has enacted or revised 1,000 laws or regulations to ensure that its legal system complies with WTO rules. Further, China has met, or in some cases exceeded, all of the market-opening requirements mandated by the WTO. In addition to the restructuring of China’s economy, membership in the WTO has provided China with access to its key export markets and has increased foreign investment.

Banking and Finance

Banking in China is controlled by the wholly state-owned People’s Bank of China (“PBC”), the central bank of China. The PBC has the same status under Chinese law as a department of the government under the direct control of the State Council. In addition to its central bank functions, which include international settlements in connection with foreign trade and non-trade transactions, international interbank deposits and remittances, the buying and selling of foreign exchange and issuing bonds and other securities in foreign currencies, the PBC enjoys considerable autonomy in management and in operating as a full-fledged commercial bank. China’s commercial banking sector has long been dominated by the “Big Four” state-owned banks — the Bank of China, the China Construction Bank, the Agricultural Bank of China and the Industrial and Commercial Bank of China — accounting for approximately 53% of total banking assets at year-end 2007. Since 2005, all four have listed their shares publicly, the most recent being the Agricultural Bank of China in January 2009.

As state-owned units, the PBC and other state-owned banks have been instrumental in the implementation of China’s planned economy, particularly through lending in furtherance of government policies. Based on data released by the China Banking Regulatory Commission (the “CBRC”), at June 30, 2003, the four state-owned commercial banks, the three policy banks and 11 joint-stock commercial banks had outstanding loan assets in the aggregate amount of RMB1,295 billion, representing approximately 82.0% of all outstanding domestic bank loans on that date. Approximately 19.6% of the outstanding loans of these 18 banks were considered non-performing loans. The non-performing loan ratio at the four state-owned commercial banks was approximately 15.57% at the end of 2004. The CRBC also noted that these figures may be misleading, as the recent rapid expansion of credit has increased the denominator in the formula for calculating the bad-loan ratio. From 1998 to 2000, China’s four major state-owned commercial banks wrote off approximately RMB117.6 billion in bad loans to SOEs. The four banks also established asset management companies to take over, restructure, and manage the bad loans of their parents, sell assets and design debt-for-equity swaps. By the end of 2002, the four asset management companies had bought assets worth RMB1.4 trillion and 578 SOEs had agreed to swap a further RMB240 billion of nonperforming loans for equity. By the end of June 2003, these asset management companies had disposed of nonperforming assets totaling RMB361.8 billion and recovered cash assets totaling RMB79.2 billion. Currently, no deposit insurance system exists to protect depositors. In anticipation of China’s entry into the WTO, the PBC directed the four state-owned commercial banks to boost capital adequacy ratios to 8% (the Bank for International Settlements standard). China’s admission to the WTO has put additional pressure on the Chinese banking sector. The Chinese banking sector was fully open to foreign competition on December 11, 2006.

The CBRC was established in April 2003 to take over the bank regulatory functions of the PBC. The regulatory reorganization is designed to tighten financial supervision and strengthen the ability of China’s banks to deal with financial risk. In addition, the government is planning to allow as many as two of the four state-owned commercial banks to launch initial public offerings of their stock both domestically and abroad, which would likely accelerate an overhaul of the banking sector.

China reported budget deficits of RMB209.0 billion (US$25.3 billion), or 1.3% of GDP, in 2004, RMB228.1 billion (US$28.3 billion), or 1.2% of GDP, in 2005, and RMB166 billion (US$21.3 billion), or .8% of GDP, in 2006. In 2007, China reported a budget surplus of RMB174 billion (US$23.9 billion), or .7% of GDP. In 2008, China reported a budget deficit of RMB111 billion (US$16.3 billion), or .4% of GDP. It has been projected that in 2009 China’s budget deficit will reach 4.0% of GDP, largely the result of a large stimulus package announced in November 2008 (RMB4 trillion (US$586 billion), equivalent to approximately 14% of China’s 2008 GDP). Actual deficit numbers may be much larger than those officially reported, however, as non-performing loans to SOEs are not reflected in the official numbers. Nevertheless, China’s external payment position is believed by observers to be sound as China boasts the world’s largest foreign exchange reserves. China’s foreign exchange reserves reached US$1968.0 billion as of December 31, 2008. The following table presents China’s official foreign exchange reserves as of the dates indicated.

	At December 31,
	2003	2004	2005	2006	2007	2008
	(In Billions of US$)
Foreign exchange	$403.3	$609.9	$818.9	$972.0	$1,528.2	$1,968.0

Source: China Statistical Yearbook of 2008.

The banking industry in China consists of policy banks, which perform most of the new policy-based lending, state-owned commercial banks, other commercial banks not directly owned by the state, rural and urban cooperatives and other deposit-taking institutions, including Chinese branches of foreign banks, foreign-invested banks and finance companies. These entities are regulated principally by the CBRC.

Non-bank financial institutions include trust and investment companies, asset management companies and financial leasing companies (all regulated by the CBRC); insurance companies (regulated by the China Insurance Regulatory Commission); and securities companies (regulated by the China Securities Regulatory Commission (the “CSRC”)).

Most assets in the Chinese financial sector are held and managed by financial institutions owned or otherwise controlled by the central or local governments. The following table presents the assets of Chinese bank and non-bank financial institutions as of the dates indicated.

	At December 31,
	2004	2005	2006	2007	2008
	(RMB trillion)
Deposit-taking banks (1)	35.19	37.47	43.95	52.60	$ 62.39
Of which:
State-owned commercial banks (2)	17.98	21.01	34.73	42.78	56.45
Rural credit cooperatives		.2750	5038	.6097	.9290
Urban credit cooperatives (3)	.1787	.2033	.1831	.1312	.0840
Foreign-invested banks	.5822	.7155	.9279	.1252	.1348
Non-bank financial institutions	.87290	1.016	1.059	.9717	1.180

(1)	Includes Agricultural Development Bank of China.
(2)	Includes Industrial and Commercial Bank of China, Agricultural Bank of China, Bank of China and China Construction Bank.

(3)	Includes urban cooperative banks.

Source: Annual Report 2009, CBRC

Since the start of economic reforms in 1978, China’s money supply has grown rapidly. This growth is attributable to, among other factors, significant growth in the Chinese economy, an increase in lending by Chinese financial institutions and inflation. More recently, this growth is attributable to China’s significant balance of payments surplus. Although the PBOC has taken various measures to reduce the money supply, these measures have not fully offset this growth in the money supply. At the end of December 2008, the broadest measure of the money supply, the M3, stood at RMB47.52 trillion and the narrowest, the M0, was approximately RMB3.42 trillion. The following table presents the volume of China’s money supply and year-on-year growth rates for the periods indicated.

	2004	Growth	2005	Growth	2006	Growth	2007	Growth	2008	Growth
	(In Billions Of RMB, Except For Percentages)
M0 (1)	2,146.8	8.7%	2,403.2	11.9%	2,707.3	12.7%	3,037.5	12.2%	3,421.9	12.7%
M1 (2)	9,597.0	13.6%	10,727.9	11.8%	12,603.5	17.5%	15,256.0	21.0%	16,621.7	8.9%
M2 (3)	25,410.7	14.7%	29,875.5	17.6%	34,560.3	15.7%	40,344.2	16.7%	47,516.7	17.8%

(1)	Currency in circulation.
(2)	M0 plus demand deposits of enterprises and institutions.
(3)	M1 plus time deposits of enterprises, deposits of self-financed funds for capital construction, household deposits and other deposits.

Source: China Statistical Yearbook of 2009, the National Bureau of Statistics of China.

On January 1, 1994, the government implemented a unitary managed floating rate foreign exchange system. Under this system, the PBOC publishes a daily base exchange rate with reference primarily to the supply and demand of renminbi against the U.S. dollar and other foreign currencies in the market during the previous day. Authorized banks and financial institutions are allowed to quote buy and sell rates for renminbi within a specified band around the PBOC’s daily exchange rate. With the adoption of the managed floating rate system, the government announced that the PBOC would attempt to balance the demand for and supply of foreign currencies in China and stabilize the renminbi exchange rate through macroeconomic measures, including prudent management of monetary policy and interest rates, while still using open market operations.

In April 1994, the government established the China Foreign Exchange Trading System (the “CFETS”) in Shanghai to provide foreign exchange trading and settlement. The CFETS is supervised and managed by the SAFE in accordance with guidelines issued by the PBOC. As part of China’s financial sector restructuring, the government consolidated the operations of the various foreign exchange markets in China. Effective as of December 1, 1998, all swap centers ceased their operations, and foreign currencies are now sold and bought only through the facilities of the CFETS. Headquartered in Shanghai, the CFETS also has operating branches in 18 cities across China. At the end of April 2008, the CFETS had 270 members, financial institutions (including their branches) authorized by the SAFE to engage in foreign exchange businesses in China.

The government regulates access to foreign exchange and the ability to remit foreign exchange abroad. Although the renminbi became fully convertible for current account items in 1996, access to foreign exchange for capital account transactions remains restricted. The government, however, has been studying proposals toward the eventual full convertibility of renminbi, including the possibility of the establishment of a renminbi trading center in Hong Kong.

The rate of exchange for the renminbi has averaged 8.3 RMB per U.S. dollar since 1995. During 2008, the exchange rate averaged 6.95 RMB per U.S. dollar. In 1986, to help solve the foreign exchange problems faced by foreign investors, China established Foreign Exchange Adjustment Centers, commonly referred to as “swap centers,” in various cities. These centers provide an official forum where foreign invested enterprises (“FIEs”) may, under the supervision and control of the State Administration of Foreign Exchange (“SAFE”), engage in mutual adjustment of their foreign exchange surpluses and shortfalls. Renminbi are not yet fully convertible, however, as only “current account” items, as described below, may be converted freely. Under the rules implemented by SAFE, Greater China, as a FIE, has to establish a “current account” and a “capital account” with a bank authorized to conduct foreign exchange business. SAFE has the authority to determine the maximum amount of foreign exchange a FIE may maintain in its current account in accordance with the paid-up capital of the FIE and its need for foreign exchange working funds. Any foreign currency income in the current account exceeding such maximum limit is required to be sold either to a bank authorized to conduct foreign exchange business or traded through a swap center. Since November 1996, FIEs have been allowed to exchange Renminbi into foreign currencies without prior approval from SAFE if such funds are in respect of “current account items.” However, prior approval from SAFE is needed if “capital account items” are to be converted into foreign currencies. “Current account items” include dividends or profits in other forms paid to foreign investors in FIEs. After the payment of applicable taxes, FIEs may distribute dividends in foreign currencies either by applying the balance in their foreign exchange accounts to such distribution in RMB or through a foreign exchange swap center. In August 2007, the SAFE approved a pilot program for direct foreign portfolio investment by domestic individuals.

Securities Markets

China’s two securities exchanges, the Shanghai Securities Exchange (“SSE”) and the Shenzhen Securities Exchange (“SZSE”) (together, the “Exchanges”), were established in 1990 and 1991, respectively. China Securities Depository and Clearing Corporation (CSDCC), established in March 2001, and under CRSC supervision, is the sole supplier of securities registration and transfer; securities depository services; securities payment, clearing, and delivery. At the end of 2006 there were 108 securities brokerage firms, 57 fund management companies, 183 futures brokerage firms, and 108 securities investment consultancy agencies. Trading on the Exchanges has been very volatile since their inception, and the Exchanges continue to be prone to wide fluctuations, although measures have been taken during the last several years to stabilize the market.

Trading on both the SSE and the SZSE was originally limited to domestic investors and conducted only in renminbi. These shares, known as “A” shares, continue to be restricted to domestic investors and qualified foreign institutional investors (“QFIIs”). In 1991, the government authorized the creation of “B” shares, a special category of shares available exclusively for investment by foreign investors. “B” shares are denominated in renminbi and traded in U.S. dollars on the SSE and in Hong Kong dollars on the SZSE. With the goal of strengthening central control of “B” shares, the State Council published regulations governing “B” shares in May 1996, which replaced the prior local rules of the SSE and the SZSE. Under these regulations, issuers of “B” shares are required to seek approval from the CSRC for offerings of up to US$30 million and from the State Council for offerings exceeding US$30 million. Since February 2001, domestic investors have also been permitted to invest in “B” shares.

To comply with China’s commitments to the WTO, the CSRC adopted measures to permit QFIIs to invest in China’s securities markets. The PBOC also issued rules to permit commercial banks to provide custodial services for securities investments by QFIIs. In addition, the SAFE promulgated rules relating to foreign exchange transactions related to domestic securities investments by QFIIs. By the end of 2008, the CSRC had approved 79 foreign financial institutions as QFIIs.

Since 1992, the government has permitted large Chinese companies (mostly SOEs) to be reorganized as joint-stock limited liability companies and to list their shares overseas. Shares listed on the SEHK are known as “H” shares, and shares listed on the NYSE are known as “N” shares. By the end of June 2009, a total of 46 Chinese companies had completed overseas share listings on the NYSE and 153 companies had completed overseas share listings on the SEHK. In addition, the CSRC adopted rules in March 2002 to permit foreign-invested enterprises in China to go public in domestic stock markets.

Although overseas offerings have attracted a substantial amount of foreign investment, the SSE and the SZSE continue to be the primary securities markets for Chinese companies. By the end of 2008, 1,625 companies were listed on the SSE and the SZSE with an aggregate market capitalization of RMB1.2 trillion. In addition, at the end of 2002, 21 investment management companies had launched 71 mutual funds (including closed-end and open-end funds) with a total net asset value of RMB250.5 billion (RMB118.6 billion in closed-end funds and RMB131.9 billion in open-end funds).

The following tables set forth the number of listed companies and the total market capitalization on the SSE and the SZSE as of the dates and for the periods indicated.

Number of Listed Companies

	At December 31,
	2003	2004	2005	2006	2007	2008	2009
SSE	780	837	547	842	860	864	—
SZSE	507	540	834	592	684	761	—

Total	1,287	1,377	1,381	1,434	1,550	1,625

Market Capitalization

	At December 31,
	2003	2004	2005	2006	2007	2008	2009
	(In Billions of RMB)
SSE	3,009.7	2,601.4	2,309.6	7,161.2	26,983.9	[ ]	—
SZSE	1,236.0	1,104.1	[ ]	[ ]	[ ]	[ ]	—

Total	4,245.7	3,705.6	3,243.0	8,940.4	32,714.1	12,136.6

Source:	World Trade Organization, 2008 Trade Policy Review; China Statistical Yearbook 2009, the National Bureau of Statistics of China; Quarterly Statistical Bulletin (Series 1) of 2003, PBOC; SSE; SZSE.

The CSRC regulates the country’s securities markets. In accordance with China’s Securities Law, the CSRC aims to develop China’s securities markets into more mature markets through emphasis on standardization of operations, enhancement of market supervision, control of excessive speculation, manipulative trading and other fraudulent practices, enhanced disclosure and stable growth. In March 2001, the CSRC put in place an inspection system to ensure compliance by domestically listed companies with laws and regulations through regular inspections by professionals designated by the securities regulator. These routine examinations seek to verify: (1) truthfulness, accuracy and completeness of disclosure, (2) independence from controlling shareholders and affiliates, (3) regularity of financial management and auditing process, (4) actual use of offering proceeds and (5) other matters instructed by the CSRC.

In addition, both Exchanges issued new listing rules in 2001 pertaining to listed companies. Under these rules, if a company reports a loss for two consecutive years or if company’s net asset value falls below par value, the Exchange on which such company is listed may subject that company to “special treatment,” including placement of the designation “ST” before the company’s name on the Exchange. In addition, China’s Company Law provides for listing suspension of companies under certain circumstances.

In April 2001, the CSRC announced that it would institute a grading system, whereby securities intermediaries that have violated the rules will be given a lower performance evaluation, which will affect their ability to obtain necessary regulatory approvals. The CSRC also announced that it was in the process of developing a set of core principles and standards of corporate governance in line with international standards. In August 2002, the CSRC for the first time closed down a brokerage firm for undisclosed “irregularities.”

China also has an active bond market. As of December 31, 2008, bonds traded on China’s stock exchanges totaled RMB 300.9 billion. The overwhelming majority of these bonds are government-issued debt (88.0% by value as of December 31, 2008); corporate bonds accounted for the remaining 12.0% as of December 31, 2008.

As of November 9, 2009, both S&P and Moody’s assigned investment-grade long-term issuer credit ratings to China. S&P’s long-term foreign-currency rating for China was A+ with a stable outlook. Moody’s corresponding rating was A1, with a positive outlook.

Hong Kong

Hong Kong, officially called the Hong Kong Special Administrative Region of the People’s Republic of China, is located contiguous to China on its southeastern coast and consists of an area on the mainland and more than 200 surrounding islands. Hong Kong has an area of approximately 420 square miles and a population estimated at 7.0 million people, the vast majority of whom are ethnic Chinese. The territory is divided into four regions, Hong Kong Island, the New Territories (less populated suburbs), Kowloon and the Outlying Islands. Hong Kong Island and Kowloon lie across Victoria Harbor from each other and are densely populated.

History and Politics

Great Britain took control of Hong Kong Island during the First Opium War in 1841, with the hope of using the island as a colony from which it could open up the markets of mainland China. In 1860, Britain extended its dominion to include Kowloon, and in 1898 Britain forced China to turn over to it the New Territories and 235 islands under a 99-year lease, which expired June 30, 1997. In 1984, Britain and China signed the Joint Declaration, which provided that sovereignty over all of Hong Kong was to be turned over to China on July 1, 1997. In this Joint Declaration, China agreed that Hong Kong would become a Special Administrative Region (“SAR”) of China and would retain its present capitalist structure for the next 50 years. With the transfer of sovereignty to China, Hong Kong is now governed under a “Basic Law,” a quasi-constitution that guarantees the SAR its own legislative, legal and judicial systems and full economic autonomy, while giving the central government in Beijing responsibility for defense and foreign affairs.

The power of interpretation of the Basic Law is vested in the Standing Committee of the NPC (“SCNPC”) of the Central Government of the PRC. Under the Basic Law, the SCNPC authorizes the Hong Kong courts to interpret on their own those provisions of the Basic Law that are within the limits of Hong Kong’s autonomy. The Hong Kong courts may also interpret other provisions of the Basic Law in adjudicating cases. However, if, in adjudicating cases, the courts need to interpret the provisions of the Basic Law concerning affairs which are the responsibility of the Central People’s Government, or concerning the relationship between the Central Authorities and Hong Kong, and if that interpretation will affect the judgments on the cases, the courts are required, before making their final judgments which are not appealable, to seek an interpretation of the relevant provisions from the SCNPC through the Hong Kong Court of Final Appeal. The SCNPC is required to consult with its Committee for the Basic Law of the Hong Kong Special Administrative Region before giving its interpretation. To date, the SCNPC has handed down interpretations on two separate aspects of the Basic Law.

The power to amend the Basic Law is vested in the NPC. However, no amendment may be made to the Basic Law that contravenes China’s established basic policies regarding Hong Kong.

Government

Until July 1, 1997, Hong Kong was a colony of the British crown, with the British monarch as head of state and an appointed governor as his or her representative. The Hong Kong Legislative Council (the “Legco”) had 60 members, 30 of whom were indirectly elected by functional constituencies (such as professionals), 20 of whom were directly elected by the people and 10 of whom were appointed by the Election Committee. The Executive Council (the “Exco”) was appointed by the governor, advising him on major policy matters including legislation to be included in the Legco.

Hong Kong is now headed by a Chief Executive, Donald Tsang Yam-kuen, who reports directly to Beijing. The Chief Executive is appointed by the central government of China after being elected by the Election Committee constituted under the Basic Law. The Election Committee is nominated mainly by corporate bodies. The term of office of the current Chief Executive will expire on June 30, 2007. The scope of the powers and functions of the Chief Executive are contained in the Basic Law. The Basic Law also provides for the existence of an Executive Council to assist the Chief Executive. The Executive Council consists of persons appointed by the Chief Executive from among the principal officials of the executive authorities of the Hong Kong government, members of the Legco and public figures.

On July 1, 1997, the Legco was dissolved and replaced by a Provisional Legislative Council (“PLC”), which had been appointed by a 400-member selection committee for the first government of the Hong Kong SAR. A new Legco, whose members were chosen in the same manner as the old Legco, has since replaced the PLC. Hong Kong voters overwhelmingly supported pro-democracy candidates in the May 24, 1998, election for the 20 directly elected members of the Legco. However, because two-thirds of the Legco was elected by the Election Committee and the functional constituencies whose election rules favor pro-business candidates, pro-democracy candidates failed to win a majority of the overall seats in the Legco, capturing only 20 of the 60 seats. Nevertheless, the Democratic Party, after having been the largest party in the pre-turnover Legco but being unrepresented in the PLC, was once again the largest party in the Legco. In the September 2008 Legco elections, the Democratic Party won 19 of the 30 seats selected by universal suffrage, up from 18 in the 2004 elections. Pro-Beijing candidates took the other 11, down from 12 in the 2004 elections. The remaining 30 seats in the Legco are elected by functional constituencies. While the Basic Law stipulates that universal suffrage is the “ultimate aim” of constitutional development in Hong Kong, its progress has been dictated by China. The next Legco election is required by law to occur in 2012.

Economy

Hong Kong’s economy is highly cyclical and, compared to the U.S. economy, quite volatile as the government does not normally endeavor to restrain economic fluctuations. Since Hong Kong does not have a strong natural resource base, it is heavily dependent on international services and foreign trade.

Hong Kong’s economic growth began with the manufacturing of low-cost consumer goods, particularly textiles (still Hong Kong’s most important export industry) and electronics. As Hong Kong’s standard of living increased, production costs also rose. While other developing Asian nations, such as South Korea, moved to high-tech industry from consumer goods, Hong Kong transformed itself into a financial and trade center. Hong Kong’s role as a re-exporter is expected to decrease, while its role in transshipment is expected to increase, as China continues to modernize its own port facilities and direct shipping with Taiwan, which has recently been authorized by both China and Taiwan on a limited basis, expands. Transshipments do not show up in Hong Kong’s trade statistics; however, in 1996 it was estimated that transshipments were worth approximately 70% of Hong Kong’s re-exports. Hong Kong boasts the world’s largest container port. After several years of double-digit growth, Hong Kong’s container throughput grew by only 1.4% in 1998, a record low in growth rate since 1978. Container throughput has rebounded since then, however, experiencing a 7.5% growth rate in 2004, a 2.8% growth rate in 2005, a 4.1% growth rate in 2006 and a 2.0% growth rate in each of 2007 and 2008. Despite the growth in container throughput in recent years, however, Hong Kong’s preeminence is no longer secure as it faces growing competition from China and elsewhere in Asia, particularly the Port of Singapore, and Shanghai and Shenzhen in China. In line with Hong Kong’s strength as an exporter and re-exporter, its foreign exchange reserves are the eighth largest in the world, behind China, Japan, Russia, Taiwan, India, South Korea and Brazil. At the end of 2008, Hong Kong’s foreign exchange reserves were estimated at US$182.5 billion.

Hong Kong’s growth rate rose from 2002 until 2008. In 2008, the growth rate decreased sharply. Consumer prices increased for the last four years at an average of 1.93%. At the same time, unemployment declined substantially, from 7.9% in 2004 to 4.0% in 2008. The following table presents information concerning growth, inflation and unemployment in Hong Kong for the years indicated.

	2002	2003	2004	2005	2006	2007	2008(1)
Real GDP Growth Rates	(5.0)%	3.4%	8.5%	7.1%	7.0%	6.4%	2.5
Change in consumer prices	(3.0)%	(4.0)%	0.0%	1.1%	1.7%	1.3%	3.6
Unemployment rate (2)	4.7%	7.9%	6.8%	5.6%	4.8%	4.0%	4.0

(1)	Preliminary estimates.
(2)	Percent of labor force (seasonally adjusted).

Source: Annual Report 2008, Hong Kong Monetary Authority.

With the movement of manufacturing jobs to China, Hong Kong has shifted its manufacturing base to the re-exporting of goods manufactured in China. As much of Hong Kong’s industry is now involved in packaging, presenting, selling and shipping goods produced in China, the measure of Hong Kong’s continued industrial growth is tied to China. China has long been Hong Kong’s largest trading partner, accounting for 48% of Hong Kong’s total trade value and 90% of its re-export trade in 2008. Between 1996 and 2006, exports in goods produced in Hong Kong fell by 36.6%, compared to a 96.2% growth in re-exports during the same period. In 2004, domestic exports grew by 3.5% and re-exports grew by 16.8%. In 2005, domestic exports grew by 8.0% and re-exports grew by 11.7%. In 2006, domestic exports fell by 1.1% and re-exports grew by 10.0%. In 2007, domestic exports fell by 18.9% and re-exports grew by 10.8%. In 2008, domestic exports fell by 16.8% and re-exports grew by 6.0%.

The following table presents information relating to Hong Kong’s foreign trade for the periods indicated.

	2002	2003	2004	2005	2006	2007	2008(2)
	(In Billions of HK$)
Merchandise trade
Domestic exports of goods	131.1	122.1	126.4	136.3	138.8	117.2	101.7
Re-exports of goods	1,431.0	1,627.0	1,900.6	2,115.4	2,328.6	2,581.7	2,742.3
Total imports of goods(1)	1,601.5	1,794.1	2,099.5	2,311.1	2,576.3	2,582.5	3,024.1

Merchandise trade balance(1)	(39.4)	(45.0)	(72.5)	(59.3)	(109.0)	(153.7)	(180.1)
Services trade
Exports of services	335.4	347.4	407.6	495.4	565.1	660.7	719.9
Imports of services	199.7	196.1	225.0	264.2	287.9	332.2	357.3

Services trade balance	135.7	151.4	182.6	231.2	277.2	328.5	362.6

(1)	Adjusted to include an estimate for imports of gold for industrial and commercial use.
(2)	Preliminary estimates.

Source: Hong Kong Monetary Authority Annual Report 2008.

In line with Hong Kong’s strength as an exporter and re-exporter, its foreign exchange reserves are the eighth largest in the world. At the end of 2008, foreign exchange reserves were estimated at US$ 182.5 billion. The following table presents Hong Kong’s foreign currency reserve assets as of the dates indicated.

	At December 31
	2002	2003	2004	2005	2006	2007	2008
	(In Billions of US$)
Foreign exchange, including gold	$111.9	$118.4	$123.6	$124.3	$133.2	$152.7	$182.5

Source: Hong Kong Monetary Authority Annual Report 2008.

In contrast to Hong Kong’s large seaport, its airport was considered inadequate, and after two delays, a new airport opened in July 1998. The new airport is the world’s twelfth busiest international passenger airport and second most active worldwide air cargo operation, with an average of more than 650 aircraft taking off and landing every day. Cargo throughput for 2008 topped 3.6 million tons, representing a 3.0% decrease from 2002.

On June 29, 2003, Hong Kong and mainland China signed the Closer Economic Partnership Arrangement (“CEPA”), which is designed to liberalize trade relations between China and Hong Kong, and is a part of a series of measures being taken by China to boost Hong Kong’s economy. Among other things, the CEPA qualified 273 classes of goods for zero import tariffs as of January 2004, liberalized access for Hong Kong companies providing 17 classes of commercial services on the mainland and permitted Hong Kong banks to offer products and services based on the Chinese renminbi. The CEPA also contemplates greater cooperation between the Hong Kong and the Shenzhen Stock Exchanges. Accordingly, additional classes of goods and services have become subject to zero tariffs and preferential treatment pursuant to several CEPA extensions, the most recent of which, known as CEPA VI, became effective in May 2009. CEPA VI contains 29 new liberalization measures, covering 20 service sectors, two of which are new (research and development, and rail transportation).

Between October 1997 and the end of 1998, property prices in Hong Kong dropped precipitously, falling by approximately 50%. In an effort to ward off recession, all public land was withdrawn from the market on June 22, 1998. The moratorium, which expired on March 31, 1999, was aimed at preventing further drops in property prices, which could threaten the stability of the banking system. Taxes were cut at the same time and as a result, a HK$23.3 billion deficit was recorded for the 1998-1999 fiscal year, the first significant deficit in Hong Kong’s recent history. In the following years, the government frequently ran a deficit. However, beginning in 2003, the Hong Kong government recorded surpluses until 2008. The following table presents information concerning Hong Kong’s fiscal expenditure and revenue for the periods indicated.

	2002	2003	2004	2005	2006	2007	2008(1)
	(In Millions of HK$)
Total government expenditure	239,356	223,043	242,235	233,071	229,413	234,815	317,766
Total government revenue	216,115	232,995	263,591	247,035	288,014	358,465	312,885

Consolidated surplus/deficit	(23,241)	9,952	21,356	13,964	58,601	123,650	[4,881]
Reserve balance at fiscal year-end(2)	434,302	444,254	430,278	372,503	311,402	275,343	287,296

(1)	Preliminary estimates.
(2)	Includes changes in provisions for loss in investments with the Exchange Fund.

Source: Source: Hong Kong Monetary Authority Annual Report 2008.

As of November 15, 2009, both S&P and Moody’s assigned investment-grade long-term issuer credit ratings to Hong Kong. S&P’s long-term foreign-currency rating was A+, with a stable outlook. S&P’s long-term local-currency rating was A+, with a stable outlook. Moody’s long-term foreign-currency rating was A1, with a positive outlook.

Banking and Finance

Hong Kong has established itself as one of the most important financial centers in the world. Together with real estate and insurance, the financial sector accounted for approximately 25% of Hong Kong’s GDP in each of the years 1996 through 2002. Given Hong Kong’s low taxes and quality infrastructure, many businesses looking to set up regional headquarters or a foothold to do business in China have established offices in Hong Kong. Although Hong Kong followed a policy of “positive non-interventionism” for approximately 20 years, in August 1998 the government broke with this policy and intervened in the stock market to defend the Hong Kong dollar. See “—Securities Markets.”

While Hong Kong does not have a central bank, in 1993 the Hong Kong Monetary Authority (“HKMA”) was established to assume certain central bank-type responsibilities, including monetary management and supervision of the banking industry. As of August 31, 2005, Hong Kong had 202 authorized banking institutions (including 131 licensed banks, 36 restricted-license banks and 35 deposit-taking companies). The HKMA does not, however, set interest rates. While government regulation is not extensive, all banks are required to be members of the Hong Kong Association of Banks, which serves as a trade association and lays down minimum banking practice standards. From 1983 to May 18, 2005, the Hong Kong dollar was linked to the U.S. dollar at a rate of HK$7.80 to US$1.00. The free market exchange rate of the Hong Kong dollar against the U.S. dollar for the non-bank public is determined by supply and demand. The exchange rate had not deviated significantly from the fixed exchange rate until August 1998, when it reached HK$7.75 to US$1.00. The HKMA converted banks’ clearing account funds at the 7.75 rate but announced plans to reduce this rate to 7.8, causing a sharp increase in interest rates. Hong Kong interest rates normally follow U.S. rates closely due to the tie between the U.S. dollar and the Hong Kong dollar. However, to cater to changing market conditions and to remove uncertainty surrounding the extent to which the exchange rate may strengthen, the HKMA introduced refinements to the linked exchange rate system on May 18, 2005 that would allow the Hong Kong dollar to trade within a wider trading band of HK$7.75-7.85 to US$1.00. The refinements were also intended to reduce the usage of the Hong Kong dollar as a vehicle for speculation on a revaluation of the renminbi. The pegged currency has effectively taken monetary policy control away from the Hong Kong government, leaving Hong Kong somewhat ill-equipped to deal with inflationary pressures, which have contributed to periodic surges of money into the stock and property markets. Under the Basic Law, the Hong Kong dollar is to remain linked to the U.S. dollar, the Hong Kong dollar is to be freely convertible into other currencies, and there are to be no exchange controls or government consents to raise debt or equity capital until at least 2047.

Hong Kong’s money supply grew steadily between 2002 and 2008. The following table presents the volume of Hong Kong’s money supply as of the dates indicated.

	At December 31
	2002	2003	2004	2005	2006	2007	2008
	(In Billions of HK$)
M1 (1)	295.7	413.4	484.5	434.7	491.7	616.7	645.8
M2 (2)	3,518.3	3,813.4	4,166.7	4,379.1	5,054.5	6,106.7	6,269.6
M3 (3)	3,561.9	3,434.5	3,692.8	3,594.1	3,561.9	6,140.1	6,302.2

(1)	Currency and coin in circulation plus consumer demand deposits placed with banks.
(2)	M1 plus consumer savings and time deposits with banks plus negotiable certificates of deposit (“NCDs”) issued by banks and held outside the banking sector.
(3)	M2 plus consumer deposits with restricted license banks and deposit-taking companies plus NCDs issued by such institutions and held outside the banking sector.

Source: Hong Kong Monetary Authority Annual Report 2008.

Securities Market

Foreign investment into Hong Kong is restricted only in a few regulated sectors that are under direct government control, including the postal system, harbor and airport facilities, public utilities and broadcasting. No government approvals are required for foreigners to invest in other sectors. Funds invested in Hong Kong as well as gains and dividends and interest may likewise be freely remitted abroad. Like its other financial markets, the Stock Exchange of Hong Kong (“SEHK”) is open to foreign investors with minimal regulation.

Prior to 2003, the regulatory powers of Hong Kong’s Securities and Futures Commission (“SFC”) were limited. In June 1998, the SFC proposed an amendment to the Disclosure of Interests Ordinance that would make purchasers disclose their holdings when they reach 5% of total issued shares rather than the current 10% threshold. Similar proposals were subsequently incorporated into a major legislative initiative announced in March 1999 by the SFC to replace and reform the existing regulatory framework governing Hong Kong’s securities and futures markets, which had been a patchwork of ordinances written over the past 25 years. Enacted on March 13, 2002, and in effect as of April 1, 2003, the legislation, known as the “Securities and Futures Ordinance” created a regulatory framework that is designed to promote market confidence, secure appropriate investor protection, reduce market malpractice and financial crime and facilitate innovation and competition. The major features of the Securities and Futures Ordinance include a new streamlined single licensing regime, new proportionate disciplinary sanctions to combat market misconduct, new measures to protect the interests of investors, such as personal rights of action through the civil courts for loss caused by market misconduct or false or misleading public statements concerning securities, a new and comprehensive investor compensation scheme and a tighter regime for disclosure of interests in listed companies.

In 1986, four Hong Kong stock exchanges ceased trading and merged into the SEHK. The SEHK expanded from 357 listed companies with a market capitalization of HK$949 billion as of December 31, 1991, to 701 listed companies with a market capitalization of HK$4,727 billion as of December 31, 1999. At the end of August 2005, the SEHK was the largest stock market in Asia outside of Japan, with a market capitalization of almost HK$7.29 trillion. The Hang Seng Index, which tracks 33 blue-chip companies listed on the SEHK, closed at 14,230.14 at the end of 2004, 14,876.43 at the end of 2005, 19,964.72 at the end of 2006, 27,812.65 at the end of 2007 and 14,387.48 at the end of 2008, down 48.3% from a year earlier. Because the government became a significant owner of many of the companies it regulates, it set up an independent entity, Exchange Fund Investment Ltd., to manage its shares. In October 1999 the portfolio was valued at about $27 billion. On October 25, 1999 the government began selling off its portfolio to the public via the Tracker Fund of Hong Kong, a fund that tracks the Hang Seng Index. The offering, valued at approximately US$4.3 billion, was at that time the largest Asian initial public offering, excluding Japan, and contributed to the stock market’s robust performance in 1999. As of June 30, 2009, the Tracker Fund had assets of approximately HK$34.7 billion. The following table presents information concerning the SEHK for the years indicated.

	At December 31
	2002	2003	2004	2005	2006	2007	2008
Hang Seng Index	9,321	12,576	14,230	14,876	19,965	27,813	14,387
Average price/earnings ratio	14.9	19.0	18.7	15.6	17.4	22.5	7.3
Market capitalization (HK$ billions)	3,559.1	5,477.7	6,629.2	8,113.3	13,248.8	20,536.5	10,253.6

Source: Hong Kong Monetary Authority Annual Report 2008

In November 1999, the SEHK launched the Growth Enterprise Market (“GEM”), a new market to provide capital to emerging companies to facilitate their development or expansion. Because of their greater investment risk, only informed investors are advised to trade GEM securities. By the end of 2008, 174 companies were listed on the GEM with a total market capitalization of HK$45.2 billion, down 72.0% from a year earlier. On March 6, 2000, the Hong Kong Futures Exchange, the SEHK and the Hong Kong Securities Clearing Company formed, and became wholly owned subsidiaries of, a new holding company called Hong Kong Exchanges and Clearing Limited (“HKEx”). HKEx now operates the futures and options market in Hong Kong.

While Hong Kong has not needed to issue debt to raise funds and, until recently, has not run a budget deficit, the HKMA issues Exchange Fund bills and notes in an effort to stimulate growth in the local debt market. As of August 1, 2009, the HKMA had HK$391 billion of outstanding Exchange Fund bills and notes. Exchange Fund debt instruments evidence deposits of funds in Hong Kong dollars with the HKMA, and they are direct obligations of the Hong Kong government. Currently, they are issued with terms ranging from two years to 10 years. The Exchange Fund recorded investment losses of HK$81.9 billion in 2008, which represented approximately 5.0% of the fund’s total assets. This was the fund’s first loss since 2001. Total assets of the Exchange Fund at year-end 2008 were HK$1,616.3 billion.

Taiwan

Taiwan, officially called the Republic of China (the “ROC”), is an island located off the southeastern coast of China with a land mass of approximately 12,500 square miles and a population estimated at 22.6 million, 98% of whom are ethnic Chinese. Politically, Taiwan is subdivided into two provinces: Fu-chien and Taiwan. The province of Taiwan is further subdivided into 16 counties, five municipalities and two special municipalities. Half of the island is covered by forests, and the terrain is mountainous, especially inland.

History and Politics

In 1949, after the Chinese Civil War when the Nationalist leader Chiang-Kai-Shek and the remnants of his Nationalist forces fled to Taiwan, then a province of China, and set up a provisional government claiming to be the official government of mainland China, the initial focus of the Nationalist or Kuomintang Party (“KMT”) was to assume control of mainland China rather than concentrating on Taiwan. The KMT imposed martial law from 1949 until 1987, when political scandals, among other factors, weakened the KMT government to the point where elections and opposition parties were allowed. The trend toward democracy has continued since 1987. Opposition parties have been allowed to participate in the political process, and currently there are approximately 100 political parties. In the most recent legislative elections (January 2008), the KMT won 51% of the popular vote, securing 81 of the 113 seats in the Legislative Yuan. In the most recent presidential elections (March 2008), the KMT’s candidate, Ma Jing-jeou, won the presidency in a landslide victory, giving the KMT a solid majority in the two most important political institutions in Taiwan.

China’s official position regarding Taiwan is that Taiwan is not an independent country but remains a province of China, while Taiwan’s official position remains the same as it was in 1949, that its government is the rightful government of mainland China. Most countries, including the United States, recognize the government of China as the only official government representing China while only 27 nations recognize the government of Taiwan as the official government of China. In the late 1990s, China offered to resume political talks with Taiwan and proposed a formula for reunification called One China. According to Beijing, One China would be neither the PROC nor the ROC but a new China built together. A trip by China’s chief Cross-Strait negotiator to Taiwan toward the end of 1999 had been planned, following a 1998 trip to China by Taiwan’s chief negotiator. However, the trip did not go forward given the confusion that resulted from the July 1999 remarks of Mr. Lee, then Taiwan’s president, that Cross-Strait talks henceforth would be on a “state-to-state” basis, meaning that Taiwan was abandoning the One China approach in favor of asserting the Taiwan government’s sovereign status. While Mr. Lee’s remarks resulted in a hardening of relations, and threatened military action, subsequent events have served to mitigate China’s ire toward Taiwan. These include the endorsement by the United States of the One China formula and the displeasure the United States voiced with respect to Mr. Lee’s remarks. Furthermore, Chen Shui-bian, who served as Taiwan’s President from 2000 to 2008, introduced a new variation of the One China formula – “One China with differing interpretations.” Since taking office in March 2008 as Taiwan’s new President, Ma Ying-jeou has moved quickly to improve relations and economic links with China. In June 2008, China and Taiwan held their first formal round of talks since 1999. While the KMT has historically favored eventual unification with China, under certain conditions, there is considerable political sentiment against it. In November 2008, Mr. Ma signed agreements with representatives of China that established direct flights, shipping links and mail service. By mid-2009, China and Taiwan were negotiating the terms of a comprehensive economic cooperation agreement. Mr. Ma has also announced that issues of sovereignty would be put off to the future.

Government

Taiwan continues in the process of moving from a mostly one-party system to a representative democracy. There are three significant political parties: the KMT, the Democratic Progressive Party (“DDP”) and the New Party (“NP”), which favors reunification. Taiwan’s national level of government consists of the Presidency, the National Assembly and five Yuans (the Executive Yuan, the Legislative Yuan, the Judicial Yuan, the Examination Yuan and the Control Yuan). The President and the Vice President are now directly elected by the people and the offices are currently held by Ma Ying-jeou and Vincent Siew. The legislative arm of the government is the Legislative Yuan, which is currently under the control of the KMT. Prior to 2006, there was also the National Assembly, whose powers and responsibilities were gradually transferred to the Legislative Yuan as Taiwan progressed to a democratic form of government. In addition to the Legislative Yuan, there are four additional Yuans: the Executive Yuan, the Judicial Yuan, the Examination Yuan and the Control Yuan. Of the five Yuans, only the 225-member Legislative Yuan, Taiwan’s highest legislative body, is popularly elected. No less than one-half of the elected members of each party are required to be female. The next elections are scheduled to occur in January 2012 (Legislative Yuan) and March 2012 (Presidential).

Economy

The success with which Taiwan has pursued economic development over the last five decades has led many to refer to its development as an “economic miracle.” In 2008, Taiwan remained the 19th largest exporter and 18th largest importer in the world. It also held the world’s fourth largest foreign exchange reserves.

Taiwan enjoyed substantial economic growth in the 1960s and 1970s when cheap labor and government tax breaks resulted in large increases in Taiwanese consumer goods exports. Similar to the experience of certain other emerging Asian economies in the 1980s and 1990s, however, prosperity brought higher labor costs and a loss of competitiveness in the low-end consumer goods market. As a result of these increased costs, Taiwan’s manufacturing base has moved toward the production of high-end consumer goods, particularly in the chemical and computer sectors. Taiwan’s GDP has risen at a steady rate over recent years, growing a reported 4.8% in 2006, 5.7% in 2007, and 0.1% during the global recession of 2008. In 2008, Taiwan’s GDP was US$712 billion, of which 25.1% was contributed by the industrial sectors. Taiwan’s GDP contracted by an unprecedented 8.4% in the fourth quarter of 2008, compared to the fourth quarter of 2007. The depth of the economic downturn, the result of the global economic downturn in 2008-2009, demonstrates how dependent Taiwan is on external demand. Taiwan’s consumer price index for 2004, 2005, 2006, 2007 and 2008 was 1.6%, 2.3%, 0.6%, 1.8% and 3.5%, respectively.

In the late 1980s, Taiwan’s manufacturing industries began to relocate their operations overseas, mostly to other countries in southeast Asia. As a consequence, the industrial sector’s share of GDP has fallen from a peak of 44.8% in 1986 to 25.04% in 2008. The services sector accounted for 73.27% of Taiwan’s GDP in 2008. Taiwan’s exports are predominantly manufactured goods. Industrial goods accounted for almost 99% of exports in 2008. Processed agricultural products accounted for most of the balance. Foreign trade has been the engine of Taiwan’s rapid growth during the past 40 years. The total value of trade increased five-fold in the 1960s, nearly ten-fold in the 1970s, and doubled again in the 1980s. The 1990s saw a more modest, less than two-fold, growth. The composition of Taiwan’s exports has changed from agricultural commodities to industrial goods. The electronics sector is Taiwan’s most important industrial export sector. Taiwan is the world’s largest supplier of computer monitors and is a leading personal computer manufacturer. Imports are dominated by raw materials and capital goods, which account for more than 90% of the total. Most of Taiwan’s exports to China are transshipped through Hong Kong, per an agreement allowing Taiwan continued access to China’s markets. In 2005,

China (including Hong Kong) accounted for 21.6% of Taiwan’s exports and 11.0% of its imports, compared to 15.1% and 11.6%, respectively, for the United States. In 2006, China (including Hong Kong) accounted for 24.3% of Taiwan’s exports and 12.3% of its imports, compared to 15.2% and 11.2%, respectively, for the United States. In 2007, China (including Hong Kong) accounted for 40.7% of Taiwan’s exports and 13.6% of its imports, compared to 13.0% and 12.1%, respectively, for the United States. In 2008, China (including Hong Kong) accounted for 39.0% of Taiwan’s exports and 13.7% of its imports, compared to 12.0% and 10.9%, respectively, for the United States. Taiwan’s foreign exchange reserves have remained relatively steady and totaled US$296.4 billion on December 31, 2008. Generous tax breaks for businesses, nearly universal health coverage and heavy government investment in infrastructure have resulted in large government budget deficits in recent years, averaging 4% of GDP between 1990-1998. In 1999, the deficit rose to 5.9% of GDP. While it decreased to 4.5% of GDP in 2000, it hit a high of 6.7% in 2001 due to efforts to stimulate the economy through additional public spending and deteriorating revenues, due in part to the President’s promise not to raise taxes. A modest budget surplus was recorded in 2007. Since then, Taiwan’s fiscal condition has deteriorated, largely due to a NT$149 billion stimulus package adopted to address the effects of the 2008-2009 global economic downturn. It has been estimated that general government debt will reach 4.7% of GDP in 2009.

Economic Relations with China

Taiwan and China, while separated geographically and politically, are coming closer together economically. Inexpensive labor is the main draw for Taiwanese companies shifting their manufacturing to China. In 2002 Taiwan was the second largest source of contracted foreign direct investment in China after Hong Kong. According to the Taiwanese Ministry of Economic Affairs, Taiwanese investment in China through 2002 totaled US$26.61 billion, which accounted for 43.39% of Taiwan’s total foreign investment. As of the end of September 2003, the Investment Commission of the Taiwanese Ministry of Economic Affairs had approved 30,661 investment cases in China with a total value in excess of US$32.97 billion. This is a misleading figure, as most of Taiwanese investment in China avoids the approval process. Private estimates put the figure at approximately US$100 billion. The Taiwanese government attempts to restrict investments in China by capping the value of a single investment in China at US$50 million. Taiwan has also banned investments in the property sector as well as certain infrastructure projects and petrochemical related industries. Restrictions on investment in China, which were based on the concern that China would use Taiwan’s investment on the mainland as a lever to force political unification, have had minimal effect because the reasons for investment in China (proximity, lower costs, cultural affinity) are overwhelming. Recognizing this reality, President Chen adopted a different approach and succeeded in relaxing the investment restrictions. President Ma has taken further steps to relax the restrictions on China-bound investment. These include (i) raising the cap on China-bound investment by a Taiwanese business (with net worth of at least NT$5 billion) from 40% to 60% of its net worth (the cap is lower for higher net worth businesses); (ii) relaxing the limits on funds raised domestically or overseas for China-bound investment; and (iii) simplifying the review process for capital flow to China.

As the Taiwanese government has continued to encourage Taiwanese investors to invest in countries other than China, Taiwan has become the largest source of direct investment in Vietnam, and one of the largest sources in Indonesia and Malaysia. But the government’s policy has only been successful in terms of diversifying the countries in which Taiwanese firms invest. Investment in China continues to grow. The largest investors in Taiwan are Japan and the United States.

Securities Market

The Taiwan Stock Exchange (“TSE”), Taiwan’s primary securities exchange, is the sixth largest exchange in the world in terms of average trading volume and the fourteenth in terms of overall market capitalization. Unlike exchanges in the United States, the TSE is used far more for speculation with excess liquidity than as a means to raise funds. Historically, the market has been extremely volatile, but in recent years the market has been less erratic. In 2007, the TAIEX closed at 8,506.3, up 8.7% from 2006. In 2008, the TAIEX closed at 4591.2, down 46.0% from 2007. The TAIEX is based on most of the component stocks from the TSE’s listed companies (718 as of December 31, 2008), and covers all stocks accept for preferred stocks, full delivery stocks, and stocks that have been listed for less than one month. The ROC Over-the-Counter Securities Exchange (now named the TAISDAQ), which is set up similarly to the NASDAQ system in the United States, has grown rapidly since its inception in 1994. Since 1983, Taiwan has been in the process of opening up its financial markets to foreign investors. Until early 2001, there were limits on total foreign investment in an exchange listed security. With the exception of certain industries (e.g., telecommunications, power generation, power distribution and mass media companies) there are no longer any limits. After a series of incremental liberalization measures, the Qualified Foreign Institutional Investor (“QFII”) system, which established restrictions on foreign portfolio investment in order to prevent rapid flows of capital in and out of Taiwan, was finally abolished in October 2003. The abolishment of the QFII system is intended to attract more foreign investors into Taiwan’s securities market and to extend its integration with international markets. Current regulations classify foreign investors into two groups, foreign institutional investors (“FINI”) and foreign individual investors (“FIDI”). FINIs are exempted from investment caps and have no quota restrictions. FIDIs continue to be bound by a US$5 million cap. Both FINIs and FIDIs are required to register with the TSE for investment identification. Foreign investors are currently permitted to invest in the following securities: (i) TSE-listed stock, private placements of shares, certificates of entitlement to new shares from convertible bonds, and Taiwan depositary receipts; (ii) beneficiary certificates of securities investment trust funds; (iii) government bonds, financial debentures, corporate bonds, convertible bonds and corporate bonds with warrants; (iv) public placements or private placements of beneficiary certificates issued by trustee companies; (v) warrants; and (vi) other securities approved by regulatory authorities. The Taiwanese bond market has been expanding rapidly in recent years. At the end of December 2008, the outstanding amount of Taiwan’s bond market was NT$5,769.1 billion, NT$3,765.2 billion of which represented government bonds. The government’s first 20-year bond was issued during the 1998-99 fiscal year. On May 28, 1997, the Taiwan Rating Corporation, which is half owned by S&P, began to rate debt issued by Taiwanese corporations. Since then, foreign investors have become increasingly active in the local bond market as rating information has become available for Taiwanese firms issuing corporate debt. This local rating agency does not rate government-issued debt. S&P and Moody’s rate Taiwanese sovereign government foreign currency, long-term debt at AA-/Negative/A-1+ and Aa3/Stable, respectively.

Banking and Finance

Unlike Hong Kong, the Taiwanese financial markets, including both the banking and securities markets, have historically been highly regulated by the Taiwanese government. Monetary policy in Taiwan is controlled by the Central Bank of China (“CBC”). Beginning in 1989, Taiwanese financial markets began to be liberalized. Initially, interest rate restrictions were lifted followed by removal of certain restrictions on bank branches, which has allowed foreign banks to open more than one branch in Taiwan. Although Taiwan’s restrictions on international capital flows are gradually being lifted, significant restrictions still limit foreign capital investments.

Taiwan’s currency is the New Taiwan dollar (“NT$”). The currency was allowed to float on October 17, 1997. Taiwan’s currency depreciated by 17% in 1997 against the U.S. dollar and continued to drop during 1998, but this drop was minor when compared to that of other Asian currencies. Since 1998, the currency has continued to trade above the NT$30:US$1 level. The exchange rate averaged NT$33.43:US$1 during 2004, NT$32.18:US$1 during 2005, NT$32.53:US$1 during 2006, NT$32.85:US$1 during 2007 and NT$31.52:US$1 during 2008. Foreign investment increased dramatically during 1997, hitting a then record US$4.3 billion, up 73% from 1996. In 2008, foreign investment reached US$5.4 billion, compared to US$7.4 billion and US$7.8 billion in 2006 and 2007, respectively. Nonetheless, Taiwan has been a net investor abroad. Direct investment abroad between 1996 and 2002 totaled US$34.4 billion, whereas foreign direct investment in Taiwan during that period totaled US$17.8 billion. In 2005, 2006, 2007 and 2008, US$6 billion, US$7.4 billion, US$11.1 billion and US$10.3 billion, respectively, was invested abroad. Many major investment projects have been launched recently, including the privatization of the telecommunications network, transportation vehicles and constructions, the opening of offshore shipping centers, and the construction of a high-speed rail link between Taiwan’s two largest cities, Taipei and Kaosiung.

Taiwan’s banking sector has been liberalized in recent years, but certain inefficiencies in the system contributed to the deterioration of its health during the second half of the 1990s. By March of 2002, the official non-performing loan (“NPL”) ratio had reached 8.8%, compared to 3% at the end of 1995. In June 2001, a package of legislative proposals was approved by the Legislative Yuan that were intended to make the financial sector more efficient. Among other things, these measures permitted the establishment of financial holding companies, eased the restrictions on the scope of insurance company activities, and established a government-run resolution trust fund to close ailing financial institutions and remove deposit insurance restrictions with respect to these institutions. These measures have achieved some success, as the official NPL ratio at the end of March 2005 was 3.2%, according to government data. Private estimates indicate a higher ratio. In July 2005, a new NPL definition was adopted (loans 90 days overdue, instead of 180 days), consistent with international standards, after which the NPL ratio was reported to be 2.8%. At the end of 2008, the official NPL ratio was 1.7%.

Taiwan’s futures exchange, the Taiwan Futures Exchange (TAIFEX), originally named the Taiwan International Mercantile Exchange (TAIMEX), was established on September 9, 1997, and has demonstrated impressive growth in terms of trading volume, institutional investor participation and overall market scale. TAIFEX currently offers 18 products, including futures and options on major Taiwan stock indices, government bond futures, 30-day commercial paper interest rate futures, equity options and gold futures. In order to expand the market, TAIFEX has taken steps to facilitate internationalization and to boost foreign participation.

On July 1, 2004, the Financial Supervisory Commission (“FSC”) was established as the umbrella regulator of the banking, securities and insurance industries. The FSC replaces a system of sectoral regulation and is designed to implement the government’s determination to exercise more efficient financial supervision and push for a broad range of financial reforms in order to promote Taiwan as a regional financial services center. The FSC has actively sought to raise the international profile of Taiwan’s financial markets. It has established a representative office in New York City, its first overseas location, and in London. In addition, the FSC has been an active participant in international organizations and activities.

BROKERAGE ALLOCATION AND OTHER PRACTICES

In placing portfolio transactions, the Investment Manager uses its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available is considered in making these determinations. Currently, it is the Fund’s policy that the Investment Manager may, when it believes it to be in the best interest of the Fund, pay higher commissions than might otherwise be obtainable in recognition of brokerage services felt necessary for the achievement of best available price and most favorable execution of certain securities transactions.

In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research, market and statistical information and other services related to investment research (such as computer hardware and software or research seminars) to the Fund or the Investment Manager. To the extent brokerage commissions are negotiated, the Investment Manager may cause the Fund to pay a broker-dealer which furnishes such research along with brokerage services a higher commission than that which might be charged by another broker-dealer for effecting the same transactions without providing research; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the Investment Manager to the Fund. The Fund will not pay to any affiliate of the Investment Manager a higher commission rate specifically for the purpose of obtaining research services. In addition, the Fund will not, in connection with portfolio transactions in which a broker-dealer acts as a principal, compensate such broker-dealer for providing investment research or other non-execution services. Although certain research, market and statistical information services from brokers and dealers can be useful to the Fund and the Investment Manager, the management of the Fund believes that such services are only supplemental to the Investment Manager’s own research efforts, since the information must still be analyzed, weighed and reviewed by the Investment Manager’s staff. The Investment Manager may deem certain of these research services useful in the performance of its obligations, but may be unable and will not attempt to determine the amount by which such services may reduce its expenses. Not all of these services may be useful to the Fund. Certain of these services may be useful to other clients of the Investment Manager.

During the last fiscal year, the Investment Manager enlisted certain brokers to execute trades and rewards research for which the brokers were paid commissions. The Investment Manager did not pay higher commissions to these brokers than might otherwise have been obtainable in order to access such research. The following table sets forth the number of trades and commissions paid to brokers because of the research services during the year ending December 31, 2008:

Name of Broker	Number of Trades	Commissions($)

[ ]	[ ]	[ ]

Some securities considered for investment by the Fund may also be appropriate for other funds and/or clients served by the Investment Manager. If purchases or sales of securities for the Fund and one or more of these other funds or clients served by the Investment Manager are considered at or about the same time, transactions in such securities will be allocated among the several funds and clients in a manner deemed equitable by the Investment Manager.

The Fund anticipates that, in connection with the execution of portfolio transactions on its behalf by the Investment Manager, certain affiliated persons (as such term is defined in the 1940 Act) of the Fund, or affiliated persons of such persons may from time to time be selected to perform brokerage services for the Fund, subject to the considerations discussed above, but are prohibited by the 1940 Act from dealing with the Fund as principal in the purchase or sale of securities. In order for such an affiliated person to be permitted to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such affiliated person must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time. This standard would allow such an affiliated person to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction. During the year ended December 31, 2008, the Fund paid brokerage commissions to Affiliated Brokers as follows:

Name of Affiliated Broker	Brokerage Commissions	Percentage of All Commissions Paid to Such Affiliated Broker	Percentage of Aggregate Transactions Involving Payment of Commission to Affiliated Broker

ING Barings Securities	$21,465	5.31%	5.47%

For the purposes hereof, an “Affiliated Broker” is any broker (A) that is an affiliated person of the Fund, (B) an affiliated person of any such person or (C) an affiliated person of which is an affiliated person of the Fund, BAM Asia or the dealer manager.

The Fund’s Board of Directors reviews periodically the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits realized by the Fund. For the fiscal years ended December 31, 2007, 2008 and 2009, the Fund paid commissions for the execution of its portfolio transactions amounting in the aggregate to $1,302,548, $1,687,438 and $[            ] respectively.

TAXATION

The following summary addresses the principal United States federal, Hong Kong and China income tax considerations regarding the purchase, ownership and disposition of shares in the Fund. The Fund and its shareholders may also be subject to other federal, state, local and foreign taxes.

The statements regarding taxation set out below are based on those laws that are in force on the date of this document and are subject to any subsequent changes therein.

United States Federal Income Taxes

For purposes of this discussion, a “U.S. Holder” is a beneficial owner of shares that, for United States federal income tax purposes, is (i) a citizen or resident alien individual of the United States; (ii) a corporation created or organized in or under the laws of the United States or any state thereof, including the District of Columbia; (iii) an estate the income of which is subject to United States federal income taxation regardless of its source; or (iv) a trust if such trust validly elects to be treated as a United States person for United States federal income tax purposes or if (1) a court within the United States is able to exercise primary supervision over its administration and (2) one or more United States persons have the authority to control all of the substantial decisions of such trust. A “Non-U.S. Holder” is a beneficial owner of shares that is not a U.S. Holder.

If a partnership (or any other entity treated as a partnership for United States federal income tax purposes) holds shares, the tax treatment of the partnership and a partner in such partnership will generally depend on the status of the partner and the activities of the partnership. Such a partner or partnership should consult its tax advisor as to its tax consequences.

General

The Fund intends to continue to qualify and elect to be treated as a regulated investment company for each taxable year under the Code. Accordingly, the Fund must, among other things, (a) derive at least

90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in certain publicly traded partnerships and (b) diversify its holdings so that, at the end of each fiscal quarter for each taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items (including receivables), U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater in value than 5% of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer or of any two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

The U.S. Treasury Department is authorized to issue regulations to provide that foreign currency gains that are “not directly related” to the Fund’s principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund’s qualification as a “regulated investment company.” No such regulations have been issued by the Treasury Department. The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stock or securities.

As a regulated investment company, the Fund generally will not be subject to U.S. Federal income tax on its income and gains that it distributes to shareholders if at least 90% of its investment company taxable income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses) for the taxable year is distributed. The Fund intends to distribute to its shareholders at least 90% of such income. However, the Fund will be subject to tax at a rate of 35% on any income or gains that are not distributed. Because net capital gains (which consist of the excess of net long-term capital gains over net short-term capital losses) are not included in the definition of investment company taxable income, however, the Fund will determine once a year whether to distribute any net capital gains. A determination by the Fund to retain net capital gains will not affect the ability of the Fund to qualify as a regulated investment company. If the Fund retains for investment its net capital gains, it will be subject to U.S. Federal income tax at a rate of 35% on the amount retained. In that event, the Fund expects to designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. Federal income tax on long-term capital gains, (i) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the U.S. Federal income tax paid by the Fund against their U.S. Federal income tax liabilities and to claim refunds to the extent the credit exceeds such liabilities. For U.S. Federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s gross income.

The Fund will be able to avoid a nondeductible 4% U.S. Federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to the shareholders equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for such year, (ii) 98% of its capital gain net income (the latter of which is generally computed on the basis of the twelve-month period ending on October 31 of such year), and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year and upon which no U.S. Federal income tax was imposed. For this purpose, income or gain retained by the Fund that is subject to U.S. Federal income tax will be considered to have been distributed by the Fund by year-end.

There is a possibility that Chinese exchange control regulations may restrict or limit the ability of the Fund to distribute net investment income or the proceeds from the sale of its investments to its shareholders. Any such restrictions or limitations could impact the Fund’s ability to meet the distribution requirements described above.

If, in any taxable year, the Fund fails to qualify as a regulated investment company under the Code, the Fund would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in the event of a failure to qualify, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If the Fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

Passive Foreign Investment Company Investments

If the Fund owns shares in a foreign corporation that constitutes a “passive foreign investment company” for U.S. Federal income tax purposes and the Fund does not elect to treat the foreign corporation as a “qualified electing fund” within the meaning of the Code, the Fund may be subject to U.S. Federal income tax on a portion of any “excess distribution” it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. The Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by the Fund as a result of its ownership of shares in a “passive foreign investment company” will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a “passive foreign investment company” and the Fund does elect to treat the foreign corporation as a “qualified electing fund” under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above even if the Fund did not receive any funds to distribute. In order to make this election, the Fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which in many cases may be difficult or not possible to obtain. If the Fund does not elect to treat certain passive foreign investment companies in which it owns stock as “qualified electing funds,” it may, if eligible, elect to mark-to-market all the stock it owns in passive foreign investment companies (i.e., treat the stock as if it had been sold at fair market value at the end of the taxable year) and treat any gain recognized as the result of such election as ordinary income. Unrealized losses, however, generally will not be recognized. By making the mark-to-market election, the Fund could ameliorate the adverse tax consequences with respect to its ownership of shares in a passive foreign investment companies, but in any particular year may be required to recognize income in excess of the distributions it receives from passive foreign investment companies and its proceeds from dispositions of passive foreign investment company stock.

Currency Fluctuations – “Section 988” Gains or Losses

Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency which is not a functional currency for the Fund and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies or from the disposition of debt securities denominated in a foreign currency which is not a functional currency for the Fund attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of the Fund’s net investment income (which includes, among other things, dividends, interest and net short-term capital gains in excess of net long-term capital losses, net of expenses) available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund’s net capital gain. If section 988 losses exceed such other net investment income during a taxable year, any distributions made by the Fund could be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his Fund shares. To the extent that such distributions exceed such shareholder’s basis, they will be treated as a gain from the sales of shares. Certain gains or losses with respect to forward foreign currency contracts, over-the-counter options on foreign currencies and certain options traded on foreign exchanges will also be treated as section 988 gains or losses.

Some of the Fund’s investment practices, including those involving certain risk management transactions and foreign currency transactions, may be subject to special provisions of the Code that, among other things, defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. The Fund may also be required to “mark-to-market” certain positions in its portfolio (i.e., treat them as if they were sold at year-end). This could cause the Fund to recognize income without having the cash to meet the distribution requirements described above.

Distributions

Distributions of net investment income are taxable to a U.S. Holder as ordinary income, whether paid in cash or shares. Distributions of net capital gains, if any, are taxable as long-term capital gains, whether paid in cash or in shares, regardless of how long the U.S. Holder has held the Fund’s shares and are not eligible for the dividends received deduction. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution is the amount of cash distributed or allocated to the U.S. Holder. A U.S. Holder’s basis in these shares would be equal to their cost. U.S. Holders receiving a distribution in the form of newly issued shares, pursuant to the Dividend Reinvestment Plan, will be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each share received equal to the fair market value of a share of the Fund on the distribution date. U.S. Holders will be notified annually as to the U.S. Federal income tax status of distributions or deemed distributions, and U.S. Holders receiving distributions in the form of newly issued shares will receive a report as to the fair market value of the shares received.

If the net asset value of shares is reduced below a U.S. Holder’s cost as a result of a distribution by the Fund, such distribution will be taxable even though it, in effect, represents a return of such U.S. Holder’s invested capital. Investors should be careful to consider the tax implications of buying shares just prior to distribution. The price of shares purchased at that time may reflect the amount of the forthcoming distribution. Investors purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

A distribution from the Fund will be treated as paid during a calendar year if the Fund declares the dividend in October, November or December of that year to holders of record in such a month and pays the dividend by January 31 of the succeeding year. Such distributions will be taxable to U.S. Holders as if received on December 31 of the earlier year, rather than in the year the Fund actually pays the dividend.

Sales of Shares

Upon a sale or exchange of his shares, a U.S. Holder will realize a taxable gain or loss depending upon his tax basis in his shares. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the U.S. Holder’s hands and will be long-term or short-term, depending upon the U.S. Holder’s holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to the Dividend Reinvestment Plan. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a U.S. Holder on the sale or exchange of Fund shares held by a U.S. Holder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions of long-term capital gains received by the U.S. Holder with respect to such shares and the amount of any undistributed capital gain of the Fund required to be included in the income of the U.S. Holder with respect to such shares.

Foreign Taxes

Income received by the Fund from sources within China and Hong Kong and any other countries in which the issuers of securities purchased by the Fund are located may be subject to withholding and other taxes imposed by such countries.

If the Fund is liable for foreign income and withholding taxes that can be treated as income taxes under U.S. Federal income tax principles, the Fund expects to meet the requirements of the Code for “passing-through” to U.S. Holders such foreign taxes paid, but there can be no assurance that the Fund will be able to do so. Under the Code, if more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to “pass-through” to U.S. Holders the amount of such foreign income and withholding taxes paid by the Fund. Pursuant to this election a U.S. Holder will be required to: (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of such foreign taxes paid by the Fund and (ii) treat his pro rata share of such foreign taxes as having been paid by him. Each U.S. Holder will be entitled, subject to certain limitations, to either deduct his pro rata share of such foreign taxes in computing his taxable income or use it as a foreign tax credit against his U.S. Federal income taxes. No deduction for such foreign taxes may be claimed by a U.S. Holder who does not itemize deductions. Each U.S. Holder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass-through” for that year and, if so, such notification will designate (a) the U.S. Holder’s portion of the foreign taxes paid to each such country; and (b) the portion of dividends that represents income derived from sources within each such country.

The amount of foreign taxes for which a U.S. Holder may claim a credit in any year will be subject to an overall limitation such that the credit may not exceed the U.S. Holder’s U.S. Federal income tax attributable to the shareholder’s foreign source taxable income. This limitation applies separately to certain specific categories of foreign source income including “passive income,” which includes, among other types of income, dividends and interest.

The foregoing is only a general description of the foreign tax credit under current law. Because application of the credit depends on the particular circumstances of each U.S. Holder, U.S. Holders are advised to consult their own tax advisers.

Backup Withholding

The Fund may be required to withhold U.S. Federal income tax at the rate of 28% on all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against a shareholder’s U.S. Federal income tax liability.

Foreign Shareholders

Taxation of a Non-U.S. Holder depends, in part on whether the Non-U.S. Holder’s income from the Fund is “effectively connected” with a United States trade or business carried on by the Non-U.S. Holder.

If the income from the Fund is not effectively connected with a United States trade or business carried on by a Non-U.S. Holder, distributions of net investment income made to a Non-U.S. Holder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Non-U.S. Holders may be subject to U.S. withholding tax at a rate of 30% (or lower treaty rate) on the income resulting from the Fund’s election to treat any foreign income and withholding taxes paid by it as paid by its shareholders, but they may not be able to claim a credit or deduction with respect to the withholding tax for the foreign taxes treated as having been paid by them. See “—Foreign Taxes.”

A Non-U.S. Holder generally will not be subject to U.S. Federal income tax on gain realized upon the sale of shares of the Fund, on distributions from the Fund of net long-term capital gains, or on amounts retained by the Fund which are designated as undistributed capital gains. In the case of a Non-U.S. Holder who is a nonresident alien individual, however, gain realized upon the sale of shares of the Fund, distributions of net long-term capital gains and amounts retained by the Fund which are designated as undistributed capital gains ordinarily will be subject to U.S. Federal income tax at a rate of 30% (or lower treaty rate) if such individual is physically present in the U.S. for 183 days or more during the taxable year and, in the case of gain realized upon the sale of Fund shares, either the gain is attributable to an office or other fixed place of business maintained by the Non-U.S. Holder in the United States or the shareholder has a “tax home” in the United States. The 183-day rule set forth above only applies in exceptional cases because generally an individual present in the U.S. for 183 days or more during the taxable year will be treated as a resident for U.S. Federal income tax purposes and consequently will be subject to U.S. Federal income tax on his worldwide income at the rates applicable to U.S. citizens. In the case of a Non-U.S. Holder who is a nonresident alien individual, the Fund may be required to withhold U.S. Federal income tax at the rate of 28% unless IRS Form W-8BEN or W-8ECI is provided. See “—Backup Withholding.”

If distributions made by the Fund or gains realized upon the sale of shares of the Fund are “effectively connected” with a U.S. trade or business carried on by a Non-U.S. Holder, then distributions (whether received in cash or additional shares) of net investment income, net long-term capital gains, amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale of the Fund, will be subject to U.S. Federal income tax at the graduated rates applicable to U.S. citizens or domestic corporations.

Transfers by gift of shares of the Fund by a Non-U.S. Holder who is a nonresident alien individual and who generally is not a former U.S. citizen will not be subject to U.S. Federal gift tax, but the value of shares of the Fund held by such a shareholder at his death will be includible in his gross estate for U.S. Federal estate tax purposes.

The tax consequences to a Non-U.S. Holder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-U.S. Holders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

China Taxes

The following discussion is a summary of PRC tax laws relating to the Fund and its shareholders. This discussion is based upon the existing laws of the PRC, and the rules and regulations implementing those laws, and is subject to any subsequent change in PRC laws and regulations that may come into effect after the date hereof.

Background

The Fund will invest in companies classified under PRC law as foreign investment enterprises (“FIEs”), including foreign invested companies limited by shares and PRC domestic companies (collectively, “PRC Companies”). PRC Companies are subject to certain taxes in the PRC that may affect their profitability and their ability to generate dividends for the Fund. These taxes include PRC enterprise income tax and PRC turnover taxes, including business tax and value-added tax. In some circumstances, these PRC Companies may also be required to pay other transaction and indirect taxes such as land value added tax (“Land VAT”), consumption tax, stamp tax, deed tax, and customs duties depending on particular transactions.

Enterprise Income Tax. PRC Companies are generally subject to enterprise income tax, which is imposed on the net profits of those companies at the tax rate of 25%. PRC Companies that are approved as the hi-tech enterprises are subject to enterprise income tax at the reduced rate of 15%.

Turnover Taxes. The PRC imposes a value added tax on turnover derived from the sale of tangible goods, the provision of certain processing services in the PRC and the importation of goods into the PRC. The PRC also levies a business tax on turnover derived from the provision of services, the transfer of intangible property and the sale of immovable property in the PRC.

Land VAT. Gains derived from the transfer of land use rights, buildings and their associated structures within the PRC may be subject to Land VAT at progressive rates from 30% to 60%.

Tax Consequences to the Fund

Foreign enterprises that do not have establishments or sites in the PRC, but nonetheless derive income from a PRC source, are subject to Chinese tax on those items of income under a withholding tax regime. The Fund should qualify as a foreign enterprise without an establishment or site for PRC income tax purposes. However, the Fund has not sought any rulings from the PRC State Administration of Taxation or any of its provincial or local bureaus with respect to this characterization.

Dividends. After-tax dividends received by foreign enterprises from their investments in FIEs are subject to a 10% withholding tax under PRC domestic tax law.

Interest. Interest paid by the PRC Companies to the Fund is subject to a 10% withholding tax under PRC domestic tax law.

Capital Gains. A foreign enterprise with no establishment or site in the PRC is subject to a 10% withholding tax on any gains derived from the sale of shares in a PRC Company under PRC domestic tax law.

In addition, because of a ruling issued in July 1993, the PRC State Administration of Taxation has determined that capital gains derived from the sale of “B” shares and shares of a PRC Company listed on a non-PRC securities exchange, including “H” shares, are not subject to PRC withholding tax if received by a foreign enterprise with no establishment or site in the PRC. Currently, the PRC State Administration of Taxation is considering cancelling this rule.

Fees Related to Trading of “B” Shares. The sale of “B” shares listed on the SSE or the SZSE are subject to a stamp tax of 0.1% and a broker’s commission of up to 0.3% of the trading value, payable by each of the purchaser and seller. The sale of “B” shares is also subject to a clearance and registration fee levied at 0.05% of the trading value, payable by each of the purchaser and seller. Accordingly, on each sale and purchase of “B” shares, the Fund will be required to pay stamp tax, a broker’s commission and a clearance and registration fee in accordance with PRC regulations.

The purchase or sale of “H” shares or shares listed on any other stock exchange outside of the PRC is subject to the applicable laws of the respective jurisdiction where the stock exchange is situated and no PRC stamp tax will be levied on such transactions.

Tax Consequences to Fund Investors

All purchases and sales of shares in the PRC Companies would be made by and in the name of the Fund, which should qualify as a foreign enterprise without an establishment or site in the PRC. Accordingly, all dividends paid on the shares and all capital gains derived from the sale of the shares should be regarded as income of the Fund for PRC tax purposes. Consequently, dividends paid by the Fund to shareholders of the Fund residing outside of the PRC and capital gains realized by such shareholders on the sale of shares of the Fund outside of the PRC should not be subject to any PRC taxes.

Hong Kong Taxes

The following is a description of certain Hong Kong tax matters relating to the Fund and its shareholders.

Under current Hong Kong law, no income tax is charged on dividends or other distributions received by any person in respect of investments in securities (whether listed or not) in Hong Kong. There is also no tax in Hong Kong on capital gains realized from the disposal of such securities.

However, income received and gains realized by any person that are derived from a trade, profession or business carried on in Hong Kong may be subject to Hong Kong profits tax. It is the intention of the Fund to conduct its affairs in such a manner that it will not be subject to such profits tax. To the extent that the Fund were to derive any profit arising in or derived from Hong Kong from such a trade, profession or business, its profits from the trading of securities (including certain interest income and gains) would be subject to Hong Kong profits tax, which is currently chargeable at a rate of 17.5% of assessable profits for corporations.

Any person who effects any sale or purchase of Hong Kong stock, whether as principal or agent, is required to execute a contract note evidencing such sale or purchase and to have the note stamped. Hong Kong stock means stock the transfer of which is required to be registered in Hong Kong. Contract notes attract stamp duty at the rate of HK$1.00 per HK$1,000 or part thereof (i.e., 0.10%) each for the sold note and for the bought note by reference to the value of the consideration paid or payable, or if greater, the value of the Hong Kong stock transferred.

Remittance of profits derived from investments in securities in Hong Kong by the Fund is not subject to any Hong Kong withholding tax.

Dividends paid by the Fund to shareholders outside of Hong Kong and capital gains realized by shareholders on the sale of shares of the Fund outside of Hong Kong are not subject to any Hong Kong taxes.

Other Taxation

Distributions also may be subject to additional state, local and other foreign taxes (including non-U.S. taxes) depending on each shareholder’s particular situation. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

FINANCIAL STATEMENTS

The audited financial statements for the year ended December 31, 2008 are included in the Fund’s 2008 Annual Report and are incorporated by reference into this SAI. These statements include the Report of Independent Registered Public Accounting Firm; Portfolio of Investments as of December 31, 2008; Statement of Assets and Liabilities as of December 31, 2008; Statement of Operations for the fiscal year ended December 31, 2008; Statements of Changes in Net Assets for the fiscal years ended December 31, 2008 and December 31, 2007; Notes to Financial Statements; and Financial Highlights for a share of Common Stock outstanding during each of the fiscal years ended December 31, 2008, 2007, 2006, 2005 and 2004.

The unaudited financial statements for the six-month period ended June 30, 2009 are included in the Fund’s Semi-Annual Report and are incorporated by reference into this SAI. These statements include the Portfolio of Investments as of June 30, 2009; Statement of Assets and Liabilities as of June 30, 2009; Statement of Operations for the six months ended June 30, 2009; Statements of Changes in Net Assets for the six months ended June 30, 2009 and for the fiscal year ended December 31, 2008; Notes to Financial Statements; and Financial Highlights for a share of Common Stock outstanding during the six months ended June 30, 2009 and for each of the fiscal years ended December 31, 2008, 2007, 2006, 2005 and 2004.

A copy of the Fund’s 2008 Annual Report was filed with the SEC on Form N-CSR on March 6, 2009, and a copy of the Fund’s Semi-Annual Report was filed with the SEC on Form NCSRS on September 4, 2009. Both reports are available on the Fund’s website at http://www.greaterchinafund.com and on the SEC’s website at http://www.sec.gov.

A copy of Both Reports may also be obtained without charge upon written or oral request from our information agent at [            ].

F-1

PART C

OTHER INFORMATION

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS.

1.	(a)	Financial Statements (included in the Statement of Additional Information).

Report of Independent Registered Public Accounting Firm.

Portfolio of Investments as of December 31, 2008.

Statement of Assets and Liabilities as of December 31, 2008.

Statement of Operations for the fiscal year ended December 31, 2008.

Statements of Changes in Net Assets for the fiscal years ended December 31, 2008 and 2007.

Notes to Financial Statements.

Financial Highlights for a share of common stock outstanding during each of the fiscal years ended December 31, 2008, 2007, 2006, 2005 and 2004.

	(b)	Financial Statements (included in the Statement of Additional Information).

Portfolio of Investments as of June 30, 2009.

Statement of Assets and Liabilities as of June 30, 2009.

Statement of Operations for the six months ended June 30, 2009.

Statements of Changes in Net Assets for the six months ended June 30, 2009 and the fiscal year ended December 31, 2008.

Notes to Financial Statements.

Financial Highlights for a share of common stock outstanding during the six months ended June 30, 2009 and each of the fiscal years ended December 31, 2008, 2007, 2006, 2005 and 2004.

2.		Exhibits:

(a)		Articles of Incorporation of the Registrant. (a)

(b)		By-Laws of the Registrant.

(c)		Not applicable.

(d)		(1) Specimen certificates for Common Stock. (b)

(2) Form of Subscription Certificate.**

(3) Form of Notice of Guaranteed Delivery.**

(4) Form of Nominee Holder Oversubscription Exercise Form.**

(5) Form of Beneficial Owner Certification Form**

(e)		Dividend Reinvestment Plan. (c)

(f)		Not applicable.

(g)	Management Agreement between the Registrant and Baring Asset Management (Asia) Limited (formerly known as Baring International Investment (Far East) Limited). (d)

(h)	(1) Form of Dealer Manager Agreement between the Registrant and [ ].**

(i)	Not applicable.

(j)	(1) Custodian Agreement between the Registrant and [ ].**

(2) 17f-5 Delegation Schedule between the Registrant and [ ].**

(3) Administration Agreement between the Registrant and Prudential Investments LLC. (e)

(k)	(1) Paying and Transfer Agency Agreement between the Registrant and PNC Global Investment Servicing Inc. (f)

(2) Form of Subscription Agency Agreement between the Registrant and [ ].**

(l)	(1) Not applicable.

(2) Opinion and Consent of DLA Piper LLP.**

(m)	Not applicable.

(n)	Consent of KPMG LLP, independent accountants for the Registrant.

(o)	Not applicable.

(p)	Not applicable.

(q)	Not applicable.

(r)	(1) Code of Ethics of the Registrant adopted pursuant to Rule 17j-1 of the 1940 Act.**

(2) Code of Ethics of Baring Asset Management (Asia) Limited adopted pursuant to Rule 17j-1 of the 1940 Act.**

(s)	Power of Attorney (included on page C-8).

**	To be filed by amendment.

(a)	Incorporated by reference to Item 4, Exhibit number 1 filed with the Registrant’s Registration Statement on Form N-2 (No. 33-47816).

(b)	Incorporated by reference to Item 4, Exhibit number 4 filed with the Registrant’s Registration Statement on Form N-2 (No. 33-47816).

(c)	Incorporated by reference to Item 4, Exhibit number 10(C) filed with the Registrant’s Registration Statement on Form N-2 (No. 33-47816).

(d)	Incorporated by reference to Exhibit A to the Registrant’s Definitive Proxy Statement filed on May 9, 1995.

(e)	Incorporated by reference to Exhibit (1)(3) to the Registrant’s Form N-2 filed on December 16, 2009.

(f)	Incorporated by reference to Item 4, Exhibit number 10(B) filed with the Registrant’s Registration Statement on Form N-2 (No. 33-47816).

ITEM 26. MARKETING ARRANGEMENTS.

Not applicable.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

Registration fees		$6,262.70
NYSE listing fee	$	[	]*
Printing and Postage (including subscription certificates)	$	[	]*
Fees and expenses of qualifications under state securities laws (including fees of counsel)	$	[	]*
Legal fees and expenses	$	[	]*
Accounting fees and expenses	$	[	]*
National Association of Securities Dealers fees	$	[	]*
Reimbursement of Dealer Manager expenses	$	[	]*
Subscription Agent fee and expenses	$	[	]*
Information Agent fees and expenses	$	[	]*
Miscellaneous	$	[	]*

Total	$	[	]*

* To be completed by amendment.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

None.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES.

TITLE OF CLASS	NUMBER OF RECORD HOLDERS AT November 30, 2009

Common Stock, par value $0.001 per share	297

ITEM 30. INDEMNIFICATION.

The Maryland General Corporation Law (the “MGCL”) permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Article EIGHTH (8) of the charter of the Registrant contains such a provision which eliminates such liability to the fullest extent permitted by Maryland law, subject to limitations of the 1940 Act.

Article EIGHTH (8) of the Registrant’s Charter provides that the Registrant shall indemnify its directors and officers to the fullest extent permitted by the MGCL. The Registrant’s Board of Directors may make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by Maryland law.

Article IX of the Registrant’s By-Laws requires the Registrant to indemnify current or former directors and officers of the Registrant to the full extent permissible under the MGCL and the Securities Act. Employees and agents who are not officers or directors of the Registrant may be indemnified in the same manner, and to such further extent as may be provided by action of the Board of Directors or by contract. In addition, the Registrant may purchase insurance on behalf of any current or former director, officer, employee or agent of the Registrant with respect to certain liabilities. The By-Laws provide, however, that the Registrant’s directors and officers shall not be indemnified against liability arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

The MGCL requires a corporation (unless its charter provides otherwise, which the Registrant’s Charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he is made a party by reason of his service in that capacity or in the defense of any issue, claim or matter in such a proceeding. The MGCL permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceedings to which they may be made a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under the MGCL, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that personal benefit was improperly received, unless in either case a court orders indemnification and then only for expenses. In addition, the MGCL permits a corporation to advance the reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his good faith belief that he has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or on his behalf to repay the amount paid or reimbursed by the corporation if it shall ultimately be determined that the standard of conduct was not met.

Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Reference is made to Section 7(a) of the Dealer Manager Agreement, a form of which will be filed as Exhibit 2-(h)(1) hereto, for provisions relating to the indemnification of the Dealer Manager. Reference is also made to Section 3 of the Management Agreement, which is filed as Exhibit 2(g) hereto, for provisions relating to the indemnification of the Investment Manager.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISOR.

Information as to the directors and officers of Baring Asset Management (Asia) Limited is included in its Form ADV filed with the SEC (SEC File No. 801-56176) and is incorporated herein by reference thereto.

Set forth below is a list of each executive officer, director and partner of the Investment Manager (other than those listed in the ADV) indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged since January 1, [•] for his own account or in the capacity of director, officer, employee, partner or trustee.

Name	Position with the Investment Manager	Other Substantial Business, Profession, Vocation or Employment

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS.

Certain accounts, books and other documents required to be maintained pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, 07102. Records relating to the duties of the Registrant’s custodian are maintained by The Bank of New York Mellon Corporation, One Wall Street, New York, New York 10026 and those relating to the duties of the transfer agent, dividend paying agent and registrar are maintained by PNC Global Investment Servicing Inc., 4400 Computer Drive, Massachusetts 01580.

ITEM 33. MANAGEMENT SERVICES.

Not applicable.

ITEM 34. UNDERTAKINGS.

(1)      Registrant undertakes to suspend the offering of the shares of Common Stock covered hereby until it amends its Prospectus contained herein if (a) subsequent to the effective date of this Registration Statement, its net asset value per share of Common Stock declines more than 10% from its net asset value per share of Common Stock as of the effective date of this Registration Statement, or (b) its net asset value per share of Common Stock increases to an amount greater than its net proceeds as stated in the Prospectus contained herein.

(2)      Not applicable.

(3)      Not applicable.

(4)      Not applicable.

(5)      Registrant undertakes that:

(a)      For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of the Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this Registration Statement as of the time it was declared effective.

(b)      For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(6)      Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York on the February 19, 2010.

THE GREATER CHINA FUND, INC. (Registrant)

By:	/s/ Brian A. Corris
Brian A. Corris
President (Principal Executive Officer)

Pursuant to the requirements of the Securities Act, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

*
Edward Y. Baker	Chairman and Director	February 19, 2010

*
John A. Bult	Director	February 19, 2010

*
Vincent Duhamel	Director	February 19, 2010

*
Jonathan A. Hawkins	Director	February 19, 2010

*
C. William Maher	Director	February 19, 2010

*
Jonathan J.K. Taylor	Director	February 19, 2010

*
Tak Lung Tsim	Director	February 19, 2010

*
Brian A. Corris	President (Principal Executive Officer)	February 19, 2010

*
Grace C. Torres	Treasurer and Vice President (Principal Financial Officer)	February 19, 2010

*By:	/s/ Deborah A. Docs
	Deborah A. Docs	Pursuant to the power of attorney.